No. 375

     AN ACT to incorporate the Atlanta Gas Light Company. APPROVED February 16th, 1856.

     1. Section I. Be it enacted, etc., That Julius W. Hayden, William N. Kirkpatrick, Adolph J. Brady, Wm. C. Lawshe, Cicero H. Strong, William Helme, and their associates, subscribers to the capital stock of the association intended to be hereby incorporated, and their successors be and they are hereby made and declared to be a body corporate and politic in deed and in law, by the name and style of the Atlanta Gas Light Company, and as such shall have power to adopt, make and use a common seal, and the same at their pleasure to alter and renew, to make and execute such by-laws, rules and regulations, not repugnant to the laws of the land, as they may deem necessary or convenient for the government of the corporation, to have perpetual succession of members and officers, conformably to such by-laws, rules and regulations to sue and to be sued, to plead and be impleaded in any Court of Law and Equity, to purchase, receive and hold lands, tenements, goods and chattels, and the same to sell, convey and assign, and generally to have, exercise and enjoy all such rights and privileges, and subject to all such liabilities as are incident to bodies politic and corporate.

     2. Section II. And be it further enacted, That the said corporation shall have full power and authority to make, manufacture and sell gas, to be made of coal, resin, or other materials, for lighting the streets, public and private buildings, and other places in the city of Atlanta, and shall be, and is hereby authorized and empowered to lay down in any and all of the streets, lanes, avenues, alleys, squares and public grounds of said city, gas pipes and other apparatus for conduction gas through the same, and to erect therein such gas posts, burners and reflectors, as may be necessary or convenient, Provided, That the public thoroughfares shall at no time be unnecessarily interrrupted or impeded by the laying down or erection thereof, and that the said streets, lanes, avenues, alleys, squares and public grounds shall not be thereby injured, but shall be left in good state and condition as they were before the laying down of said pipes, conductors or other apparatus and the erection of said posts.

     3. Section II. And be it further enacted, That the capital of said corporation shall be divided into shares of twenty-five dollars each and be transferable only on the transfer book of the company, and until such transfer is regularly made thereon, shall be held bound and liable for all debts due and owing to the corporation by the holder thereof, and by order of the Directors on conformity to such by-laws as the Stockholders may adopt in relation thereto, may be sold at public auction for the purpose of paying any debt or debts due by the individual Stockholders to the Company, they accounting to such Stockholders for any surplus of the proceeds of such sale remaining after the payment of such debt or debts.

     4. Section IV. And be it further enacted, That the affairs of said corporation shall be managed by a Board of five Directors to be elected annually on such day as may be fixed by the by-laws of the Company, of whom, one shall be elected to preside over the Board to be known as, and to discharge the duties of, President of said corporation; and that at all elections of Directors, and in all meetings of the Stockholders, each Stockholders shall be entitled to one vote for each share of stock standing in his or her name; and said stock may be represented by the Attorney or proxy of the Stockholder.

     5. Section V. And be it further enacted, That if at any time an election of Directors should not take place on the day appointed by the by-laws, the corporation shall not be dissolved for that cause, but the Directors previously elected shall continue to exercise as theretofore the functions of their office, as such, until others be elected in conformity to the by-laws.

     6. Section VI. And be it further enacted, That if any person or persons shall wilfully do, or cause to be done, any act or acts whereby to injure any pipe, conductor, cock, meter, machine or other thing whatever appertaining to the gas works of said company whereby the same may be stopped, obstructed or injured, the person or persons so offending shall be considered guilty of, and may be indicted for, a misdemeanor, and being thereof duly convicted, shall be punished by fine not exceeding two hundred dollars or imprisonment in the common jail not exceeding sixty days, or by both fine and imprisonment, not exceeding the said sum and time, and such criminal prosecution shall in no wise impair the right of action for damages, which the said Company is hereby authorized to institute in any Court having cognizance and jurisdiction of the same.

                 AMENDING ACT INCORPORATING ATLANTA GAS LIGHT

                                    COMPANY

                                    No. 373

        An Act to amend an Act entitled "An Act to incorporate the Atlanta Gas Light Company," approved February 16th 1856, by vesting in said company authority to furnish electric lights as well as gas, and by vesting in said company authority to issue bonds, and to secure the same by mortgage upon any or all of its property, real and personal, rights, franchises and privileges, and for other purposes.

        SECTION I. Be it enacted by the General Assembly of the State of Georgia, That, in addition to the powers, rights and authority heretofore granted to the Atlanta Gas Light Company, the said corporation is hereby granted full power and authority to make, sell and furnish gas and electricity for any and all uses to which the same may be put advantageously, and is hereby authorized and empowered to lay pipes and conduits, and to erect poles and to run wires, either below or above the surface of the street, as may be desirable in each case, for the purpose of furnishing either electricity or gas, or both, and to maintain and repair its pipes, conduits, poles, wires and appurtenances.

        SECTION II. Be it further enacted, That said corporation is hereby expressly authorized and empowered to issue bonds, and to secure the same by mortgage upon any or all of its property, real and personal, rights, privileges and franchises, whenever and as often, and to such amount as it may deem necessary to enable it to properly and advantageously exercise the franchise granted it, and to perform the public service for which it is created. Such bonds and mortgage shall be executed and acknowleged by such officers of the company as may be designated for the purpose by the Board of Directors, but the issue of said bonds and the execution of such mortgage or mortgages shall, in every case, be first authorized and directed at a meeting of the stockholders duly called for the purpose.

        SECTION III. Be it further enacted by authority aforesaid, That all laws and parts of laws in conflict herewith be, and the same are hereby repealed.

        Approved October 14, 1889.

        Thereupon the following resolution was duly offered and second and a stock vote being had thereon received the affirmative vote of 40,585 shares of Common stock and 24,000 shares of Preferred stock being the entire outstanding issue of stock, both Common and Preferred, of the Company, and was declared unanimously adopted, to-w:

        RESOLVED by the stockholders of the Atlanta Gas Light Company meeting duly assembled that this Company do apply for, secure and accept an amendment to its charter by proper application to the Superior Court of Fulton County, Georgia, authorizing and empowering the Company to lease and mortgage its properties, real and personal, including its franchises, and to execute conveyances appropriate to such purposes; and further amending its charter so that in addition to the powers, rights and authorities heretofore granted to it said corporation shall have full power and authority to make, sell and furnish gas and electricity for any and all uses to which the same may be put advantageously, and that it have power to lay pipes and conduits and run wires either below or above the surface of the streets, roads or highways, as may be desirable in each case and for the purpose of furnishing either gas or electricity, or both, and to maintain and repair its pipes, conduits, poles, wires and appurtenances.
        BE IT FURTHER RESOLVED that its charter as granted by Act of the General Assembly of Georgia, approved February 15th, 1856, and amended by Act approved October 14th, 1889, shall in all other respects remain of force and unchanged.

                     -------------------------------------

        I.R.C. Congdon, Secretary of the Atlanta Gas Light Company, do hereby certify that the foregoing and attached resolution with reference to the amendment of the charter of the Atlanta Gas Light Company was duly and unanimously adopted by the affirmative vote of all of the outstanding stock of the Company at a special meeting of the stockholders of this Company duly and legally called and held at the office of the Company,in Atlanta, Georgia, on November 14th, 1900.
        Witness my hand and the goal of said Company this November 15th 1919.


(Corp Seal)                             R.C.Congdon     Secretary

State of Georgia,

County of Fulton.  TO THE SUPERIOR COURT OF SAID COUNTY:

        The petition of the Atlanta Gas Light Company respectfully shows:

        1. That it is a corporation duly incorporated under the laws of Georgia by an Act of the General Assembly approved February 16th, 1856, as shown by the public Acts of 1855-6, page 420, et seq., to which reference is here made, and as amended by an Act of the General Assembly of Georgia, approved October 14th, 1889, as shown by the Public Acts of said State of 1888-9, page 1398, et.seq., to which reference is here made.

        2. That it has fully paid up, duly issued and outstanding forty thousand and five hundred and eighty five (40,585) shares of the par value of twenty five ($25.00) dollars each of common capital stock, aggregating one million and fourteen thousand and six hundred and twenty five ($1,014,625) dollars, and it has likewise duly issued an outstanding twenty four thousand (24,000) shares of the par value of twenty five ($25.00) dollars each of preferred capital stock, aggregating six hundred thousand ($500,000.00) dollars, and it also has duly issued and outstanding one million and one hundred and fifty thousand ($1,150,000.00) dollars principal first mortgage bonds secured by mortgage executed on the 1st day of June 1897, and said bonds maturing fifty
(50) years from said date.

        3. That petitioner desires that its charter be amended and files herewith a certified abstract from the minutes of its stockholders' meeting, duly held on the 14th day of November, 1919, showing that this application for an amendment has been authorized by proper corporate action.

        4. That it desires that its said charter be amended so that in addition to the powers, rights and authority heretofore granted to in said corporation have full power and authority to make, sell and furnish as and electricity for any and all uses to which the same may be put advantageously, and that it have power to lay pipes and conduits and to erect poles and run wires, either below or above the surface of the streets, roads or highways, as may be desirable in each case, and for the purpose of furnishing either gas or electricity, or both, and to maintain and repair its pipes, conduits, poles, wires and appurtenances;
     That said corporation in addition shall have full power and authority to issue bonds, or other evidences of indebtedness, and to secure the same by mortgage upon any or all of its property, real and personal, rights, privileges and franchises, and to such amount as it may be necessary whenever duly authorized by the stockholder of petitioner;
     That it further have express power and authority to either lease or mortgage its property, real and personal, and its franchise and to execute conveyances appropriate to such purposes when so authorized by three-fourths vote of the entire voting stock of petitioner, or whenever any such action may be ratified by such vote.
     5. That except as herein prayed for said charter shall not be otherwise affected, altered, amended or changed in any respect.
     6. Petitioner prays that this application be filed, recorded and published as provided by law, and that this Court do pass an order granting the same and amending its charter as herein petitioner for and petitioner will ever pray.

                                       Smith, Hammond & Smith
                                       ----------------------
                                       King & Spalding
                                       ----------------------
                                     Attorneys for Petitioner.

Filed in office this the 17 day of Nov. 1919.

          Arnold Broyles Clerk

Ex Parte                                  IN FULTON SUPERIOR COURT.
Atlanta Gas Light Company                 APPLICATION FOR AMENDMENT OF CHARTER

        The application for amendment of charter of Atlanta Gas Light Company in this proceeding has been filed and published as required by law and the petitioner has in all respects complied with the requirement of the law, and the said application is legitimately within the purview and intent of the Statues in such cases made and provided.

        It is thereupon considered, ordered and adjudged by the Court that said application for amendment be, and the same is hereby, in all respects granted as prayed for, and the charter of petitioner is hereby amended in accordance with the said application.

        Let this proceeding be recorded as provided by law and petitioner will pay the cost thereof.

        In Open Court, This 17 day of December, 1919.

                        J.T. Pendleton
                        --------------
                        Judge Superior Court,
                        Atlanta Circuit.

Georgia, Fulton County.

        TO THE SUPERIOR COURT OF SAID COUNTY.

        The petition of the Atlanta Gas Light Company shows as follows:

        (1) It is a corporation duly incorporated under the laws of Georgia by an Act of the General Assembly of Georgia, approved February 16th, 1856, as appears from the Acts of Georgia Legislatur 1855-6, page 420, et seq., to which reference is here made; that it said charter was amended by any act of the General Assembly of Georgia, approved October 14th, 1889, as shown in the Acts of Georgia Legislature 1888-9, page 1398 et seq., to which reference is here made; that its said charter was further amended by judgment of the Superior Court of Fulton County Georgia on the 17th day of December 1919, as appears from the records of said Court, to which reference is here made.
        (2) Petitioner desires that its said charter be further amended so as to withdraw from petitioner the power now enjoyed under its charter to make and sell and furnish electricity for any and all uses to which the same may be put advantageously, and the power to lay pipes and conduits, to erect poles and run wires either above or below the surface of the streets, roads and highways as may be desirable in each case for the purpose of furnishing electricity, and the power to maintain and repair its pipes, conduits, poles, wires and appurtenances for the purpose of furnishing electricity, the purpose and purport and object to said amendment being to lessen and modify the corporate powers of said Atlanta Gas Light Company to the extent named and to deny to said Company any charter power now possessed of manufacturing or furnishing or dealing in electricity.
        (3) Petitioner shows that the authority and directions to apply for and obtain and accept said amendment to said charter was granted by proper corporate action of petitioner through the unanimous vote of all of its outstanding capital stock on the 19th day of March 1929, as appears from a certified abstract from the min-utes of petitioner which is hereto attached as Exhibit "A".
        (4) That except as herein prayed for said charter shall not be otherwise affected, altered, amended or changed in any respect by this proceeding or by any order or decree of judgment passed in pursuance thereof.

                                        Colquitt & Conyers
                                        ------------------------
                                  Attorneys for Atlanta Gas Light Company

Filed in office this
20 day of Mar. 1929.
T.C. Miller, Clerk

                              ORDER AND JUDGMENT.
                              -------------------
        The foregoing application for amendment of the charter of the Atlanta Gas Light Company having been shown to the Court to have been filed and published as required by law, and it further appears that petitioner has in all respects complied with the requirements of law, and it further appearing that said amendment has been authorized by unanimous vote of all the stockholders of petitioner and that said amendment is legitimately within the purview of the laws of Georgia in such cases made and provided,
        IT IS THEREFORE considered, ordered, adjudged and decreed, that said application for amendment be and the same is hereby granted in all respects as prayed for, and the charter of petitioner is hereby amended in accordance with said application.
        This 20 day of April, 1929.

                                        Virlyn B. Moore
                                        ---------------
                                        Judge S.C.A.C.

     At a meeting of the stockholders of the Atlanta Gas Light Company held on March 13, 1929, pursuant to a regular and legal call for said meeting, and there being present and voting the entire outstanding issue of stock both common and preferred of said Company, there was adopted by unanimous vote of said entire outstanding issue of stock the following resolution to wit:

     "RESOLVED that the Atlanta Gas Light Company through its attorneys or other officers be and they are authorized and directed to apply to the Superior Court of Fulton County, Georgia, for an amendment to the charter of said Company withdrawing from said Company the power now enjoyed under its charter to make and sell and furnish electricity for any and all uses to which the same may be put advantageously, and the power to lay pipes and conduits, to erect poles and run wires either above or below the surface of the streets, roads and highways as may be desirable in each case for the purpose of furnishing electricity, and the power to maintain and repair its pipes, conduits, poles, wires and appurtenances for the purpose of furnishing electricity, the purpose and purport and object of said amendment being to lessen and modify the corporate powers of said Atlanta Gas Light Company to the extent named and to deny to said Company any charter power now possessed of manufacturing or furnishing or dealing in electricity.

     Be it further resolved by said unanimous vote as aforesaid that said amendment to said charter when secured be accepted and adopted by said Atlanta Gas Light Company."

     I, W. H. Wright, Secretary of the Atlanta Gas Light Company, does hereby certify that the foregoing is a correct and true extract from the minutes of the Atlanta Gas Light Company, properly setting forth the corporate action of said Company as the same was had on the date above named, and as the same appears of record in said minute:

     Witness my hand on the seal of said corporation this March 19th, 1929.


                                   M. H. Wright
                                   ------------
                                   Secretary.

(Corp. Seal)

                                  Exhibit "A"

GEORGIA       )
                                           IN THE SUPERIOR COURT OF SAID COUNTY.
FULTON COUNTY.)

     This the petition of ATLANTA GAS LIGHT COMPANY respectfully represents unto this Court as follows:

                                      1.

     Petitioner is a corporation duly incorporated by an Act of the General Assembly of Georgia approved February 16, 1856, as shown by the Georgia Laws of 1855-6, page 420, et seq., to which reference is made; and as amended by an Act of the General Assembly of Georgia approved October 14, 1889, as shown by the Georgia Laws of 1888-9, page 1398, et seq., to which reference is made; and as amended by order of this Court entered on the 17th day of December, 1919, to which reference is made; and as amended by order of this Court entered on the 20th day of April, 1929, to which reference is also made.

                                      2.

     Petitioner desires that its charter be amended in the manner set out in a resolution adopted at a special meeting of its stockholders held on the 14th day of September, 1929. A certified copy of said resolution is hereto attached marked Exhibit "A" and made a part hereof. Except as herein prayed for, petitioner desires that its charter shall not be otherwise affected, altered, amended or changed in any respect.

     Petitioner prays that this application be filed, recorded and published as provided by law, and that this Court do pass an order granting the same and amending its charter in accordance with this petition.

                                       Alston, Alston, Foster & Moise
                                       ------------------------------
                                       Attys for Atlanta Gas Light Company.

Filed Sept. 18, 1929.

                                           T. C. Miller   C. S. C.
                                           ------------

RESOLVED, that the charter of the Atlanta Gas Light Company be amended by adding to Section One (1) of the Act of the Legislature of the State of Georgia, approved February 16, 1856, granting to the Atlanta Gas Light Company a charter, the following words:

"Atlanta Gas Light Company is to have the right and power to exercise all of the powers conferred upon it by its original charter and by any amendment thereto heretofore or hereafter granted, in any municipality of the State of Georgia, and in and throughout the State of Georgia, and in addition shall have the right and power to manufacture gas, to lay pipe lines for the furnishing and distribution of gas, within any part of the State of Georgia; to connect its lines, now laid or to be laid, with pipe lines or other lines which have been laid or may hereafter be laid by it or any other person, partnership or corporation within the State of Georgia, whether such lines originate within or without the State of Georgia, for furnishing gas, and likewise to extend any system of pipe lines and mains or laterals or feed pipes now owned by it or which may hereafter be owned by it, and to furnish through the said pipe lines and through any pipes, mains, or laterals now owned by it or hereafter to be acquired by it, gas for heating, lighting and/or power purposes, and for any other purposes to which the same may be applied; to connect its mains, lines and/or pipes with those of any other person or corporation now or hereafter to be laid, and to furnish gas received therefrom through the same for any and all purposes for which the same may be then used".

BE IT FURTHER RESOLVED, that the President or any Vice President of this Company be, and he is hereby authorized and directed to cause such petition or petitions as may be necessary or desirable to accomplish this amendment to be filed, and such orders as may be necessary or desirable to be taken thereon, and to do such other acts and things as may be deemed necessary or desirable to be done in order to put this amendment into effect.

I, W. M. McFarland, the duly elected, qualified and acting Secretary of Atlanta Gas Light Company,

     HEREBY CERTIFY that the foregoing is a true and correct copy of a resolution duly adopted at a Special Meeting of the Stockholders of Atlanta Gas Light Company, duly held and convene on the 14th day of September, 1929, at which meeting a quorum was present and voting and that said resolution has not been annulled, revoked or amended in any way whatsoever, but is in full force and effect.

     WITNESS the signature of said officer of Atlanta Gas Light Company and its corporate seal hereto affixed this 16th day of September, 1929.


                                       W. M. McFarland
                                       ----------------
                                             Secretary.


(Corp Seal)

               IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA.

IN THE MATTER OF
                                             ORDER AMENDING CHARTER.
PETITION OF ATLANTA GAS LIGHT

COMPANY, AMENDMENT TO CHARTER.


        The petition of Atlanta Gas Light Company for amendment to its charter coming on for hearing and it being made to appear that the petition has been published once a week for four successive weeks in the manner required by law and the object of said petition being within the purview of the law,

        IT IS CONSIDERED, ORDERED AND ADJUDGED that the prayers of said petition be and the same are hereby granted and the charter of the Atlanta Gas Light Company is amended in the manner and respect set out in said petition.

        Let this judgement be filed and recorded in the manner provided by law.

        In open court this 22 day of October, 1929.

                                       G. H. Howard
                                       ------------
                            Judge, Superior Court, Atlanta Circuit.


Filed in this office

18 day of Sept. 1929.

                                                   T. C. Miller    C. S. C.
                                                   ------------

                                    #14582

State of Georgia

County of Fulton.

TO THE SUPERIOR COURT OF SAID COUNTY:

        This the petition of Atlanta Gas Light Company respectfully shows:

        1. It is a corporation duly incorporated under the laws of Georgia by an Act of the General Assembly approved February 16, 1856, as shown by the Public Acts 1855-56, pages 420, et seq. and as amended by an Act approved October 14, 1889 as shown by the Public Acts 1888-9, pages 1393, et seq., and as further amended by orders of this Court entered December 17, 1919, April 20, 1929 and October 22, 1929; all of which said laws and orders are hereby referred to.

        2. Petitioner desires to amend its charter so as to provide that it shall have authority to issue preferred stock of the par value of one hundred ($100) dollars per share, which said preferred stock may be issued in one or more classes. Each class of said preferred stock shall have such preferences, voting powers, restrictions and qualifications as may be provided in the resolution or resolutions authorizing the issuance of the same, and adopted by the votes of the holders of the majority of the capital stock of Atlanta Gas Light Company then outstanding and entitled to vote.

        No share of preferred stock shall be issued in violation of the terms of any other preferred stock issued by petitioner and then outstanding.

        Any shares of capital stock of petitioner, common or preferred may be paid for in money or in properties at the reasonable market value thereof.

        Each share of common stock now outstanding or which may be issued shall be on equality one with the other in the amount of its par value and as well as to preferences, voting power, restrictions or qualifications.

        3. The powers and privileges herein provided for shall be in addition to the powers and privileges conferred more
upon petitioner by its/original charter and the aforementioned amendments thereto.

        4. Petitioner attaches hereto marked "Exhibit A" a certified copy of resolutions unanimously adopted by the holders of all the shares of its capital stock now outstanding and entitled to vote.

        WHEREFORE, petitioner prays that this petition be filed and published in the manner required by law and that thereafter the same be granted and petitioner's charter be amended in accordance herewith.

                                        Respectfully submitted,

                                        Alston, Alston, Foster & Moise
                                     ------------------------------------
                                        Attorneys for Petitioner.

August 17, 1935.

Filed in office this the 17 day of Aug. 1935

J. W. Simmons C.S.C.
-----------------------

                                  "Exhibit A"
                                  -----------

        "Resolved: That the charter of Atlanta Gas Light Company as heretofore amended be further amended so as to provide that Atlanta Gas Light Company shall have authority to issue preferred stock of the par value of one hundred ($100) dollars per share, which said preferred stock may be issued in one or more classes. Each class of said preferred stock shall have such preferences, voting powers, restrictions and qualifications as may be provided in the resolution or resolutions authorizing the issuance of the same, and adopted by the votes of the holders of the majority of the capital stock of Atlanta Gas Light Company then outstanding and entitled to vote. No share of preferred stock shall be issued in violation of the terms of any other preferred stock issued by Atlanta Gas Light Company and then outstanding. Any shares of capital stock of Atlanta Gas Light Company, common or preferred, may be paid for in money or in properties at the reasonable market value thereof. Each share of common stock now outstanding or which may be issued shall be on equality one with the other in the amount of its par value and as well as to preferences, voting power, restrictions or qualifications. The powers and privileges to be granted to Atlanta Gas Light Company through this amendment shall be in addition to the powers and privileges conferred upon it by its original charter and the amendments heretofore granted thereto.

        BE IT FURTHER RESOLVED: That the President or any Vice President of Atlanta Gas Light Company be, and is hereby, authorized and directed to cause a petition to be filed in the Superior Court of Fulton County, Georgia, praying that the charter of Atlanta Gas Light Company be amended as herein set out and that such orders as may be necessary or desirable be taken thereon and that any of said officers are hereby authorized to do all things necessary or desirable to be done in order to put this amendment into effect."

        I, E. J. Stern, Secretary of the special stockholders' meeting of Atlanta Gas Light Company held in Atlanta, Georgia, August 17, 1935 do hereby certify that the foregoing is a true and correct copy of the resolutions duly adopted at said Special meeting of the stockholders of Atlanta Gas Light Company, and that the meeting was duly held and convened on the 17th day of August, 1935 and that all the shares of stock of said Company outstanding and entitled to vote were present either in person or by proxy and voted unanimously for said resolutions; and that said resolutions have been annulled, revoked or amended in any way whatsoever, but are in full force and effect.

        Witness my official signature this 17th day of August, 1935.

                                       E. J. Stern   Sec.
                                       ------------------

IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA.

In the matter of

PETITION OF ATLANTA GAS LIGHT COMPANY FOR AMENDMENT TO CHARTER.

                            ORDER AMENDING CHARTER
                            ----------------------

        The petition of Atlanta Gas Light Company for amendment to its charter coming on for hearing; and it being made to appear to the Court that the petition has been duly filed in the office of the Clerk of this Court and that it has been published once a week for four successive weeks in the manner required by law; and the object of said petition being within the purview of the law;

        It is CONSIDERED, ORDERED AND ADJUDGED: That the prayers of said petition be, and the same are hereby, granted and the charter of the Atlanta Gas Light Company is amended in the manner and respect set out in said petition.

        Let this judgment be filed and recorded in the manner provided by law.

        In Open Court this 13th day of September, 1935.

                                       John D. Humphries
                                       -----------------
                                          Judge Superior Court,
                                          Atlanta Circuit.

================================================================================



                            PETITION FOR MERGER OF

                   ATLANTA GAS LIGHT COMPANY, GEORGIA PUBLIC
                    UTILITIES COMPANY and MACON GAS COMPANY


                                  Pursuant to
                           Joint Agreement of Merger



                              Dated March 7, 1941

                                      and

            Order of the Superior Court of Fulton County, Georgia,
                     Granting the Merger of Said Companies


================================================================================

                           FILED IN OFFICE, THIS THE
                             18 day of March 1941
                               /s/ Harry Magbee
                           -------------------------
                                        Deputy Clerk

To the Honorable Superior Court of Fulton County, Georgia:

        This petition of Atlanta Gas Light Company, Macon Gas Company and Georgia Public Utilities Company shows respectfully unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

                                      1.

        Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq.). This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398 et seq.). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, and September 13, 1935.

                                      2.

        Macon Gas Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Bibb County, Georgia. The charter of Macon Gas Company was granted to it under the name of The Macon Gas Light & Water Company by an Act of General Assembly of the State of Georgia approved February 21, 1876 (Georgia Laws 1876, pages 245 et seq.). This charter was amended by Acts of General Assembly approved October 13, 1885 (Georgia Laws 1884-85, pages 286 et seq.), an Act approved December 22, 1886 (Georgia Laws 1886, p. 218), and an Act approved December 23, 1886 (Georgia Laws 1886, p.
219). This charter was also amended by orders of the Superior Court of Bibb County, Georgia, dated March 29, 1889, October 17, 1891, November 25, 1898, January 2, 1906, January 8, 1906

July 17, 1911, November 13, 1923, and August 9, 1936. The aforesaid amendment granted by order of the Superior Court of Bibb County, Georgia, dated July 17, 1911, changed the name of the corporation to Macon Gas Company.

                                      3.

        Georgia Public Utilities Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Richmond County, Georgia. Its charter was granted to it under the name of The Gas Light Company of Augusta by an Act of the General Assembly of the State of Georgia, approved January 21, 1852 (Georgia Laws 1851-52, pages 204 et seq.). This charter was amended by orders of the Superior Court of Richmond County, Georgia, dated May 13, 1881, December 2, 1893, June 5, 1905, and April 24, 1928. The amendment granted by the order of the Superior Court of Richmond County, Georgia, dated April 24, 1928 changed the name of the corporation to Georgia Public Utilities Company.

                                      4.

        On March 7, 1941, Atlanta Gas Light Company, Macon Gas Company and Georgia Public Utilities Company, petitioners herein, entered into a Joint Agreement of Merger signed by a majority of the directors of each of said corporations under the corporate names and seals of the respective corporations, prescribing the terms and conditions of the merger, the mode of carrying the same into effect, the name and principal place of business in the State of Georgia of the resulting corporation, the maximum number of shares of capital stock authorized to be outstanding at any time and the manner of the issuance thereof, the number of shares which the resulting corporation will have and the classes of capital stock, the manner and terms of converting the capital stock of each of the merging corporations into stock or obligations of the resulting corporation or the payment therefor, together with other provisions and details not inconsistent with law, deemed by the Directors of the several corporations to be necessary or proper. A copy of said Joint Agreement of Merger is hereto attached and made a part of this petition and paragraph.

                                      5.

    Notice of the time, place and object of a meeting of the stockholders of each of said three corporations called separately for the purpose of voting upon said merger was given in accordance with the terms of the charters and by-laws of said corporations to, or was waived in writing by, each stockholder of record of each of said corporations, whether entitled to vote or not. At said separate meetings of the stockholders of said three corporations said Joint Agreement of Merger was considered and a vote by ballot, in person or by proxy, taken for the adoption or rejection of said Joint Agreement of Merger. At each of said meetings the holders of all of the stock of the respective corporations entitled to exercise the voting power on the proposal to merge, voted in favor of the adoption of said Agreement. Hereto attached and made a part of this petition and paragraph is a copy of said Joint Agreement of Merger to which are attached a certificate of the Secretary of each of said three corporations that at said respective separate meetings of the stockholders of said three corporations the holders of all of the stock of each of said corporations holding stock entitling them to exercise the voting power on the question of the adoption or rejection of said Joint Agreement of Merger voted in favor of the adoption of said Joint Agreement of Merger. Said certificates are under the seals of the respective corporations.

                                      6.

    Under the provisions of said Joint Agreement of Merger Macon Gas Company and Georgia Public Utilities Company will be merged into Atlanta Gas Light Company. This petition is presented to the Superior Court of Fulton County, Georgia as the Superior Court of the County of the principal place of business of the continuing corporation.

                                      7.

    This petition is presented to obtain the grant of an order merging Macon Gas Company and Georgia Public Utilities Company into Atlanta Gas Light Company in accord with the laws of the State of Georgia so that the separate existence of Macon Gas Company and Georgia Public Utilities Company shall cease and they shall be merged into Atlanta Gas Light Company in accordance with said Joint Agreement of Merger, possessing all of the rights, privileges, powers, franchises and immunities as well of a public as of a private nature, except exemption from taxation and except exemption from special assessments for street paving or other special assessments, and so that all property, real, personal and mixed, and all debts due on whatever account, and all other things in action of or belonging to each of said corporations shall be vested in Atlanta Gas Light Company, and all property, rights, privileges, powers, franchises and immunities of said corporations, except exemption from taxation and except exemption from special assessments for street paving or other special assessments, and all and every other interest of said three corporations shall thereafter be as effectually the property of Atlanta Gas Light Company as the continuing corporation as they were of the several respective corporations, and so that title to any real estate, whether acquired by deed or otherwise, under the laws of this State vested in any of said corporations shall not revert or be in any way impaired by reason thereof; Provided, however, that all rights of creditors and all liens on the property of any of said corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the time of the merger, and all debts, liabilities and duties of said respective corporations shall thenceforth attach to Atlanta Gas Light Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred by it.

    WHEREFORE, petitioners pray that this Honorable Court grant an order merging Atlanta Gas Light Company, Macon Gas Company and Georgia Public Utilities Company with the result that the existence of Atlanta Gas Light Company will continue and that Macon Gas Company and Georgia Public Utilities Company shall be merged into Atlanta Gas Light Company and that Atlanta Gas Light Company shall be vested with all the rights, privileges, powers, franchises and immunities as well of a public as of a private nature, except exemption from taxation and except exemption from special assessments for street paving or other special assessments, and with the results set forth in this petition and in accordance with the Joint Agreement of Merger, a copy of which is attached to the petition and made a part hereof, and that your petitioners have such other and further relief as in the premises may seem proper.



                                   ALSTON, FOSTER, MOISE & SIBLEY
                                   ------------------------------
                                      Attorneys for Petitioners

    JOINT AGREEMENT OF MERGER made and entered into by and between the Directors of Atlanta Gas Light Company, a Georgia corporation, Georgia Public Utilities Company, a Georgia corporation and Macon Gas Company, a Georgia corporation, and under the respective names and seals of said three corporations, under date of March 7, 1941.

    WHEREAS the said three corporations, parties hereto, are each organized under the laws of the State of Georgia and none of said Corporations is of a character for which charters are granted only by the Secretary of State of Georgia;

    WHEREAS said Atlanta Gas Light Company has issued and now has outstanding 13,000 shares of its 6% Cumulative Preferred Stock, of the par value of $100 each, and 93,745 shares of its common stock, of the par value of $25 each;

    WHEREAS said Georgia Public Utilities Company has issued and now has outstanding 1,400 shares of its Preferred Stock, of the par value of $25 each, and 18,000 shares of its common stock, of the par value of $25 each;

    WHEREAS said Macon Gas Company has issued and now has out-standing 200 shares of its Preferred Stock, of the par value of $100 each, and 4,755 shares of its common stock, of the par value of $100 each;

    WHEREAS the Boards of Directors of said Atlanta Gas Light Company, said Georgia Public Utilities Company and said Macon Gas Company desire that said three corporations merge into a single continuing corporation under and pursuant to the provisions of the laws of the State of Georgia for the purpose of securing greater efficiency and economy of management and financing, and for the general welfare of said three corporations;

    Now, therefore, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, and for the purpose of prescribing the terms and conditions of merger, and the mode of carrying the same into effect and of setting forth certain other provisions and matters pursuant to the laws of the State of Georgia or not inconsistent therewith, as prescribed by law or deemed necessary or proper by the Directors of said corporations parties hereto, the Directors of said three corporations under their respective corporate names and seals, have agreed and do hereby agree as follows:


                                   ARTICLE I

    Said Georgia Public Utilities Company and said Macon Gas Company shall be and they each hereby are merged into said Atlanta Gas Light Company, which shall continue its existence as the constituent corporation into which said Georgia Public Utilities Company and said Macon Gas Company are merged and which, as it shall exist as such continuing corporation after such merger shall have become effective under the laws of the State of Georgia, shall continue to have the name of Atlanta Gas Light Company and will be hereinafter sometimes called the "Merged Company". Nothing herein contained is intended to or shall be construed as contemplating or resulting in the creation of a new corporation, it being expressly understood that said Atlanta Gas Light Company is and shall remain in existence as the corporation into which said Georgia Public Utilities Company and said Macon Gas Company are merged.


                                  ARTICLE II

    The principal place of business of the Merged Company in the State of Georgia shall be Fulton County in said State.

                                  ARTICLE III

        The corporate identity, existence, rights, privileges, powers, franchises, good will and immunities and all and singular the property, real and personal and mixed, all debts due on whatever account, as well as all other things in action of or belonging to said Atlanta Gas Light Company, after the merger herein provided for shall have become effective under the laws of the State of Georgia and without further act or deed, shall continue to be possessed by or vested in the Merged Company unaffected and unimpaired by this Agreement. The separate existence of said Georgia Public Utilities Company and said Macon Gas Company shall cease as soon as the merger herein provided for shall have become effective under the laws of the State of Georgia, and thereupon said two corporations and said Atlanta Gas Light Company shall become a single continuing corporation, in accordance with the terms of this Agreement, namely, the Merged Company. Upon the merger becoming effective under the laws of the State of Georgia, the Merged Company shall possess all the rights, privileges, powers, franchises, and immunities as well of a public as of a private nature, except exemptions from taxation and except exemptions from special assessments for street paving or other special assessments of each of said corporations; and all property real, personal and mixed, and all debts due on whatever account, and all other things in action of or belonging to said Georgia Public Utilities Company and said Macon Gas Company shall be, by operation of law and without further act or deed, vested in the Merged Company; and all property, rights, privileges, powers, franchises and immunities, except exemption from taxation and except exemption from special assessments for street paving or other special assessments, and all and every other interest of said Georgia Public Utilities Company and said Macon Gas Company shall, by operation of law and without further act or deed, be as effectually the property of the Merged Company as they presently are of the said Georgia Public Utilities Company and said Macon Gas Company; and the title to all real estate, whether acquired by deed or otherwise, vested in said Georgia Public Utilities Company and said Macon Gas Company shall not revert or be impaired in any way by reason thereof, provided that all rights of creditors and all liens on the property of said Georgia Public Utilities Company and said Macon Gas Company shall be preserved unimpaired limited in lien to the property affected by such liens at the time the merger shall become effective as afore said; and all and singular the debts, liabilities and duties of said Georgia Public Utilities Company and said Macon Gas Company shall thenceforth attach to the Merged Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred by it. Without, in any way, limiting the generality of the foregoing, the indebtedness to attach to the Merged Company as aforesaid shall include

                (1) $709,000 principal amount of First Mortgage Bonds, 4 1/2% Series Due 1952, of Macon Gas Company, issued under and secured by Indenture of Mortgage of said Macon Gas Company to Central Hanover Bank and Trust Company, as Trustee, dated as of June 1, 1937;

                (2) $363,000 principal amount of Five Per Cent. First Mortgage Gold Bonds, due, as extended, February 1, 1941, of The Gas Light Company of Augusta (by change of name Georgia Public Utilities Company), issued under and secured by Indenture of Mortgage of said The Gas Light Company of Augusta to the First National Bank of Chicago, as Trustee, and Emile
        K. Boisot, as Co-Trustee, dated as of April 2, 1906, as supplemented by Supplemental Indenture, dated as of October 1, 1937, between said Georgia Public Utilities Company and said Trustees;

                (3) $140,000 principal amount of First Mortgage 6% Gold Bonds. Series A, due January 1, 1946, of Griffin Gas, Ice & Cold Storage Company (assumed by said Georgia Public Utilities Company), issued under and secured by Indenture of Mortgage of said Griffin Gas, Ice & Cold Storage Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees, dated as of January 1, 1926, assumed by said Georgia Public Utilities Company by Supplemental Indenture dated August 23, 1928;

                (4) $75,000 principal amount of First Mortgage Gold Bonds of Valdosta Gas Company (assumed by said Georgia Public Utilities Company), issued under and secured by First Mortgage of Valdosta Gas Company to The Baltimore Trust Company, as Trustee, dated as of June 1, 1925, assumed by said Georgia Public Utilities Company by Supplemental Indenture dated as of November 29, 1935.

        Upon the merger herein provided for becoming effective under the laws of the State of Georgia, the Merged Company shall execute, acknowledge and deliver such supplemental indentures to the Trustees under the respective indentures of mortgage above mentioned, if any, as may be required pursuant to said indentures to provide for or evidence the assumption by the Merged Company of the respective obligations secured by said respective indentures of mortgage; but neither anything in this Agreement contained nor the execution and delivery of any such supplemental indenture shall be construed to extend or enlarge in any way the lien of any of said Indentures.



                                  ARTICLE IV

        The Merged Company, in addition to the powers conferred upon it by the laws of the State of Georgia, shall have the powers now granted to said Atlanta Gas Light Company under the Act of the General Assembly of the State of Georgia, approved February 16, 1856, incorporating said corporation, as shown by the Public Acts of Georgia of 1855-6, page 420 et seq., to which reference is hereby made, as the charter and charter powers granted thereby have been amended by an Act of the General Assembly of the State of Georgia, approved October 14, 1889, as shown by the Public Acts of said State of 1888-9, page 1398 et seq., to which reference is hereby made, and by Orders of the Superior Court of Fulton County of the State of Georgia, dated December 17, 1919, April 20, 1929, October 22, 1929 and September 13, 1935, respectively, each duly recorded on the minutes of the Superior Court of said County and in the Charter Books in the Clerk's office of the Superior Court of said County, to which reference is hereby made as though they were part hereof; and further, to the extent that the same are not a limitation of or inconsistent with the foregoing powers, the Merged Company shall have the powers heretofore granted to

                (A) said Georgia Public Utilities Company, under the Act of the General Assembly of the State of Georgia, approved January 21, 1852, incorporating said corporation (then The Gas Light Company of Augusta), as shown by the Public Acts of said State of 1851-2, page 204, to which reference is hereby made, as the charter and charter powers granted thereby have been from time to time amended by Orders of the Superior Court of Richmond County, at the April term, 1881, on December 2, 1893, at the April term,1905 and on April 24, 1928, respectively, each duly recorded on the minutes of the Superior Court of said County, and in the Charter Books in the Clerk's office of the Superior Court of said County, to which reference is hereby made as though they were a part hereof; and

                (B) said Macon Gas Company, under an Act of the General Assembly of the State of Georgia approved February 21, 1876, incorporating said corporation (then Macon Gas-Light & Water Company), as shown by the Public Acts of said State of 1876, page 245 et seq., to which reference is hereby made, as the charter and charter powers granted thereby have been amended by three subsequent acts of said General Assembly approved October 13, 1885, December 22, 1886 and December 23, 1886 respectively, as shown by the Public Acts of said State of 1885, page 286, of 1886, page 218 and of 1886, page 219, respectively, to which reference is hereby made; and by certain Orders of the Superior Court of Bibb County of the State of Georgia, dated March 29, 1889, October 17, 1891, November 25, 1898, January 2, 1906, January 8, 1906, July 17, 1911,
        November 13, 1923 and August 19, 1936, respectively, each duly recorded on the minutes of the Superior Court of said county and in the Charter Books of the Clerk's office of the Superior Court in said county, to which reference is made as though they were a part hereof.

                                   ARTICLE V

     The maximum number of shares of capital stock of the Merged Company authorized to be outstanding at any one time is as follows:

        13,000 shares of Preferred Stock of the par value of One hundred Dollars ($100) per share.

        250,000 shares of common stock of the par value of Twenty-five Dollars ($25) per share.

     The class of Preferred Stock (6% Cumulative--$100 par value) of the Merged Company now outstanding and to be outstanding when the merger herein provided for shall become effective under the laws of the State of Georgia, as herein provided, shall have the rights, preferences, voting powers, restrictions, limitations and qualifications set forth in the resolutions of the stockholders of said Atlanta Gas Light Company adopted at the special meeting of said stockholders called for such purpose held on September 28, 1935. Each other class of said Preferred Stock shall have such preferences, voting powers, restrictions, limitations and qualifications as may be hereafter prescribed in accordance with the applicable provisions of the charter of said Atlanta Gas Light Company, as amended, and applicable statutory provisions and adopted by the votes of the holders of the majority of the capital stock of the Merged Company then outstanding and entitled to vote: provided, however, that no share of such Preferred Stock shall be issued in violation of the terms of any other class or shares of Preferred Stock issued by the Merged Company and then outstanding.

     Each share of said common stock of the Merged Company outstanding when the merger herein provided for shall have become effective under the laws of the State of Georgia or which may thereafter be issued shall be on equality one with the other in the amount of its par value and as well as to preferences, voting power, restrictions or qualifications.

    Any shares of capital stock of the Merged Company, whether of said common stock or said Preferred Stock, may be paid for in money or in properties at the reasonable market value thereof.


                                  ARTICLE VI

    The number of shares of its capital stock with which the Merged Company will begin business and the classes of such stock shall be (a) Thirteen Thousand (13,000) shares of Preferred Stock (6% Cumulative--$100 par value) of the par value of $100 per share, less the number of shares of such Preferred Stock, the appraisal and payment of which is demanded in the manner provided by law, and
(b) 240,145 shares of common stock, of the par value of $25 per share.

    Upon the merger herein provided for becoming effective under the laws of the State of Georgia, the issued and outstanding shares of Preferred and common stock of said Atlanta Gas Light Company, said Georgia Public Utilities Company and said Macon Gas Company shall thereupon be, or become and be converted into, capital stock of the Merged Company in the manner and upon the terms hereinafter set forth:

         The shares of Preferred Stock (6% Cumulative--$100 par value) of said Atlanta Gas Light Company outstanding on the date when the merger shall become effective, namely, 13,000 shares of such stock less the number of shares thereof, payment and appraisal of which shall be demanded in the manner provided by law, shall continue unchanged as and be a like number of shares of the Preferred Stock (6% Cumulative--$100 par value) of the Merged Company;

         The 93,745 shares of common stock, of the par value of $25 per share, of said Atlanta Gas Light Company to be outstanding at said date, shall continue unchanged as and be a like number of shares of the common stock, of the par value of $25 per share, of the Merged Company;

         The 1,400 shares of Preferred Stock, of the par value of $25 each, and the 18,000 shares of the common stock, of the par value of $25 each, of said Georgia Public Utilities Company, to be outstanding at said date, shall thereupon become and be converted into 116,637 shares of the common stock, of the par value of $25 per share, of the Merged Company;

         The 200 shares of Preferred Stock, of the par value of $100 each, and the 4,755 shares of the common stock of the par value of $100 each, of said Macon Gas Company, to be outstanding at said date, shall thereupon become and be converted into 29,763 shares of the common stock, of the par value of $25 per share, of the Merged Company.

    Inasmuch as said Atlanta Gas Light Company will continue as the Merged Company, the certificates representing the outstanding shares of Preferred Stock (6% Cumulative--$100 par value), other than any shares of such Preferred Stock, payment and appraisal of which shall have been demanded in the manner provided by law, and the outstanding shares of common stock, respectively, of said Atlanta Gas Light Company, shall continue to represent shares of said Preferred Stock and common stock, respectively, of the Merged Company after the merger herein provided for shall have become effective as aforesaid and no surrender or exchange of the same by the holders thereof shall be necessary.

    Upon the merger becoming effective under the laws of the State of Georgia and the conversion of the shares of Preferred and common stock of said Georgia Public Utilities Company and said Macon Gas Company outstanding at said date into shares of common stock of the Merged Company as aforesaid, the certificate or certificates representing such shares of Preferred and common stock of said Georgia Public Utilities Company and said Macon Gas Company may at any time thereafter be surrendered, duly endorsed in blank or accompanied by a stock power duly endorsed in blank (if required by the Merged Com-

pany), in exchange for a certificate or certificates representing the number of shares of common stock, of the par value of $25 per share, of the Merged Company into which the stock represented by the certificates so surrendered shall have been converted as aforesaid.

                                  ARTICLE VII

    Upon this Joint Agreement of Merger being duly presented to and adopted by the stockholders of said Atlanta Gas Light Company, said Georgia Public Utilities Company and said Macon Gas Company, respectively, all as provided by the laws of the State of Georgia in such case made and provided, then, said Atlanta Gas Light Company, said Georgia Public Utilities Company and said Macon Gas Company shall present a petition to the Superior Court of Fulton County, Georgia, or to the Judge of such Superior Court, with a copy of this Joint Agreement of Merger and the Certificate of the Secretary or an Assistant Secretary of each of said three corporations attached as provided by law, for an Order on such petition granting the merger of said Georgia Public Utilities Company and said Macon Gas Company into said Atlanta Gas Light Company and, upon the granting of such Order, shall file such petition with such Order thereon in the Office of the Clerk of such Superior Court and shall take all other action and make all payments necessary in order to make the merger herein provided for effective pursuant to and in accordance with the laws of the State of Georgia in such case made and provided.

    Without limiting in any manner the full force and effect of the provisions of Article III of the Joint Agreement of Merger or Georgia Laws, Extra Session 1937-1938, page 214, the parties hereto agree between themselves, for purposes of convenience, that said Georgia Public Utilities Company and said Macon Gas Company will each severally execute, acknowledge and deliver all such deeds and other instruments as said Atlanta Gas Light Company shall deem necessary or desirable in order to evidence the transfer of title to real estate and real property by said two corporations to the Merged Company provided for in said Article III and in said Laws, for the purpose of placing the fact of said transfer or transfers on record in any proper place or places within or without of the State of Georgia.

        To the end that accounting matters relating to the merger herein provided for may be simplified, midnight of the last day of the calendar month immediately preceding the calendar month in which the merger herein provided for shall become effective under the laws of the State of Georgia, shall be the time as of which between the parties hereto such merger shall be treated as taking effect for all practical purposes.

        IN WITNESS WHEREOF the Directors of said Atlanta Gas Light Company, said Georgia Public Utilities Company and said Macon Gas Company have signed this Agreement under the corporate names and seals of said corporations, respectively, on the day and year first above written.

                                        Atlanta Gas Light Company

                                          By  H. Carl Wolf
[CORPORATE SEAL OF ATLANTA GAS                C. F. Johansen
 LIGHT COMPANY APPEARS HERE]                  E. T. Anderson
                                              Jas. H. Motz

                                          being a majority of the Directors of
                                          the above Georgia Corporation.

Attest:

        Jas. H. Motz
                Secretary

                                      Georgia Public Utilities Company

                                        By  H. Carl Wolf
                                            C. F. Johansen
[CORPORATE SEAL OF GEORGIA PUBLIC           E. T. Anderson
 UTILITIES COMPANY APPEARS HERE]            Jas. H. Motz

                                        being a majority of the Directors of the above Georgia Corporation.

Attest:
        Jas. H. Motz
                Secretary

                                      Macon Gas Company

                                        By  H. Carl Wolf
                                            C. F. Johansen
[CORPORATE SEAL OF MACON GAS                E. T. Anderson
  COMPANY APPEARS HERE]                     E. C. Kollock
                                            C. G. Campbell

                                        being a majority of the Directors of the above Georgia Corporation.

Attest:
        Jas. H. Motz
                Secretary

                           Certificate of Secretary

                                      of

                           ATLANTA GAS LIGHT COMPANY

        The undersigned, J. H. Motz, Secretary of Atlanta Gas Light Company, a Georgia corporation, hereby certifies that the Joint Agreement of Merger, dated March 7, 1941, to which this certificate is attached, is the Agreement which has been submitted to the stockholders of record of said corporation at a meeting thereof called separately for the purpose of voting upon the proposed merger provided for in said Joint Agreement of Merger and held on the 18th day of March, 1941; that notice of the time, place and object of said meeting was given in accordance with the terms of the charter and by-laws of said corporation to, or waived in writing by, each stockholder of record of such corporation, whether entitled to vote or not; that at said meeting said Joint Agreement of Merger was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same.

        The undersigned, as such Secretary of said corporation hereby further certifies that at said meeting of the stockholders of said Atlanta Gas Light Company held on March 18, 1941, all of the votes of stockholders of said corporation holding stock entitling them to exercise voting power on the proposal to merge Georgia Public Utilities Company, a Georgia corporation, and Macon Gas Company, a Georgia corporation, into said Atlanta Gas Light Company, were for the adoption of said Joint Agreement of Merger.

        In witness whereof the undersigned, as Secretary of said Atlanta Gas Light Company has hereunto set his hand and affixed the seal of said corporation, this 18th day of March, 1941.

                                        /s/ Jas. H. Motz
                                        --------------------------------------
[SEAL APPEARS HERE]                     Secretary of Atlanta Gas Light Company

                           Certificate of Secretary

                                      of

                               MACON GAS COMPANY

        The undersigned, J. H. Motz, Secretary of Macon Gas Company, a Georgia corporation, hereby certifies that the Joint Agreement of Merger, dated March 7, 1941, to which this certificate is attached, is the Agreement which has been submitted to the stockholders of record of said corporation at a meeting thereof called separately for the purpose of voting upon the proposed merger provided for in said Joint Agreement of Merger and held on the 17th day of March, 1941, pursuant to a duly executed waiver of notice of the time, place and object of said meeting as permitted by the terms of the charter and by-laws of said corporation and signed by each stockholder of record of such corporation, whether entitled to vote or not; that at said meeting said Joint Agreement of Merger was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same.

        The undersigned, as such Secretary of said corporation hereby further certifies that at said meeting of the stockholders of said Macon Gas Company held on March 17, 1941, all of the votes of stockholders of said corporation holding stock entitling them to exercise voting power on the proposal to merge said Macon Gas Company and Georgia Public Utilities Company, a Georgia corporation into Atlanta Gas Light Company, a Georgia corporation, were for the adoption of said Joint Agreement of Merger.

        In witness whereof the undersigned, as Secretary of said Macon Gas Company has hereunto set his hand and affixed the seal of said corporation, this 17th day of March, 1941.

                                        /s/ Jas. H. Motz
                                        ------------------------------
[SEAL APPEARS HERE]                     Secretary of Macon Gas Company

                           Certificate of Secretary

                                      of

                       GEORGIA PUBLIC UTILITIES COMPANY

        The undersigned, J. H. Motz, Secretary of Georgia Public Utilities Company, a Georgia corporation, hereby certifies that the Joint Agreement of Merger, dated March 7, 1941, to which this certificate is attached, is the Agreement which has been submitted to the stockholders of record of said corporation at a meeting thereof called separately for the purpose of voting upon the proposed merger provided for in said Joint Agreement of Merger and held on the 17th day of March, 1941, pursuant to a duly executed waiver of notice of the time, place and object of said meeting as permitted by the terms of the charter and by-laws of said corporation and signed by each stockholder of record of such corporation, whether entitled to vote or not; that at said meeting said Joint Agreement of Merger was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same.

        The undersigned, as such Secretary of said corporation hereby further certifies that at said meeting of the stockholders of said Georgia Public Utilities Company held on March 17, 1941, all of the votes of stockholders of said corporation holding stock entitling them to exercise voting power on the proposal to merge said Georgia Public Utilities Company and Macon Gas Company, a Georgia corporation, into Atlanta Gas Light Company, a Georgia corporation, were for the adoption of said joint Agreement of Merger.

        In witness whereof the undersigned, as Secretary of said Georgia Public Utilities Company has hereunto set his hand and affixed the seal of said corporation, this 17th day of March, 1941.

                                        /s/ Jas. H. Motz
                                        ---------------------------------------
[SEAL APPEARS HERE]                     Secretary of Georgia Public Utilities
                                                        Company

                                     ORDER

        The foregoing petition of Atlanta Gas Light Company, Macon Gas Company and Georgia Public Utilities Company for the merger of said three corporations under the laws of the State of Georgia with the result that the existence of Atlanta Gas Light Company shall continue, was presented to this Court and examined.

        It appearing to the Court that said petition is in accord with the laws of the State of Georgia made and provided in such causes, that the Joint Agreement of Merger was entered into by a majority of the directors of each of said corporations under the corporate names and seals of the respective corporations, that separate meetings of the stockholders of each of said corporations for the purpose of voting upon said merger were held, of which meetings notice of the time, place and object thereof was given in accordance with the terms of the charters and by-laws of said corporations to, or waived in writing by, each stockholder of record, whether entitled to vote or not, that at said meetings said Agreement was considered and that the holders of all of the stock of each of said corporations entitling them to exercise the voting power on the proposal to merge were in favor of said merger, and that the Secretaries of each of said corporations have so certified under the seals of the respective corporations, and that all acts and things necessary or proper to effect the merger of said corporations under said Joint Agreement of Merger have been done and exist:

        Now, THEREFORE, IT IS CONSIDERED, ORDERED AND ADJUDGED that the merger of Atlanta Gas Light Company, Macon Gas Company and Georgia Public Utilities Company is hereby granted under the terms and conditions of the foregoing petition and the Joint Agreement of Merger dated March 7, 1941 between said corporations, a copy of which is attached to the petition, with the result that the separate existence of Macon Gas Company and Georgia Public Utilities Company shall cease and they are merged into Atlanta Gas Light Com-pany in accordance with said Joint Agreement of Merger and Atlanta Gas Light Company shall possess and have title to all of the rights, privileges, powers, franchises and immunities as well of a public as of a private nature, except exemption from taxation and except exemption from special assessments for street paving or other special assessments, and all property, real, personal and mixed, and all debts due on whatever account, and all other things in action of or belonging each to said of said corporations; all property rights, privileges, powers, franchises and immunities of said corporations except exemption from taxation and except exemption from special assessments for street paving or other special assessments, and all and every other interest of each of said three corporations shall be and are as effectually the property of Atlanta Gas Light Company as they were of the several respective corporations and title to any real estate, whether acquired by deed or otherwise under the laws of this State, vested in any of said corporations shall not revert or be in any way impaired by reason thereof: Provided, however, that all rights of creditors and of leins on property of any of said corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the time of the merger, and all debts, liabilities and duties of said respective corporations shall thenceforth attach to Atlanta Gas Company and may enforced against it to the same extent as if said debts, liabilities and duties had been incurred by it.

        It IS FURTHER CONSIDERED, ORDERED AND ADJUDGED that the charter of Atlanta Gas Light Company, the corporation the existence of which shall continue and into which Macon Gas Company and Georgia Public Utilities Company are hereby merged, consists of its charter granted by an Act of General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-56, pages 420 et seq.) the amendment thereto granted by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-89, pages 1398, et seq.) and the amendments to said charter granted by orders of the Superior

     This petition of ATLANTA GAS LIGHT COMPANY shows respectfully unto the Honorable Superior Court of Fulton County, Georgia, as follows:

                                      1.

     Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq.). This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398 et seq.). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December l7, 1919, April 20, 1929, and September 13, 1935. Thereafter, Macon Gas Company and Georgia Public Utilities Company were merged into Atlanta Gas Light Company with Atlanta Gas Light Company as the continuing corporation by an order of the Superior Court of Fulton County, Georgia, dated March 18, 1941.

                                      2.

     The authorized capital stock of Atlanta Gas Light Company consists of 250,000 shares of common stock of the par value of $25.00 per share, of which 240,145 shares are issued and outstanding, and 13,000 shares of preferred stock of the par value of $100.00 per share, all of which are issued and outstanding. The rights, preferences, voting powers, restrictions, limitations and qualifications of said preferred stock are set forth in the resolution of the stockholders of Atlanta Gas Light Company adopted at the special meeting of said stockholders called for such purpose, held on September 28, 1935.

                                      3.

     Atlanta Gas Light Company files this petition to amend its charter so that the authorized capital stock of Atlanta Gas Light Company shall consist of the shares of stock in the amounts and with the designations, preferences and relative participating, voting and other special rights and qualifications, limitations or restrictions of such preferences and/or rights stated in the resolution of the stockholders of said Atlanta Gas Light Company, a certified copy of which is hereto attached, marked Exhibit "A" and made a part of this petition and paragraph.

                                      4.

     The aforesaid resolution of the stockholders of Atlanta Gas Light Company, a copy of which is hereto attached marked Exhibit "A" was adopted at a special meeting of the stockholders of Atlanta Gas Light Company held on the 13th day of October, 1943, by a vote of all of the shares of common stock of Atlanta Gas Light Company outstanding. The holders of all of the common stock of Atlanta Gas Light Company waived notice in writing of the time, place and purpose of said special meeting of the stockholders of Atlanta Gas Light Company.

     WHEREFORE, petitioner prays that an order of this Honorable Court be granted amending its charter as set forth in this petition and Exhibit "A" hereto attached.


                                     [SIGNATURE APPEARS HERE]
                                     ------------------------
                                     Attorneys for Petitioner.

                                  EXHIBIT "A"

     RESOLVED by the stockholders of Atlanta Gas Light Company in meeting duly and legally called, assembled and held that the charter of Atlanta Gas Light Company be amended by eliminating all of the provisions of its charter and amendments thereto relating to its capital stock and inserting in lieu thereof the following:

         The maximum number of shares of capital stock of Atlanta Gas Light Company authorized to be outstanding at any one time is as follows:

         250,000 shares of common stock of the par value of $25.00 per share,

         13,000 shares of preferred stock of the par value of $100.00 per share, and

         20,000 shares of 4 1/2% cumulative preferred stock of the par value of $100.00 per share.

     The 13,000 shares of preferred stock of the par value of $100.00 per share are presently outstanding with the preferences, voting powers, restrictions, limitations and qualifications set forth in the resolultion of the stockholders of said Atlanta Gas Light Company adopted at the special meeting of said stockkholders called for such purpose, held on September 28, 1935, and shall not be altered in anywise hereby.

     Upon the redemption of the said 13,000 shares of preferred stock of the par value of $100.00 per share, said shares shall be eliminated from the authorized capital stock of Atlanta Gas Light Company, which shall cancel said shares of stock and shall have no right to re-issue the whole or any of said shares of stock, and the capital of Atlanta Gas Light Company shall be reduced by an amount equal to the aggregate par value of the said 13,000 shares.

     Subject and subordinate in all respects to the preferences, voting powers, restrictions, limitations and qualifications of said 13,000 shares of preferred stock, as set forth in the resolution of the stockholders of Atlanta Gas Light Company adopted at the special meeting of said stockholders called for such purpose, held on September 28, 1935, the preferences and relative participating, voting and other special rights of the 20,000 shares of 4 1/2% cumulative preferred stock and of the common stock of Atlanta Gas Light Company (hereinafter called the "Preferred Stock" and the "Common Stock", respectively), and the qualifications, limitations or restrictions of such preferences and/or rights shall be as follows:


                        Division A-The Preferred Stock

     1. Dividends. Out of the assets of the corporation available for dividends, the holders of the Preferred Stock shall be entitled to receive, if and when declared payable by the Board of Directors, dividends in lawful money of the United States of America at the rate of Four 50/100ths Dollars ($4.50) per share per annum and no more, payable quarterly on March 1, June 1, September 1 and December 1 in each year, before any dividends shall be declared or paid upon or set apart for the Common Stock, the first quarterly dividend to be payable December 1, 1943; and such dividends on the Preferred Stock shall be cumulative from September 1, 1943, so that, if in any past dividend period or periods full dividends upon the outstanding Preferred Stock at the rate aforesaid shall not have been paid, the deficiency (without interest) shall be paid or declared and set apart for payment before any dividends shall be declared or paid upon or set apart for the Common Stock.

     2. Preference on Liquidation, etc. In the event of any liquidation, dissolution, or winding up of the corporation, or reduction or decrease of its capital resulting in a distribution of assets to the holders of the Common Stock, the holders of the Preferred Stock shall be entitled to receive, for each share thereof, the sum of One hundred Dollars ($100) per share, plus, in case such liquidation, dissolutuion, winding up, reduction or decrease shall have been voluntary, an amount per share equal to the difference between One hundred Dollars ($100) and the redemption price per share at the time in effect, together with all dividends accrued or in arrears thereon before any distribution of assets shall be made to the holders of the Common Stock: but the holders of the Preferred Stock shall be entitled to no further participation in such distribution. If upon any such liquidation, dissolution, winding up, reduction or decrease, the assets distributable among the holders of the Preferred Stock shall be insufficient to permit the payment of the full preferential amount aforesaid, then the entire assets of the corporation to be distributed shall be distributed among the holders of the Preferred Stock then outstanding, ratably in proportion to the full preferential amounts to which they are respectively entitled. As used herein the expression "dividends accrued or in arrears" means in respect of each share of the Preferred Stock, that amount which shall be equal to simple interest upon the sum of One hundred Dollars ($100) at an annual rate of four and one-half per centum (4 1/2%) per annum, and no more, from September 1, 1943 to the date as of which the computation is to be made, less the aggregate amount of all dividends theretofore paid thereon or declared and set aside for payment in respect thereof. Shares of Preferred Stock at any time owned by the corporation shall, for the purposes of this definition, be deemed to have received in dividends an amount per share equal to that which, during the time such shares were so owned, was paid upon or became payable to holders of record of outstanding shares of Preferred Stock not then so owned by the corporation. Nothing in this Paragraph 2 shall be deemed to prevent the purchase or redemption of Preferred Stock in any manner permitted by Paragraph 3 of this Division. Neither shall anything in this Paragraph 2 be deemed to prevent the purchase, acquisition or other retirement by the corporation of shares of Common Stock if the requirements of Paragraph 1 of Division B hereof shall be complied with and no such purchase, acquisition or other retirement in compliance with such requirements nor any purchase of shares of Preferred Stock permitted by Paragraph 3 of this Division shall be deemed to be a reduction or decrease of capital resulting in a distribution of assets to any of its stockholders within the meaning of this Paragraph 2 whether or not the shares so redeemed or purchased shall be retired. A consolidation or merger of the corporation or a sale or transfer of substantially all of its assets as an entirety shall not be regarded as a liquidation, dissolution or winding up of the corporation or as a reduction or decrease of its capital resulting in distribution of assets within the meaning of this Paragraph 2.

     3. Redemption and Repurchase. The corporation may, at its option expressed by vote of its Board of Directors, at any time or from time to time, redeem the whole or any part of the Preferred Stock at the redemption price per share in effect at the time as follows: One Hundred Seven 25/100ths Dollars ($107.25) per share plus any dividends at the time accrued or in arrears if redeemed during the period extending to and including August 31, 1948; and One Hundred Five 25/100ths Dollars ($105.25) per share plus any dividends at the time accrued or in arrears, if redeemed at any to me thereafter. Notice of any proposed redemption of Preferred Stock shall be given by the corporation by mailing a copy of such notice, at least thirty (30) days prior to the date fixed for such redemption, to the holders of record of the Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the corporation. Any such redemption of Preferred Stock shall be in such amount, at such place an by such method, whether by lot or pro rata, as shall from time to time be determined by vote of the Board of Directors. From and after the date fixed in any such notice as the date of redemption, unless default shall be made by the corporation in providing funds sufficient for such redemption at the time and place specified for the payment thereof pursuant to said notice, all dividends on the shares called for redemption shall cease to accrue; and from and after the date so fixed, unless default be made as aforesaid, or from and after the date of the earlier deposit by the corporation, in trust, with a solvent bank or trust company doing business in the City of Atlanta, State of Georgia, or in the Borough of Manhattan, City and State of New York, of funds sufficient for such redemption (a statement of the intention so to deposit having been included in said notice), all rights of the holders of the shares so called for redemption as stockholders of the corporation, except only the right to receive when due the redemption funds to which they are entitled, shall cease and determine, and such shares shall be deemed to be no longer outstanding. Any funds so deposited which shall remain unclaimed by the holders of such Preferred Stock at the end of six (6) years after the redemption date, together with any interest there on that shall have been allowed by the bank or trust company with which the deposit shall have been made, shall be paid by it to the corporation. The corporation may also from time to time repurchase shares of Preferred Stock at not exceeding the price at which the same may be redeemed plus the usual and customary brokerage commissions paid in connection with the purchase thereof. Shares of Preferred Stock redeemed or repurchased by the corporation and not retired may from time to time be reissued by it.

     4. Restrictions on Certain Corporate Action. So long as any shares of the Preferred Stock shall remain outstanding, each of the following described proceedings, matters and things shall require the written consent or the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Preferred Stock, such vote being taken at a meeting called for the purpose:

        (a) The creation, authorization or issuance of any shares of any class of stock (other than additional shares of Preferred Stock) ranking prior to or on a parity with the Preferred Stock as to dividends or assets, or any class of security convertible into stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets;

        (b) The reclassification of shares of stock of any class ranking junior to the Preferred Stock or having preferences junior in any respect to the preferences of the Preferred Stock into shares of stock of a class ranking prior to or on a parity with the Preferred Stock;

        (c) Any change in the provision hereof relative to the rights, designations, privileges or voting powers of any of the Preferred Stock in any manner prejudicial to the holders thereof; and

        (d) The reduction of the par value of or the capital allocable to the outstanding Preferred Stock; or the reduction below Five Million Dollars ($5,000,000) of the aggregate capital allocable to the Common Stock and any other stock of the corporation ranking junior to the Preferred Stock, except in a case where a State of Federal regulatory body having jurisdiction shall have required the corporation to reduce the book value of its assets and, in connection therewith, the capital allocable to stock of one or more classes, ranking junior to the Preferred Stock, is to be reduced in an amount or amounts not exceeding in the aggregate the amount of such reduction in book value of assets.

     So long as any shares of Preferred Stock shall remain outstanding, each of the following described proceedings, matters and things shall require the written consent of the holders of a majority of the issued and outstanding shares of Preferred Stock or the affirmative vote of a majority of the shares of Preferred Stock present or represented at a meeting called for the purpose at which a quorum is present:

        (e) The merger or consolidation of the corporation with or into any other corporation, or sale of all or substantially all of the assets of the corporation, unless such merger, consolidation or sale, or the issuance or assumption of all securities to be issued or assumed in connection therewith, shall have been ordered, approved or permitted by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, or by any successor commission or other regulatory authority of the United States having jurisdiction in the premises;

        (f) The issuance of any unsecured notes, debentures or other securities representing unsecured indebtedness, or assumption of any such unsecured securities, other than for the purpose of refunding outstanding unsecured securities theretofore issued or assumed or effecting the retirement, by redemption or otherwise, of outstanding shares of the Preferred Stock, or of a class of stock ranking prior thereto, or on a parity therewith, if immediately after such issue or assumption the total principal amount of all securities or assumed and then outstanding would exceed ten per cent. (10%) of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the corporation and then to be outstanding and (ii) the total of the capital and surplus of the corporation as then to be stated on its books.

     At any meeting of the holders of the Preferred Stock which shall be called for the purposes of clauses (e) or (f) of this Paragraph 4, the presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Preferred Stock shall be necessary to constitute a quorum; provided, however, that if such quorum shall not be obtained at such meeting or at any adjournment thereof within thirty (30) days from the date of the meeting as originally called, then the presence in person or by proxy of the holders of one-third of the issued and outstanding shares of Preferred Stock shall be sufficient to constitute a quorum.

     So long as any shares of the Preferred Stock shall remain outstanding, the Company shall not without the written consent or the affirmative vote of the holders of a majority of the issued and outstanding shares of Preferred Stock issue any additional shares of Preferred Stock unless the net earnings of the Company (after provision for depreciation) available for the payment of dividends on shares of Preferred Stock, for any twelve consecutive calendar months within the fifteen calendar months immediately preceding the month within which such additional shares are to be issued, have been at least three times the dividend requirements for a twelve months period upon all shares of Preferred Stock to be outstanding immediately after the proposed issue of such additional shares, but excluding from the foregoing computation interest charges on all indebtedness which is to be retired through the issue of such additional shares. Where such additional shares are to be issued in connection with the acquisition of any property, the earnings of the property to be acquired may be included on a pro forma basis in the foregoing computation.

     The holders of the Preferred Stock shall not have any right under the provisions hereinabove in this Paragraph 4 set forth to vote in respect of the creation, issuance or disposition of shares of any class of stock or any indebtedness of the corporation if, through the application of proceeds thereof or otherwise in connection with the issuance thereof, provision is to be made for the redemption of all of the Preferred Stock at the time outstanding.

     5. Voting Rights. The holders of the Preferred Stock shall not be entitled to vote except as follows:

     (a) As provided in the preceding Paragraph 4; or

     (b) As may from time to time be mandatorily provided by the laws of Georgia; or

     (c) If, at the time of any annual meeting of stockholders for the election of directors, dividends on any of the outstanding Preferred Stock shall be in default in an amount equivalent to four or more full quarterly dividends, there shall accrue to holders of outstanding shares of Preferred Stock the right, as a class, to elect the smallest number of directors necessary to constitute a majority of the full Board, which right may be exercised at such meeting and thereafter until no dividends on any Preferred Stock shall be in default and the dividends thereon for the then current quarterly dividend period shall have been declared and funds sufficient for the payment thereof set apart, at which time such right shall terminate.

     So long as holders of the Preferred Stock shall have the right to elect a majority of the directors under the terms of clause (c) of the first sentence of this Paragraph 5, such right shall be exercised by holders of the Preferred Stock voting as a class, and holders of the Common Stock voting separately as a class shall be entitled to elect the remaining directors.

     Whenever, under the provisions of this Paragraph 5, the right of holders of outstanding Preferred Stock to elect directors shall terminate, the Board of Directors shall, within ten (10) days after delivery to the corporation at its principal office of a request to such effect signed by and holder of any outstanding stock ranking junior to the Preferred Stock as to dividends or assets and entitled to vote, call a special meeting of the holders of such junior stock entitled to vote to be held within forty (40) days from the delivery of such request for the purpose of electing a full Board of Directors to serve until the next annual meeting and until their respective successors shall be elected and shall qualify. If at any meeting called as aforesaid for the purpose of electing a full Board of Directors after termination of the right of holders of outstanding Preferred Stock to elect directors as in this

Paragraph 5 provided, any director shall not be reelected, his term of office shall end upon the election and qualification of his successor, notwithstanding that the term for which such director was originally elected shall not at the time have expired.

     If, during any interval between annual meetings of stockholders for the election of directors while the holders of Preferred Stock shall be entitled to elect any director pursuant to this Paragraph 5, the number of directors in office who have been elected by the holders of the Preferred Stock or Common Stock, as the case may be, shall become less than the total number of directors which the holders of shares of such class are entitled to elect, whether by reason of the resignation, death or removal of any director or directors, or an increase in the total number of directors, (1) the vacancy or vacancies shall be filed by a majority vote of the remaining directors if they constitute a quorum, but in each such case the majority vote must include the votes of a majority of directors then in office who were either elected by the votes of shares of such class or succeeded to a vacancy originally filled by the votes of shares of such class and (2) if the remaining directors do not constitute a quorum, they shall call a special meeting of the holders of shares of such class upon not less than five (5) days' notice and the vacancy or vacancies shall be filled at such special meeting.

     Any director may be removed from office either by vote of the holders of a majority of the shares of the class of stock voted for his election or for his predecessor in cases where such director was elected by the Board of Directors or by vote of a majority of the entire Board of Directors, but in the latter case the majority vote of the entire Board so voting must include the votes of a majority of the other directors then in office who were either elected by the votes of shares of such class or succeeded to a vacancy originally filed by the votes of shares of such class. A special meeting of holders of shares of any class may be called by a majority vote of the Board of Directors for the purpose of removing a director in accordance with the provisions of the preceding sentence, and shall be called to be held within forty (40) days after there shall have been delivered to the corporation at its principal office a request or requests to such effect signed by the holders of at least five per cent.
(5%) of the outstanding shares of the class entitled to vote with respect to the removal of any such director.

     The holders of Preferred Stock shall not be entitled to receive notice of any meeting of holders of any class of stock at which they are not entitled to vote.

                         Division B--The Common Stock

     1. Dividends. Out of any assets of the corporation available for dividends remaining after full cumulative dividends upon the Preferred Stock then outstanding shall have been paid, or declared and a sum sufficient for the payment thereof set apart, for all past quarterly dividend periods, and after or concurrently with making payment of or provision for full dividends on the Preferred Stock then outstanding for the current quarterly dividend period, then, and not otherwise, dividends may be paid upon the Common Stock to the exclusion of the Preferred Stock; provided, however, that so long as any shares of Preferred Stock shall remain outstanding, the corporation shall not declare or pay any dividend or make any other distribution on any shares of its capital stock of any class ranking junior to the Preferred Stock (other than a dividend payable in shares of capital stock of such class) or purchase, acquire or otherwise retire for a consideration (except from the proceeds of new financing through the issuance and sale of any shares of any class of stock ranking junior to the Preferred Stock) any shares of its capital stock of any class ranking junior to the Preferred Stock if in either case (i) the aggregate amount so paid, distributed and/or applied after December 31, 1942, including the amount proposed to be paid, distributed and/or applied, plus the aggregate amount of all dividends theretofore declared or paid after said date on the Preferred Stock and on any shares of capital stock ranking prior to or on a parity with the Preferred Stock shall or would exceed the aggregate of the net income of the corporation accumulated after December 31, 1942 plus the sum of One Million Four Hundred Thirty Thousand Dollars ($1,430,000) or (ii) the sum of the amount of the capital represented by all shares of capital stock of all classes ranking junior to the Preferred Stock and of the surplus of the corporation is at the time below, or would as a result of such dividend or other distribution or such purchase, acquisition or other retirement of stock be reduced below, the sum of One Hundred Dollars ($100) for each of the issued and outstanding shares of Preferred Stock or the sum of Two Million Dollars ($2,000,000), whichever shall be the greater. Net income of the corporation for the purpose of this Paragraph 1 shall mean the gross earnings of the corporation less all proper deductions for operating expenses, taxes (including income, excess profits and other taxes based on or measured by income), interest charges and other appropriate items, including provision for maintenance, and provision for depreciation or retirements determined in accordance with such system of accounts as may be prescribed by governmental authorities having jurisdiction in the premises or in the absence thereof in accordance with sound accounting practice; provided, however, that in determining the net income of the corporation for the purposes of this Paragraph 1 no deduction or adjustment shall be made for or in respect of (a) expenses in connection with the redemption or retirement of any securities issued by the corporation, including any amount paid in excess of the principal amount of securities redeemed or retired and, in the event that such redemption or retirement is effected with the proceeds of sale of other securities of the corporation, interest on the securities redeemed or retired from the date on which the funds required for such redemption or retirement are deposited in trust for such purpose to the date of redemption or retirement; (b) profits and losses from sales of public utility property or other capital assets, or taxes on or in respect of any such profits; (c) any earned surplus applicable to any period prior to January 1, 1943; (d) amortization of utility plant adjustment accounts or other intangibles; or (e) amortization of the book values of gas manufacturing and storage facilities owned by the corporation on September 1, 1943 which are or shall hereafter become no longer used or useful by reason of the substitution of natural gas.

    2. Distribution of Assets. In the event of any liquidation, dissolution or winding up of the corporation, or any reduction or decrease of its capital resulting in a distribution of assets to the holders of the Common Stock, after there shall have been paid to or set aside for the holders of the Preferred Stock the full preferential amounts to which they are respectively entitled under the provisions of Paragraph 2 of Division A hereof, the holders of the Common Stock shall be entitled to receive, pro rata, all of the remaining assets of the corporation available for distribution to its stockholders. The Board of Directors, by vote of a majority of the members thereof, may distribute in kind to the holders of Common Stock such remaining assets of the corporation or may sell, transfer or otherwise dispose of all or any of the remaining property and assets of the corporation to any other corporation and receive payment therefor wholly or partly in cash and/or in stock and/or in obligations of such corporation and may sell all or any part of the consideration received therefor and distribute the balance thereof in kind to the holders of the Common Stock.

    3. Voting Rights. Subject to the voting rights expressly conferred upon the Preferred Stock by Division A hereof, holders of the Common Stock shall exclusively possess full voting power for the election of directors and for all other purposes.

          Division C--Provisions Applicable to Both Classes of Stock

    1. The Board of Directors shall have authority from time to time to set apart out of any assets of the corporation otherwise available for dividends a reserve or reserves as working capital or for any other proper purpose or purposes, and to reduce, abolish or add to any such reserve or reserves from time to time as said Board may deem to be in the interests of the corporation; and said Board shall likewise have power to determine in its discretion what part of the assets of the corporation available for dividends in excess of such reserve or reserves shall be declared as dividends and paid to the stockholders of the corporation.

    2. No holder of stock, or of rights or options to purchase stock, of the corporation of any class, as such, shall have any preemptive or preferential right to purchase or subscribe to any shares of stock, or rights or options to purchase stock, of the corporation of any class, whether now or hereafter authorized, or any obligations convertible into stock, or into rights or options to purchase stock of the corporation (including any notes, bonds or other evidences of indebtedness to which are attached or with which are issued warrants or other rights to purchase any stock of the corporation), issued or sold, or any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may from time to time fix; and shares of stock, rights or options to purchase stock, or obligations convertible into stock or into rights or options to purchase stock, of the corporation may from time to time be issued and sold to such parties, whether stockholders or others, as the Board of Directors in its sole discretion may determine, and in the event the Board of Directors determines to issue or sell any thereof to stockholders at any time, the same may be offered to holders of any class or classes of stock exclusively or to the holders of all classes of stock, and, if offered to more than one class of stock, in such proportions as between said classes of stock, as the Board of Directors in its discretion may determine.

     3. Each holder of record of shares of any class of stock entitled to vote at any meeting of stockholders, or of holders of any class of stock, shall, as to all matters in respect of which such stock has voting power, be entitled to one vote for each share of such stock held and owned by him, as shown by the stock books of the corporation, and may cast such vote in person, or by proxy. Except as herein expressly provided, or mandatorily provided by the laws of Georgia, a quorum of any class of stock entitled to vote as a class at any meeting shall consist of a majority of such class, and a plurality vote of such quorum shall govern.

     4. No holder of shares of any class of stock shall have any right to the issue of a duplicate or other certificate for any of such shares to replace a certificate represented to have been lost, stolen or destroyed unless there shall first be delivered to the Company a bond of indemnity in such form, for such amount and with such surety or sureties as the Board of Directors may approve.


                                ---------------


     The undersigned, JAS. H. MOTZ, Secretary of Atlanta Gas Light Company, certifies that the foregoing resolution of the stockholders of Atlanta Gas Light Company to which this certificate is attached, was adopted at a special meeting of the stockholders of Atlanta Gas Light Company held on the 13th day of October, 1943, at which were present the holders of all of the shares of common stock of Atlanta Gas Light Company, and all of the holders of common stock of Atlanta Gas Light Company voted in favor of and consented to the adoption of said resolution to amend the charter of Atlanta Gas Light Company.

     IN WITNESS WHEREOF, the undersigned as Secretary of Atlanta Gas Light Company has hereunto set his hand and affixed the seal of said corporation, this 15th day of October, 1943.

                                        /s/ [Jas H. Motz]
                                       .........................................
                                         Secretary of Atlanta Gas Light Company

     The foregoing petition of Atlanta Gas Light Company to amend its charter wa presented to this court and examined.

     It appearing to the court that said petition is in accord with the laws of the State of Georgia made and provided in such causes, that the common stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the stockholders called for said purpose, notice of which was waived by all of said stockholders, by a favorable vote for an consent to said amendment by the vote of all of the holders of common stock of Atlanta Gas Light Company and that all acts and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist an said amendment is found by the court to be lawful.


     NOW THEREFORE, it is considered, ordered and adjudged that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolution of the stockholders of Atlanta Gas Light Company attached there to marked Exhibit "A".

     This 15 day of October, 1943.

                                        [SIGNATURE APPEARS HERE]
                                       -------------------------
                                         Judge, Superior Court
                                            Atlanta Circuit.
FILED IN OFFICE, THIS THE
15 day of Oct 1943
--        ---
[SIGNATURE APPEARS HERE]
------------------------
           Deputy Clerk

     This petition of ATLANTA GAS LIGHT COMPANY shows respectfully unto the Honorable Superior Court of Fulton County, Georgia, as follows:

                                      1.

     Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq.). This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398 et seq.). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, Arpil 20, 1929, October 22, 1929, and September 13, 1935. Thereafter, Macon Gas Company and Georgia Public Utilities Company were merged into Atlanta Gas Light
Company with Atlanta Gas Light Company as the continuing corporation by an order of the Superior Court of Fulton County, Georgia, dated March 18, 1941. Thereafter the charter of Atlantic Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its order dated October 15, 1943.

                                      2.

     The authorized capital stock of Atlanta Gas Light Company consists of 250,000 shares of common stock of the par value of $25.00 per share, of which 240,145 shares are issued and outstanding, 13,000 shares of preferred stock of the par value of $100.00 per share with the rights, preferences, voting powers, restrictions, limitations and qualifications set forth in the resolution of the stockholders of Atlanta Gas Light Company adopted at the special meeting of said stockholders called for such purpose, held on September 28, 1935, none of which said shares of preferred stock are outstanding, and 20,000 shares of 4 1/2% cumulative preferred stock of the par value of $100.00 per share with the preferences and relative participating, voting and other special rights and the qualifications, limitations or restrictions of such preferences and/or rights stated in the aforesaid amendment to the charter of Atlanta Gas Light Company, granted by order of this Honorable Court on the 15th day of October, 1943.

                                      3.

     Since the aforesaid amendment to the charter of Atlanta Gas Light Company, granted by order of this Honorable Court on the 15th day of October, 1943, Atlanta Gas Light Company has called for redemption, redeemed and cancelled the 13,000 shares of preferred stock of the par value of $100.00 per share aforesaid and under the provisions of its charter, as heretofore amended, Atlanta Gas Light Company has no right to reissue any of said shares of stock and said shares are no longer outstanding and have ceased to be a part of the capital stock of the corporation. Atlanta Gas Light Company files this petition to amend its charter in order to eliminate and strike therefrom all references to said 13,000 shares of preferred stock issued under the aforesaid resolution adopted at a special meeting of September 28, 1935, as confirmed by the amendment granted by this Honorable Court hereinabove referred to in this paragraph 3.

                                      4.

     At a special meeting of the stockholders of Atlanta Gas Light Company held on the 22nd day of November, 1943, called for the purpose of acting on the resolution to amend its charter, all of the shares of common stock of Atlanta Gas Light Company out-standing were voted in favor of the adoption of a resolution to amend the charter of Atlanta Gas Light Company, a copy of which resolution is hereto attached marked Exhibit "A" and made a part of this petition and paragraph. The holders of all of the common stock of Atlanta Gas Light Company waived notice in writing of the time, place and purpose of said special meeting of the stockholders of Atlanta Gas Light Company.

     WHEREFORE, petitioner prays that an order of this Honorable Court be granted amending its charter as set forth in this petition and in Exhibit "A" hereto attached.


                                             /s/ Moise, Post & Gardner
                                             -------------------------
                                              Attorneys for Petitioner.

                               ----------------

                                  Exhibit "A"

     RESOLVED by the stockholders of Atlanta Gas Light Company in meeting duly and legally called, assembled and held that the charter of Atlanta Gas Light Company be amended by eliminating all references in said charter to 13,000 shares of preferred stock of the par value of $100.00 per share with the rights, preferences, voting powers, restrictions, limitations and qualifications set forth in the resolution of the stockholders of Atlanta Gas Light Company adopted at a special meeting of said stockholders called for such purpose, held on September 28, 1935, so that there shall be stricken from the charter of Atlanta Gas Light Company as amended by order of the Superior Court of Fulton County, Georgia, granted on the 15th day of October, 1943, the following:

          "The maximum number of shares of capital stock of Atlanta Gas Light Company authorized to be outstanding at any one time is as follows:
          "250,000 shares of commons stock of the par value of $25.00 per share, "13,000 shares of preferred stock of the par value of $100.00 per share, and
          "20,000 shares of 4 1/2% cumulative preferred stock of the par value of $100.00 per share.
          "The 13,000 shares of preferred stock of the par value of $100.00 per share are presently outstanding with the preferences, voting powers, restrictions, limitations and qualifications set forth in the resolution of the stockholders of said Atlanta Gas Light Company adopted at the special meeting of said stockholders called for such purpose, held on September 28, 1935, and shall not be altered in anywise hereby.
          "Upon the redemption of the said 13,000 shares of preferred stock of the par value of $100.00 per share, said shares shall be eliminated from the authorized capital stock of Atlanta Gas Light Company, which shall cancel said shares of stock and shall have no right to reissue the whole or any of said shares of stock and the capital of Atlanta Gas Light Company shall be reduced by an amount equal to the aggregate par value of the said 13,000 shares.
          "Subject and subordinate in all respects to the preferences, voting powers, restrictions, limitations and qualifications of said 13,000 shares of preferred stock, as set forth in the resolution of the stockholders of Atlanta Gas Light Company adopted at the special meeting of said stockholders called for such purpose, held on September 28, 1935, the preferences and relative participating, voting and other special rights of the 20,000 shares of 4 1/2% cumulative preferred stock and of the common stock of Atlanta Gas Light Company (hereinafter called the "Preferred Stock" and the "Common Stock', respectively), and the qualifications, limitations or restrictions of such preferences and/or rights shall be as follows:"

and that there shall be substituted in lieu thereof the following:

          "The maximum number of shares of capital stock of Atlanta Gas Light Company authorized to be outstanding at any one time is as follows:
          "250,000 shares of common stock of the par value of $25.00 per share, and
          "20,000 shares of 4 1/2% cumulative preferred stock of the par value of $100.00 per share authorized by the amendment to the charter of the corporation granted by the Superior Court of Fulton County, Georgia, on the 15th day of October, 1943.

          "The preferences and relative participating, voting and other special rights of the 20,000 shares of 4 1/2% cumulative preferred stock and of the common stock of Atlanta Gas Light Company (hereinafter called the "Preferred Stock" and the "Common Stock", respectively), and the qualifications, limitations or restrictions of such preferences and/or rights shall be as follows:"

                                 -------------

     The undersigned, Jas H. Motz, Secretary of Atlanta Gas Light Company certifies that the foregoing resolution of the stockholders of Atlanta Gas Light Company to which this certificate is attached, was adopted at a special meeting of the stockholders of Atlanta Gas Light Company held on the 22nd day of November, 1943, at which were present the holders of all of the shares of common stock of Atlanta Gas Company and all of the holders of common stock of Atlanta Gas Light Company voted in favor of and consented to the adoption of said resolution to amend the charter of Atlanta Gas Light Company.

     IN WITNESS WHEREOF, the undersigned as Secretary of Atlanta Gas Light Company has hereunto set his hand and affixed the seal of said corporation, this 22nd day of November, 1943.


                                     /s/    Jas. H. Motz
                                    --------------------------------------
                                    Secretary of Atlanta Gas Light Company

                               ----------------

     The foregoing petition of Atlanta Gas Light Company to amend its charter was presented to this court and examined.

     It appearing to the court that said petition is in accord with the laws of the State of Georgia made and provided in such causes, that the common stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the stockholders called for said purpose, notice of which was waived by all of said stockholders, by a favorable vote for and consent to said amendment by the vote of all of the holders of common stock of Atlanta Gas Light Company and that all acts and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist and said amendment is found by the court to be lawful.

     NOW, THEREFORE, it is considered, ordered and adjudged that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolution of the stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".

     This 22nd day of November, 1943.


                                              /s/ FRANK A. HOOPER, JR.
                                          -------------------------------
                                             Judge, Superior Court
                                                Atlanta Circuit.

TO THE HONORABLE THE SUPERIOR COURT OF FULTON COUNTY GEORGIA

     This the petition of Atlanta Gas Light Company shows respectfully unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

                                      1.

     Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq). This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398 et seq). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, September 13, 1935, October 15, 1943 and November 22, 1943.

                                      2.

     At a meeting of the stockholders of Atlanta Gas Light Company held on the 23rd day of July, 1947, notice of which meeting and the purpose thereof were waived in writing by the holders of all the common stock of Atlanta Gas Light Company, a resolution was adopted by the vote of the holders of all of the common stock of Atlanta Gas Light Company entitled to vote thereon that the charter of Atlanta Gas Light Company be amended in the manner set forth in said resolution, a duly certified copy of which is attached to this petition marked Exhibit "A" and made a part of this petition and paragraph.

     WHEREFORE, petitioner prays that its charter be amended in the manner set forth in said resolution and that an order of this Honorable Court be entered granting the prayers of this petition and so amending petitioner's charter.


                                         /s/ Moise, Post & Gardner
                                        ________________________________________
                                        Attorneys for Atlanta Gas Light Company.


                                  EXHIBIT "A"

     RESOLVED by the stockholders of Atlanta Gas Light Company, in meeting duly and legally called, assembled and held, that the charter of Atlanta Gas Light Company be amended so that the number of Directors shall be not less than three nor more than eleven, but otherwise shall be such number as may be provided from time to time by the by-laws.

     RESOLVED FURTHER that the charter of Atlanta Gas Light Company also be amended by amending the provisions inserted in the charter by the amendment thereto granted by order of the Superior Court of Fulton County, Georgia, dated October 15, 1943, as follows:

     (1)  By eliminating from said provisions the following:

    "The maximum number of shares of capital stock of Atlanta Gas Light Company authorized to be outstanding at any one time is as follows:

     "250,000 shares of common stock of the par value of $25.00 per share, and"

and inserting in lieu thereof the following:

     "The maximum number of shares of capital stock of Atlanta Gas Light Company authorized to be outstanding at any one time is as follows:

     "1,000,000 shares of common stock of the par value of $10.00 per share, and"

and by providing that the 240,145 shares of common stock of the par value of $25.00 per share presently issued and outstanding be and they hereby are reclassified as and changed into 802,553 shares of common stock of the par value of $10.00 per share.

     (2) By inserting in paragraph 3 of Division C of the said provisions, immediately following the first sentence thereof the following:

          "At all elections of directors the holders of each class of stock entitled to vote shall be entitled to as many votes as shall equal the number of his shares of stock multiplied by the number of directors to be elected by the holders of stock of such class, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he may see fit."

     (3) By inserting in paragraph 2 of Division C of the said provisions at the end thereof the following:

          "Provided, however, that if the Board of Directors shall at any time determine to offer for cash any shares of Common Stock, whether now or hereafter authorized, or to offer for cash any securities convertible into Common Stock of the corporation other than by a public offering of such shares or securities to or through underwriters or investment bankers who agree to make a public offering of such shares or securities, the right to purchase the same shall first be offered to the holders of record, on a date to be fixed by the Board of Directors for such purpose, of the outstanding shares of Common Stock pro rata upon terms not less favorable to such holders than those upon which the Board of Directors shall authorize the issue of such shares or securities to others than holders of record of the Common Stock; and, provided further, that the time within which the holders of record of the Common Stock; may exercise such rights shall be determined by the Board of Directors but shall in no event be less than twenty (20) days after the date of mailing of notice that such rights are available. No alteration, amendment or repeal of any of the provisions of this paragraph 2 shall be effected without the written consent or the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Common Stock, such vote being taken at a meeting called for the purpose."

     (4) By inserting in paragraph 1 of Division B of the said provisions at the end thereof the following:

          "1a. The corporation shall not declare or pay any dividend on its Common Stock (other than dividends payable in Common Stock) or make any distribution on, or purchase or otherwise acquire for value, any of its Common Stock (each such payment, distribution, purchase and/or acquisition being herein referred to as a 'common stock dividend') except to the extent permitted by the following provisions:

          (a) No common stock dividend shall be declared or paid in an amount which, together with all other common stock dividends declared in the year ending on (and including) the date of the declaration of such common stock dividend, would in the aggregate exceed fifty per cent (50%) of the net income of the corporation available for dividends on its common stock for the twelve (12) consecutive calendar months ending on the last day of the calendar month next preceding the declaration of such common stock dividend, if at the end of such calendar month the ratio (herein referred to as the 'capitalization ratio') of the sum of the par value of, or stated capital represented by, the outstanding shares of common stock and the surplus of the corporation to the total capitalization and surplus of the corporation (after adjustment, in each case, of the surplus accounts to reflect payment of such common stock dividend) would be less than twenty per cent (20%);

     (b) If the capitalization ratio shall be twenty per cent (20%) or more, but less than twenty-five per cent (25%), no common stock dividend shall be declared or paid in an amount which, together with all other common stock dividends declared in the twelve months ending on (and including) the date of the declaration of such common stock dividend, would exceed seventy-five (75%) of the net income of the corporation available for dividends on its common stock for the twelve (12) consecutive calendar months ending on the last day of the calendar month next preceding the declaration of such common stock dividends; and

     (c) If the capitalization ratio shall be in excess of twenty-five per cent (25%), no common stock dividend shall be declared or paid which would reduce the capitalization ratio to less than twenty-five per cent (25%) except to the extent permitted by the foregoing clauses (a) and (b).

For the purposes of this paragraph 1a the following terms shall have the following meanings:

     (a) The term 'net income' shall mean the gross earnings of the corporation from all sources less all proper deductions for operating expenses, taxes (including income, excess profits and other taxes based on or measured by income or undistributed earnings or income), interest charges and other appropriate items, including provision for maintenance, retirements, depreciation and obsolescence determined in accordance with such system of accounting as may be prescribed by governmental authorities having jurisdiction in the premises or in the absence thereof in accordance with sound accounting practice, and less all dividends paid or accrued upon the preferred stock of the corporation or upon any shares of any class of stock ranking prior to or on a parity with the preferred stock as to dividends or assets: provided, however, that no deduction or adjustment shall be made for or in respect of (i) expenses in connection with the redemption or retirement of any securities issued by the corporation including any amount paid in excess of the principal amount or par or stated value of securities redeemed or retired and, in the event that such redemption or retirement is effected with the proceeds of sale of other securities of the corporation, interest or dividends on the securities redeemed or retired from the date on which the funds required for such redemption or retirement are deposited in trust for such purpose to the date of redemption or retirement, or
(ii) profits or losses from sales of public utility property or other capital assets, or from the reacquisition of any securities of the corporation, or taxes on or in respect of any such profits, or (iii) eliminations, other than through periodic amortization charges against earnings, of intangibles or utility plant adjustment accounts, or (iv) eliminations, other than through periodic charges against earnings of the book value of gas manufacturing and storage facilities owned by the corporation on January 1, 1947, which then are or thereafter shall become no longer used or useful by reason of the substitution of natural gas.

     (b) The term 'total capitalization' shall mean the aggregate of the principal amount of all indebtedness of the corporation outstanding in the hands of the public maturing more than twelve (12) months after the date of issue or assumption thereof, plus the par value of, or stated capital represented by, the outstanding shares of all classes of stock of the corporation.

             (c) The term "surplus" shall mean capital surplus, earned surplus and any other surplus of the corporation."

        The undersigned, JAS. H. MOTZ, Secretary of the Atlanta Gas Light Company, certifies that the foregoing resolution of the stockholders of the Atlanta Gas Light Company to which this certificate is attached was adopted at a special meeting of the stockholders of Atlanta Gas Light Company held on the 23rd day of July, 1947, at which were present the holders of all the shares of Common Stock of Atlanta Gas Light Company and all of the holders of Common Stock of Atlanta Gas Light Company voted in favor of and consented to the adoption of said resolution to amend the charter of Atlanta Gas Light Company.

        IN WITNESS WHEREOF, the undersigned, as Secretary of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of said corporation, this 14th day of October, 1947.


                                       /s/ Jas H. Motz
[SEAL APPEARS HERE]             -----------------------------------------
                                 Secretary of Atlanta Gas Light Company.



                                   O R D E R

        The foregoing petition of Atlanta Gas Light Company to amend its charter was presented to this court and examined.

        It appearing to the court that said petition is in accord with the laws of the State of Georgia made and provided in such causes, that the common stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the stockholders called for said purpose, notice of which was waived by all of said stockholders, by a favorable vote for and consent to said amendment by the vote of all of the holders of common stock of Atlanta Gas Light Company and that all acts and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist and said amendment is found by the court to be lawful.

        NOW, THEREFORE, it is considered, ordered and adjudged that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolution of the stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".

                                       This  17th   day of October, 1947.
                                           ---------

                                      /s/ Bond Almand
                                    --------------------------------------------
                                        Judge Superior Court, Atlanta Circuit.

         TO THE HONORABLE THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

              This the petition of Atlanta Gas Light Company shows respectfully unto the Honorable the Superior Court of Fulton County, Georgia as follows:

                                 1.

              Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq.). This charter was amended by an Act of the General Assembly approved October 14,1889 (Georgia Laws 1388-1389, pages 1398 et seq). Thereafter the charter of Atlanta Gas Light Company was attended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 13, 1935, April 20, 1929, October 20, 1929, September 13, 1935, October 15, 1943, November 22, 1943 and October 17, 1947.

                                 2.

              At a meeting of the stockholders of Atlanta Gas Light Company held on the 14th day of August, 1951 notice of which meeting and the purpose thereof was duly and loyally given, a resolution was adopted by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company entitled to vote thereon and by a vote of more than two-thirds (2/3) of the holders of all of the Preferred Stock of Atlanta Gas Light Company entitled to vote thereon (the holders of Common Stock voting on a class and the holders of the Preferred Stock voting as a separate class) that the charter of Atlanta Gas Light Company be attended in the manner set forth in said resolution, a duly certified copy of which is attached to this petition marked Exhibit "A" and made a part of this petition and paragraph.

              THEREFORE, petition prays that its charter to amended in the manner set forth in said resolution and that an order of this Honorable Court be entered granting the prayers of this petition and so amending petitioner's charter.

                                       /s/ Moise, Post & Gardner
                                     ---------------------------------------
                                     Attorneys for Atlanta Gas Light Company.

        RESOLVED by the stockholders of Atlanta Gas Light Company, the holders of the Common Stock voting as a class and the holders of the Preferred Stock voting as a separate class and that the charter of Atlanta Gas Light Company be amended by amending and modifying the provisions of sub-paragraph (f) of paragraph 4, of Division A thereof by striking said sub-paragraph (f) of Paragraph 4, of Division A, reading as follows:

                "(f) The issuance of any unsecured notes, debentures or other securities representing unsecured indebtedness, or assumption of any such unsecured securities, other than for the purpose of refunding outstanding unsecured securities theretofore issued or assumed or effecting the retirement, by redemption or otherwise, of outstanding shares of the Preferred Stock, or of a class of stock ranking prior thereto, or on a parity therewith, if immediately after such issue or assumption the total principal amount of all unsecured securities issued or assumed and then outstanding would exceed ten per cent (10%) of the aggregate of (I) the total principal amount of all bonds or other securities representing secured indebtedness issued or assured by the corporation and then to be outstanding, and (II) the total of the capital and surplus of the corporation as then to be stated of its books."

and substituting in lieu thereof:

                "(f) The issuance of any unsecured notes, debentures or other securities representing unsecured indebtedness (other than indebtedness maturing not more than one year from the date of creation or assumption of any such unsecured securities) except for the purpose of refunding outstanding unsecured debt securities issued or assumed or effecting the retirement, by redemption or otherwise, of outstanding shares of the Preferred Stock, or of a class of stock ranking prior thereto or on a parity therewith, if immediately after such issue or assumption the total principal amount of all unsecured securities issued or assumed and then outstanding, including the unsecured indebtedness then to be issued but excluding indebtedness maturing not more than one year from the date of creation, would exceed ten per centum (10%) of the aggregate of (1) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the corporation and then to be outstanding, and (ii) the total of the capital and surplus of the corporation as then to be stated on its books; provided, that any unsecured securities issued under any authorization of holders of Preferred Stock (and any securities issued to refund the same) shall not be considered in determining the amount of additional securities which may be issued or assumed within the aforesaid 10% limitation."

        The undersigned, JAS. H. MOTZ, Secretary of Atlanta Gas Light Company,
                         ------------
certifies that the foregoing resolution of the stockholders of Atlanta Gas Light Company to which this certificate is attached was adopted at a special meeting of the stockholders of Atlanta Gas Light Company held on the 14th day of August, 1951, the said special meeting of the stockholders having been called for the purpose of the considering the foregoing resolution. At said special meeting of the stockholders the holders of the Common Stock of Atlanta Gas Light Company voted as a class and more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company was voted favorably for said amendment and at said special meeting of the stockholders the holders of the Preferred Stock of Atlanta Gas Light Company voted as a separate class and more than two-thirds (2/3) of the Preferred Stock of Atlanta Gas Light Company was voted favorably for said amendment. The said resolution to amend the charter of Atlanta Gas Light Company was adopted by the vote of the holders of more than a two-thirds majority of the Common Stock of Atlanta Gas Light Company and by the holders of more than a two-thirds (2/3) majority of the Preferred Stock of Atlanta Gas Light Company.

        IN WITNESS WHEREOF, the undersigned, as Secretary of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of Atlanta Gas Light Company, this 14th day of August, 1951.

                  /s/ Jas. H. Motz                               [CORPORATE SEAL
                  --------------------------------------------     APPEARS HERE]
                  Secretary Atlanta Gas Light Company.

        The foregoing petition of Atlanta Gas Light Company to amend its charter was presented to this court and examined.

        It appearing to the court that said petition is in accord with the laws of the State of Georgia made and provided in such causes, that the Common Stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the stockholders called for said purpose, notice of which was duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company and that the Preferred Stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the stockholders called for said purpose, notice of which was duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Preferred Stock of Atlanta Gas Light Company and that all acts and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist and said resolution is found by the court to be lawful.

        NOW, THEREFORE, it is considered, ordered and adjudged that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolution of the stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".

        This 14 day of August, 1951.

                         /s/ Virlyn B. Moore
                         ----------------------------------
                         Superior Court, Atlanta Circuit.
                         [TEXT ABOVE ILLEGIBLE ON COPY]

                                        14, Aug '51
                                        /s/ G. M. Paschal
                                        -------------------
                                               Deputy Clerk

                IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

------------------------------

        In Re                          No.  23324
                                          ..........
Atlanta Gas Light Company

------------------------------


                           PETITION TO AMEND CHARTER

        This the petition of Atlanta Gas Light Company shows respectfully unto the Honorable the Superior Court of Fulton County, Georgia as follows:

                                      1.

        Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq.). This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398 et seq.). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, September 13, 1935, October 15, 1943, November 22, 1943,
October 17, 1947 and August 14, 1951.

                                      2.

        At a meeting of the Stockholders of Atlanta Gas Light Company held on the 25th day of November, 1952, notice of which meeting and the purpose thereof was duly and legally given, a resolution was adopted by the vote of the holders of more than two-thirds (2/3) majority of the Common Stock of Atlanta Gas Light Company entitled to vote thereon and by a vote of more than a two-thirds (2/3) majority of the holders of all of the Preferred Stock of Atlanta Gas Light Company entitled to vote thereon (the holders of Common Stock voting as a class and the holders of the Preferred Stock voting as a separate class) that the charter of Atlanta Gas Light Company be amended in the manner set forth in said resolution, a duly certified copy of which is attached to this petition marked Exhibit "A" and made a part of this petition and paragraph.

        WHEREFORE, petitioner prays that its charter be amended in the manner set forth in said resolution and that an order of this Honorable Court be entered granting the prayers of this petition and so amending petitioner's charter.

                                        /s/  Moise, Post & Gardner
                                        .......................................
                                        Attorney for Atlanta Gas Light Company.

                                   EXHIBIT A

        RESOLVED, by the Stockholders of Atlanta Gas Light Company at a meeting duly and legally called, assembled and held, with the holders of the Common Stock voting as a class and the holders of the 4 1/2% Cumulative Preferred Stock voting as a seperate class, that the charter of Atlanta Gas Light Company be amended by eliminating therefrom all of the provisions of the amendments thereto approved by the Superior Court of Fulton County, Georgia by its Orders dated October 15, 1943, November 22, 1943, October 17, 1947 and August 14, 1951 and inserting in lieu thereof the following:

                                   SECTION 1

                           Authorized Capital Stock

        Section 1.01. The maximum number of shares of Capital Stock of Atlanta Gas Light Company (hereinafter referred to as the "Company") authorized to be outstanding at any one time is as follows:

           1,000,000 shares of Common Stock of the par value of $10 per share, 20,000 shares of 4 1/2% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4 1/2% Preferred Stock"), and
           30,000 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock").

        The preferences, voting powers, restrictions, limitations and qualifications of the different classes of Capital Stock shall be as follows:

                                   SECTION 2

                                  Definitions

        Section 2.01. The term "Preferred Stock" shall mean any class of Preferred Stock described in Section 3 and any other class of stock with respect to which dividends and amounts payable upon liquidation, dissolution or winding up of the Company, or upon reduction or decrease of its capital resulting in a distribution of assets to holders of any class of Junior Stock, shall be payable on a parity with the amounts payable in respect of Preferred Stock described in
Section 3, notwithstanding that any such other class of Preferred Stock may have a par value, dividend rate, redemption prices, amounts payable thereon upon liquidation, dissolution or winding up, sinking or purchase fund, voting rights and other terms and provisions varying from those of the classes of such Preferred Stock then described in Section 3.

        SECTION 2.02. The term "Junior Stock" shall mean the Common Stock and stock of any other class ranking junior to the Preferred Stock in respect of dividends or amounts payable upon any liquidation, dissolution or winding up of the Company or upon reduction or decrease of its capital resulting in a distribution of assets to holders of any class of Junior Stock.

        SECTION 2.03. The term "accrued dividends" shall mean, in respect to each share of any class of stock, that amount which shall be equal to simple interest upon the par value at the annual dividend rate fixed for such class of stock and no more, from and including the date upon which dividends on such share became cumulative and (i) up to but not including the date fixed for payment in liquidation or for redemption, or, as the case may be, (ii) up to and including the last day of any period for which such accrued dividends are to be determined, less the aggregate amount of all dividends theretofore paid or declared and set apart for payment thereon. Computation of accrued dividends in respect of any portion of a quarterly dividend period shall be by the 360-day year, 30-day month, method of computing interest.

        SECTION 2.04. The term "gross income available for payment of interest charges" shall mean the total operating revenues and other income net of the Company, less all proper deductions for operating expenses, taxes (including income, excess profits and other taxes based on or measured by income or undistributed earnings or income), and other appropriate items, including provision for maintenance, and provision for retirements, depreciation and obsolescence (but in no event less than the largest minimum provisions required by the terms of any indenture or agreement relating to any outstanding indebtedness of the Company) but excluding any charges for interest on indebtedness outstanding and any credits or charges on account of amortization of debt premium, discount and expense, all to be determined in accordance with sound accounting practice. In determining such "gross income available for payment of interest charges", no deduction or adjustment shall be made for or in respect of (1) profits or losses from sales of property carried in plant or investment accounts of the Company, or from the reacquisition of any securities of the Company, or taxes on or in respect of such profits, (2) charges for the elimination or amortization of utility plant adjustment or acquisition accounts or other intangibles, or (3) charges for the elimination or amortization of the book values of gas manufacturing and storage facilities owned by the Company, which shall become no longer used or useful by reason of the substitution of natural gas.

     SECTION 2.05. The term "net income of the Company available for dividends" shall mean the total operating revenues and other income net of the Company, less all proper deductions for operating expenses, taxes (including income, excess profits, and other taxes based on or measured by income or undistributed earnings or income), interest charges and other appropriate items, including provision for maintenance, and provision for retirements, depreciation and obsolescence (but in no event less than the largest minimum provisions required by the terms of any indenture or agreement securing any outstanding indebtedness of the Company), and including credits or charges for amortization of debt premium, discount and expense, all to be determined in accordance with sound accounting practice. In determining such "net income of the Company available for dividends", no deduction or adjustment shall be made for or in respect of
(1) expenses in connection with the redemption or retirement of any securities issued by the Company, including any amount paid in excess of the principal amount or par or stated value of securities redeemed or retired, or, in the event that such redemption or retirement is effected with the proceeds of the sale of other securities of the Company, interest or dividends on the securities redeemed or retired from the date on which the funds required for such redemption or retirement are deposited in trust for such purpose to the date of redemption or retirement; (2) profits or losses from sales of property carried in plant or investment accounts of the Company, or from the reacquisition of any securities of the Company, or taxes on or in respect of such profits; (3) eliminations, other than through periodic amortization charges against earnings, of intangibles or utility plant adjustment or acquisition accounts; or (4) eliminations, other than through periodic charges against earnings, of the book value of gas manufacturing and storage facilities owned by the Company, which shall become no longer used or useful by reason of the substitution of natural gas.

     SECTION 2.06. The term "net income of the Company available for dividends on Junior Stock" shall mean "net income of the Company available for dividends", as defined above, less all dividends accrued for any period for which a computation is being made, whether or not paid, (i) on all outstanding Preferred Stock, and (ii) on all outstanding stock of any class ranking as to dividends prior to such Preferred Stock.

     SECTION 2.07. The term "net income of the Company available for dividends on the Common Stock" shall mean "net income of the Company available for dividends on Junior Stock", as defined above, less all dividends accrued for any period for which a computation is being made, whether or not paid, on outstanding Junior Stock ranking as to dividends prior to the Common Stock.

     SECTION 2.08. The term "Common Stock Equity" shall mean the aggregate of the par value of, or stated capital represented by the outstanding Common Stock of the Company, plus the capital surplus and earned surplus of the Company and plus premiums on all capital stock of the Company.

     SECTION 2.09. The term "Capitalization" shall mean the aggregate of (i) the Common Stock Equity, (ii) the principal amount of all indebtedness of the Company maturing more than twelve (12) months after the date of issue or assumption thereof, and (iii) the par value of, or stated capital represented by, any outstanding stock of the Company other than Common Stock. For the purposes of this Section 2.09, any indebtedness which is extended or renewed shall be deemed to have been issued on the date of such extension or renewal.

        Section 2.10. The term "sound accounting practice" shall mean recognized principles of accounting practice followed by companies engaged in a business similar to that of the Company, except as otherwise required by any applicable rules, regulations or orders of the Georgia Public Service Commission or other public regulatory authority having jurisdiction over the accounts of the Company, provided that the Company may, at the time, contest in good faith the validity or applicability to the Company of any such rule, regulation or order, and pending such contest, such rule, regulation or order shall not be controlling.

                                   SECTION 3

                                Preferred Stock

        Section 3.01. 4 1/2% Preferred Stock.

        (a) Dividends. Out of any assets of the Company available for dividends, the holders of the 4 1/2% Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends at the rate of 4 1/2% per annum, and no more. Dividends declared shall be payable quarterly on March 1, June 1, September 1 and December 1 in each year, to stockholders of record on a date not more than 30 days prior to such payment date, as may be determined by the Board of Directors of the Company. Dividends on the 4 1/2% Preferred Stock shall be cumulative from and including the first day of the quarterly dividend period in which such shares shall be issued.

        So long as any shares of 4 1/2% Preferred Stock are outstanding, no dividends shall be declared or paid upon or set apart for the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 4 1/2% Preferred Stock and of any other class of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 4 1/2% Preferred Stock shall not bear interest.

        (b) Liquidation. In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 4 1/2% Preferred Stock shall be entitled to receive the amounts prescribed in
Section 4.02.

        (c) Redemption Provisions. The Company may at its option, expressed by resolution of its Board of Directors, redeem the 4 1/2% Preferred Stock in the manner provided in Section 4.03(A) at any time or from time to time at $100 per share plus a premium of $5.25 per share, together in each case with accrued dividends.

        (d) Voting Powers and Other Rights. The holders of 4 1/2% Preferred Stock shall have such voting power and other rights and be subject to such restrictions and qualifications, as are set forth in Sections 4 to 6, hereof, inclusive.

        Section 3.02. 4.60% Preferred Stock.

        (a) Dividends. Out of any assets of the Company available for dividends, the holders of the 4.60% Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends at the rate of 4.60% per annum, and no more. Dividends declared shall be payable quarterly on March 1, June 1, September 1 and December 1 in each year, to stockholders of record on a date not more than 30 days prior to such payment date, as may be determined by the Board of Directors of the Company. Dividends on the 4.60% Preferred Stock shall be cumulative from and including the first day of the quarterly dividend period in which such shares shall be issued.

        So long as any shares of 4.60% Preferred Stock are outstanding, no dividends shall be declared or paid upon or set apart for the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 4.60% Preferred Stock and of any other class of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 4.60% Preferred Stock shall not bear interest.

        (b) Liquidation. In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 4.60% Preferred Stock shall be entitled to receive the amounts prescribed in
Section 4.02.

        (c) Redemption Provisions. The Company may at its option expressed by resolution of its Board of Directors redeem the 4.60% Preferred Stock in the manner provided in Section 4.03(A) at any time or from time to time at $100 per share plus a premium of:

            $4.50 per share if redeemed prior to December 1, 1957, $3.50 per share if redeemed on December 1, 1957 or thereafter prior to December 1, 1962,
            $2.50 if redeemed on December 1, 1962 or thereafter prior to
                 December 1, 1967, and
            $1.50 per share if redeemed on or after December 1, 1967; together in each case with accrued dividends.

        (d) Sinking Fund. The 4.60% Preferred Stock shall be entitled to the benefits of a sinking fund as follows:

            A. The Company (unless prevented from so doing by any applicable restriction of law or contained in the Charter of the Company, as amended, or in any agreement now existing relating to indebtedness of the Company) shall call for redemption on December 1 in each year, commencing with the year 1955, at $100 per share, plus accrued dividends (hereinafter sometimes called the "sinking fund redemption price"), in the manner provided in Section 4.03(A), a number of shares of the 4.60% Preferred Stock equal to (i) 3% of the aggregate number of shares of such stock originally issued from time to time prior to the October 15 next preceding such December 1, less (ii) the number of shares for which the Company shall have taken credit against such sinking fund obligation pursuant to the provisions of subsection B of this Section 3.02(d) and shall deposit with a Transfer Agent for such stock, in trust for such redemption, at least one day prior to such December 1 an amount of money sufficient to redeem at the sinking fund redemption price therof the shares so called for redemption on such date.

            Such sinking fund obligation shall be cumulative, so that if on any December 1 on or after December 1, 1955 the Company shall not have satisfied to the full extent the sinking fund obligation then due, whether by reason of any applicable restriction of the character above mentioned or otherwise, then any such deficiency shall be made good on December 1 in the succeeding year or years as soon as and to the extent permitted by law and any applicable restriction of the character aforesaid; and until any such deficiency shall have been so made good no dividends shall be declared or paid upon or set apart for the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock.

            B. The Company shall have the right to satisfy in whole or in part any sinking fund obligation (including any deficiency in any past sinking fund obligation) by crediting against such obligation
               (1) any shares of the 4.60% Preferred Stock, purchased or
            otherwise acquired by the Company, and/or

                (2) shares of such stock which shall have redeemed at the
             optional redemption price thereof,

         such credit to be effected by delivering to a Transfer Agent for the 4.60% Preferred Stock, not later (except in connection with the satisfaction of any sinking fund deficiency) than the October 15 next preceeding the December 1 on which there is due any sinking fund obligation in respect of which such credit is to be taken, a certificate signed by its President or one of its Vice Presidents or its Treasurer or one of its Assistant Treasurers, specifying the election of the Company to take such credit and stating that no previous sinking fund credit has been taken in respect of any such shares.

               The Company shall deliver to a Transfer Agent for the 4.60% Preferred Stock, within forty-five (45) days after the delivery of any such certificate, certificates properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank and bearing all necessary stock transfer tax stamps thereto affixed and cancelled, for any shares of such stock purchased or otherwise acquired by the Company which are to be used as a credit against the sinking fund obligation so to be satisfied.

        (e) Voting Powers and other Rights. The holders of 4.60% Preferred Stock shall have such voting power and other rights and be subject to such restrictions and qualifications, as are set forth in Sections 4 to 6, hereof, inclusive.


                                   SECTION 4

          Preferences on Liquidation, Redemption Provisions, Restrictions on Certain Corporate Action, Voting Powers and Other Rights applicable to all classes of Preferred Stock.

        SECTION 4.01. Dividend Rights. Dividends in full shall not be paid or set apart for payment on any class of the Preferred Stock for any dividend period unless dividends in full have been or are contemporaneously paid or set apart for payment on all outstanding shares of all classes of Preferred Stock for such dividend period and for all prior dividend periods. When the specified dividends are not paid in full on any class of Preferred Stock, the shares of each class of Preferred Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were paid in full.

        SECTION 4.02. Liquidation Rights. In the event of any liquidation dissolution or winding up of the Company, or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, whether voluntary or involuntary, the holders of each class of Preferred Stock shall be entitled to receive, for each share thereof, the par value thereof, plus, in case such liquidation, dissolution, winding up, reduction or decrease shall have been voluntary, an amount per share equal to the redemption premium that would then be payable to the holders thereof if such Preferred Stock were to be redeemed at the option of the Company, together in each case with accrued dividends, before any distribution of the assets shall be made to the holders of shares in any class of Junior Stock; but the holders of Preferred Stock shall be entitled to no further participation in such distribution. A consolidation or merger of the Company or sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company shall not be deemed a dissolution, liquidation or winding up of the Company within the meaning of this Section 4.02.

        SECTION 4.03. Redemption Provisions. (A) Preferred Stock shall be subject to redemption at the applicable redemption prices provided for each class thereof in such amount, at such place and by such method, which, if in part, shall be by lot, as shall from time to time be determined by resolution of the Board of Directors, unless otherwise provided for by an agreement by holders of all shares of any class of Preferred Stock being redeemed. Notice of any proposed redemption of any class of Preferred Stock shall be given by the Company by mailing a copy of such notice, at least thirty (30) days but not more than ninety (90) days prior to the date fixed for such redemption, to the holders of record of any shares of Preferred Stock to be redeemed at their respective addresses then appearing on the books of the Company. On or after the date specified in such notice, each holder of shares of Preferred Stock called for redemption as aforesaid, shall be entitled to receive therefor the redemption price thereof, upon presentation and surrender at the place designated in such notice of the certificates for such shares of Preferred Stock held by him, bearing all necessary stock transfer tax stamps thereto affixed and cancelled, and (if required by the Company) properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank. On and after the date fixed for redemption, if notice is given as aforesaid, and unless default is made by the Company in providing moneys for payment of the redemption price, all dividends on the shares called for redemption shall cease to accrue; and on and after such redemption date, unless default be made as aforesaid, or on and after the date of earlier deposit by the Company with a bank or trust company doing business in the City of New York, New York, or in the City of Atlanta, Georgia, and having a capital and surplus of at least $1,000,000, in trust for the benefit of the holders of the shares of the Preferred Stock so called for redemption, of all funds necessary for redemption as aforesaid (provided in the latter case that there shall have been mailed as aforesaid to holders of record of shares to be redeemed, a notice of the redemption thereof or that the Company shall have executed and delivered to each Transfer Agent for the Preferred Stock or to the bank or trust company with which such deposit is made an instrument irrevocably authorizing it to mail such notice at the Company's expense) all rights of the holders of the shares called for redemption as stockholders of the Company, except only the right to receive the redemption price, shall cease and determine. Any funds so deposited which shall remain unclaimed by the holders of such Preferred Stock at the end of six (6) years after the redemption date, together with any interest thereon which shall have been allowed by the bank or trust company with which such deposit shall have been made, shall be paid by it to the Company, and thereafter such holders shall look only to the Company therefor.

        (B) The Company may, subject to the provisions of paragraph (C) below, also from time to time purchase shares of Preferred Stock for any sinking fund provided for the benefit of any class of Preferred Stock and otherwise at not exceeding the applicable redemption prices thereof at the time in effect and accrued dividends thereon to the date of purchase, plus customary brokerage commissions. Shares of Preferred Stock so purchased not used to satisfy sinking fund obligations may in the discretion of the Board of Directors be reissued or otherwise disposed of from time to time to the extent permitted by law.

        (C) If and so long as there are dividends in arrears on any shares of Preferred Stock, the Company shall not redeem or purchase any shares of Preferred Stock, unless, in the case of redemptions, all of the outstanding Preferred Stock is redeemed or, in the case of purchases, an offer to purchase on a comparable basis is made to the holders of all the outstanding Preferred Stock. If and so long as a default exists in any sinking fund obligation provided for the benefit of any class or classes of Preferred Stock, the Company shall not redeem or purchase any shares of Preferred Stock unless,in the case of redemptions all of the outstanding Preferred Stock of such class or classes is redeemed or, in the case of purchases, such purchases are solely of such class or classes of Preferred Stock and are made pursuant to an offer to purchase on a comparable basis to the holders of all of the outstanding Preferred Stock of such class or classes.

        SECTION 4.04. Restrictions on Corporate Action. (A) So long as any Preferred Stock is outstanding, the Company shall not, without the consent (given in writing without a meeting or by vote in person or by proxy at a meeting called for the purpose) of the holders of at least two-thirds of the aggregate number of shares of all classes of Preferred Stock entitled to vote then outstanding--

                (i) Create, authorize or increase the authorized amount of, any shares of any class of stock ranking as to dividends or assets prior to the Preferred Stock or of any obligation or security convertible into stock ranking as to dividends or assets prior to the Preferred Stock; or

                (ii) Reclassify any shares of stock of any class into shares of stock of a class ranking as to dividends or assets prior to the Preferred Stock or reclassify and shares of any class of Junior Stock into shares of Preferred Stock; or

             (iii) Amend, change or repeal any of the express terms of the Preferred Stock outstanding in any manner prejudicial to the holders thereof, except that, if such amendment, change or repeal is prejudicial to the holders of less than all classes of Preferred Stock, the consent of only the holders of two-thirds of the aggregate number of shares of the class or classes thereof entitled to vote then outstanding so affected shall be required; or

             (iv) Reduce the par value of the capital allocable to the outstanding Preferred Stock, or reduce below the greater of $5,000,000 or the aggregate par value of all classes of Preferred Stock at the time outstanding the aggregate capital allocable to Junior Stock, except in any case where a State or Federal regulatory body having jurisdiction shall have required the Company to reduce the book value of its assets and in conjunction therewith the capital allocable to one or more classes of Junior Stock is to be reduced in an amount or amounts not exceeding in the aggregate the amount of such reduction of book value of assets; or

             (v) Issue shares of Preferred Stock in addition to the 20,000 shares of 4 1/2% Preferred Stock outstanding and 30,000 shares of 4.60% Preferred Stock originally issued unless, after giving effect to such additional shares,

                    (a) the net income of the Company available for dividends
             for any period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the calendar month within which such additional shares of stock are to be issued, shall have been at least two and one-half (2 1/2) times the aggregate annual dividend requirements upon the entire amount to be outstanding of Preferred Stock and of any stocks of the Company of any class ranking as to dividends prior to the Preferred Stock,

                    (b) the gross income available for payment of interest
             charges for any period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the calendar month within which such additional shares of stock are to be issued, shall have been at least one and one-half (1 1/2) times the sum of (1) the aggregate annual interest charges on all indebtedness of the Company to be outstanding, and (2) the aggregate annual dividend requirements upon the entire amount to be outstanding of Preferred Stock and of any stocks of the Company of any class ranking as to dividends prior to the Preferred Stock, and

                    (c) the aggregate of the capital of the Company applicable to all Junior Stock, plus the capital surplus and earned surplus of the Company and plus premiums on capital stock of the Company of any class, shall not be less than the aggregate amount payable upon involuntary liquidation, dissolution or winding up of the Company to the holders of all shares of all classes of Preferred Stock to be outstanding.

             In the foregoing computations, there shall be excluded (a) all indebtedness and all shares of Preferred Stock to be retired in connection with the issue of such additional shares, and (b) all interest charges on all indebtedness and dividends requirements on all shares of stock to be retired in connection with the issue of such additional shares. The net earnings of any property which has been acquired by the Company during or after the period for which income is computed, or of any property which is to be acquired in connection with the issuance of any such additional shares, if capable of being separately determined or estimated, may be included on a pro forma basis in the foregoing computations; and if within or after the period for which income is computed, any substantial portion of the properties of the Company shall have been disposed of, the net earnings of such property, if capable of being separately determined or estimated, shall be excluded in the foregoing computations.

        (B) So long as any Preferred Stock is outstanding, the Company shall not, without the consent (given in writing without a meeting or by vote in person or by proxy at a meeting called for the purpose) of the holders of a majority of the aggregate number of shares of all classes of Preferred Stock entitled to vote then outstanding--

             (i) Issue, create or assume (including as an issuance any extension or renewal) any unsecured securities (notes, debentures or other securities representing unsecured indebtedness other than indebtedness maturing not more than one year from the date of issuance, creation or assumption of any such unsecured securities) for any purpose, except for the purpose of refunding outstanding unsecured securities of such character or effecting the retirement, by redemption or otherwise, of outstanding shares of the Preferred Stock, or of a class of stock ranking prior thereto, if immediately after such issue, creation or assumption the total principal amount of all unsecured securities issued, created or assumed and then outstanding, including the unsecured securities then to be issued but excluding indebtedness maturing not more than one year from the date of creation, would exceed ten percent (10%) of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued, created or assumed by the Company and then to be outstanding, and (ii) the total of the capital and surplus (including premiums on capital stock) of the Company as then to be stated on its books; provided, that any unsecured securities issued under any authorization of holders of Preferred Stock (and any securities issued to refund the same) shall be excluded from the computation of the amount of unsecured securities which may be issued, created or assumed within the aforesaid ten percent (10%) limitation; or

                (ii) Merge or consolidate with or into any other corporation or corporations unless such merger or consolidation, or the issuance and assumption of all securities to be issued or assumed in connection with any such merger or consolidation, shall have been ordered, approved or permitted by a regulatory authority of the United States of America or of the State of Georgia having jurisdiction in the premises; provided that the provisions of this clause (ii) shall not apply to a purchase or other acquisition by the Company of franchises or assets of another corporation, in any manner which does not involve a merger or consolidation; or

                (iii) Sell lease or otherwise dispose of (except by merger or consolidation) all or substantially all of its property to any person.

        No consent of the holders of any class or classes of Preferred Stock hereinabove set forth as specified in paragraphs (A) or (B) shall be required, if provision is made for the redemption of all shares of such class or classes of Preferred Stock at the time outstanding, or provision is made that the proposed action shall not be effective unless provision is made for the purchase, redemption or other retirement of all shares of such class or classes of Preferred Stock at the time outstanding.

        SECTION 4.05. Voting Rights. The holders of Preferred Stock shall not be entitled to vote except:

             (a) as provided above under Section 4.04, but in the case of any class of Preferred Stock other than the 4 1/2% Preferred Stock and the 4.60% Preferred Stock, only to the extent, if any, specified in any amendment or amendments to the Charter establishing the terms thereof;

             (b) as may from time to time be required by laws of Georgia; and

             (c) voting separately as a class for the election of the smallest number of directors necessary to constitute a majority of the Board of Directors whenever and as often as dividends payable on any Preferred Stock outstanding shall be in arrears in an amount equivalent to or exceeding four (4) quarterly dividends, which right may be exercised at any annual meeting and at any special meeting of stockholders called for the purpose of electing Directors, until such time as arrears in dividends on the Preferred Stock and the current dividend thereon shall have been paid or declared and set apart for payment, whereupon all voting rights given by this clause (c) shall be divested from the Preferred Stock (subject, however, to being at any time or from time to time similarly revived and divested).

        So long as holders of the Preferred Stock shall have the right to elect directors under the terms of the foregoing clause (c), the holders of the Common Stock voting separately as a class shall, subject to the voting rights of any other class of Junior Stock, be entitled to elect the remaining directors.

        Whenever, under the provisions of the foregoing clause (c) the right of holders of the Preferred Stock, if any, to elect directors shall accrue or shall terminate, the Board of Directors shall, within ten (10) days after delivery to the Company as its principal office of a request or requests to such effect signed by the holders of at least five percent (5%) of the outstanding shares of any class of stock entitled to vote, call a special meeting in accordance with the By-laws of the Company of the holders of the class or classes of stock of the Company entitled to vote, to be held within forty
(40) days from the delivery of such requests, for the purpose of electing a full Board of Directors to serve until the next annual meeting and until their respective successors shall be elected and shall qualify; provided, however, that if the annual meeting of stockholders for the election of directors is to be held within sixty (60) days after the delivery of such request, the Board of Directors need not act thereon. If, at any special meeting called as aforesaid or at any annual meeting of stockholders after accrual or termination of the right of holders of the Preferred Stock to elect directors as in the foregoing clause (c) provided, any director shall not be reelected, his term of office shall end upon the election and qualification of his successor, notwithstanding that the term for which such director was originally elected shall not at the time have expired.

        If, during any interval between annual meetings of stockholder for the election of directors while holders of the Preferred Stock shall be entitled to elect any director pursuant to the foregoing clause (c), the number of directors in office who have been elected by the holders of the Preferred Stock (voting as a class) or by the holders of the Common Stock (voting as a class), as the case may be, shall become less than the total number of directors subject to election by holders of shares of such class, whether by reason of the resignation, death or removal of any director or directors, or an increase in the total number of directors, the vacancy or vacancies shall be filled (1) by the remaining directors or director, if any, then in office who either were or was elected by the votes of shares of such class or succeeded to a vacancy originally filled by the votes of shares of such class or (2) if there is no such director remaining in office, at a special meeting of holders of shares of such class called by the President of the Company to be held within forty (40) days after there shall have been delivered to the Company at its principal office a request or requests signed by the holders of at least five percent (5%) of the outstanding shares of such class; provided, however, that such request need not be so acted upon if delivered less than sixty (60) days before the date fixed for the annual meeting of stockholders for the election of directors.

        Any director may be removed from office for cause by vote of the holders of a majority of the shares of the class of stock which voted for his election (or for his predecessor in case such director was elected by directors) or by vote of a majority of the entire Board of Directors but in the latter case the majority vote of the entire Board so voting must include the votes of a majority of the other Directors then in office who were either elected by the votes of shares of such class or succeeded to a vacancy originally filed by the votes of shares of such class. A special meeting of holders of shares of any class may be called by a majority vote of the Board of Directors or by the President for the purpose of removing a director in accordance with the provisions of the preceding sentence, and shall be called to be held within forty (40) days after there shall have been delivered to the Company at its principal office a request or requests to such effect signed by holders of at least five percent (5%) of the outstanding shares of the class entitled to vote with respect to the removal of any such director; provided, however, that such request need not be so acted upon if delivered less than sixty (60) days before the date fixed for the annual meeting of stockholders for the election of directors.

      SECTION 4.06. Dividend Restrictions on Junior Stock. So long as any shares of any class of Preferred Stock shall be outstanding, the Company shall not declare or pay any dividends on any shares of Junior Stock (other than dividends payable in shares of Junior Stock) or make any other distribution on any shares of Junior Stock or make any expenditures for the purchase, redemption or other retirement for a consideration of shares of Junior Stock (other than in exchange for or from the proceeds of the sale of other shares of Junior Stock and other than Junior Stock required to be redeemed or retired for any sinking or purchase fund for any class of Junior Stock) except from net income of the Company available for dividends on Junior Stock accumulated subsequent to September 30, 1950, plus the sum of $100,000, or if after giving effect to such declaration, payment, distribution or expenditure the aggregate of the capital of the Company applicable to all Junior Stock outstanding, plus the earned surplus and capital surplus of the Company and plus premiums on capital stock of the Company of any class, is or would thereby become less than the greater of $5,000,000 or the aggregate amount payable upon involuntary liquidation, dissolution or winding up of the Company to the holders of all shares of all classes of Preferred Stock at the time outstanding.

                                   SECTION 5

                               The Common Stock

     Section 5.01. Dividends. Out of any assets of the Company available for dividends remaining after full cumulative dividends upon all shares of all classes of Preferred Stock, and of all classes of Junior Stock (if any) ranking as to dividends ahead of the Common Stock, then outstanding, shall have been paid, or declared and a sum sufficient for the payment thereof set apart, for all past quarterly dividend periods, and after or concurrently with making payment of or provision for full dividends on the Preferred Stock and on any Junior Stock ranking as to dividends ahead of the Common Stock then outstanding for the current quarterly dividend period, and not otherwise, dividends may, subject to Sections 3.01(a), 3.02(a) and 4.06, be paid upon the Common Stock to the exclusion of the Preferred Stock or of any class of Junior Stock (other than Common Stock), (any such dividend and/or payment being hereinafter called "Common Stock Dividend"), within the following limitations:

         (a) No Common Stock Dividend shall be declared in an amount which, together with all other Common Stock Dividends declared in the year ending on (and including) the date of the declaration of such Common Stock Dividend, would in the aggregate exceed (1) fifty percent (50%) of the net income of the Company available for dividends on the Common Stock for any period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the declaration of such Common Stock Dividend, if at the end of such twelve (12) months' period the ratio (herein referred to as the "Capitalization Ratio") of the Common Stock Equity of the Company to the Capitalization, after adjustment, in each case, of the surplus accounts to reflect payment of such Common Stock Dividend, would be less than twenty percent (20%); or (2) seventy-five percent (75%) of the net income of the Company available for dividends on the Common Stock for any such period of twelve (12) consecutive calander months, if the Capitalization Ratio at the end of such period, after such adjustment, would be twenty percent (20%) or more, but less than twenty-five percent (25%);

         (b) If the Capitalization Ratio at the end of such twelve (12) months' period, adjusted as provided in clause (a), would be in excess of twenty-five percent (25%), no Common Stock Dividend shall be declared which would reduce the Capitalization Ratio to less than twenty-five percent (25%); provided, however, that even though such Common Stock Dividend would reduce the Capitalization Ratio to less than 25%, such Common Stock Dividend may be declared to the extent that the same, together with all Common Stock Dividends declared within the year ending with (and including) the date of declaration of such Common Stock Dividend, does not exceed the applicable percentage of the net income of the Company available for dividends on the Common Stock for any twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding such Common Stock Dividends permitted under (a) above.

     Section 5.02. Distribution of Assets. In the event of any liquidation, dissolution or winding up of the Company, or any reduction or decrease of its capital resulting in a distribution of assets to the holders of the Common Stock, after there shall have been paid to or set aside for the holders of Preferred Stock and of any Junior Stock outstanding (other than Common Stock) the full preferential amounts to which they are respectively entitled, the holders of the common Stock shall be entitled to receive, pro rata, all of the remaining assets of the corporation available for distribution to its stockholders. The Board of Directors by vote of a majority of the members thereof, may distribute in kind to the holders of the Common Stock such remaining assets of the Company or may sell, transfer or otherwise dispose of all or any of the remaining property and assets of the Company to any other corporation or person and receive payment therefor wholly or partly in cash and/or in stock and/or in obligations of such corporation and may sell all or any part of the consideration received therefor or distribute the same and/or the balance thereof in kind to the holders of the Common Stock.

                                   SECTION 6

                                 Miscellaneous

      Section 6.01. Voting Provisions. At any meeting of the holders of the Preferred Stock which shall be called for any purpose, pursuant to Section 4, the presence in person or by proxy of the holders of the majority of the issued and outstanding shares of all classes of Preferred Stock (or, in the case of a meeting of stockholders of less than all classes of Preferred Stock, a majority of the issued and outstanding shares of all such classes of Preferred Stock entitled to vote at such meeting) shall be necessary for a quorum, provided, however, that if such quorum shall not be obtained at such meeting or at any adjournment thereof within thirty (30) days from the date of the meeting as originally called, then the presence in person or by proxy of the holders of one-third of the issued and outstanding shares of the classes of Preferred Stock entitled to vote at the meeting shall be sufficient for a quorum.

     At all elections of Directors each holder of any class of stock entitled to vote shall be entitled to as many votes as shall equal (1) the number of votes such holder would have (except for the provisions of this paragraph) multiplied by (2) the number of Directors to be elected by the holders of stock of such class, and may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as such holder may see fit.

     Each holder of Preferred Stock, as to all matters in respect of which such stock has voting power, shall be entitled to one vote for each share of stock standing in his name; provided that if there shall be several classes of Preferred Stock outstanding which have different par values per share, for the purposes of all votes or consents contemplated in Section 4 the class having the lowest par value per share shall be entitled to one vote per share and each other class shall be entitled to a number of votes per share so that the number of votes for each share of any such class bears the same proportion to the par value per share thereof.

     Subject to the voting rights expressly conferred upon the Preferred Stock by Section 4 and the voting rights of any other class of Junior Stock outstanding, the holders of Common Stock shall exclusively possess full voting rights for the election of Directors and for all other purposes and each holder shall be entitled to one vote for each share thereof standing in his name.

     Except as herein expressly provided, or mandatorily provided by the laws of Georgia, a quorum of any class or classes of stock entitled to vote as a class at any meeting shall consist of a majority of such class or classes, as the case may be, and a plurality vote of such quorum shall govern.

     No holders of any class of dtock shall be entitled to receive notice of any meetings of holders of any other class of stock at which they are not entitled to vote.

     Section 6.02. Reserves. The Board of Directors shall have authority from time to time to set apart out of any assets of the Company otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to reduce, abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interests of the Company; and said Board shall likewise have power to determine in its discretion what part of the assets of the Company available for dividends in excess of such reserve or reserves shall be declared as dividends and paid to the stockholders of the Company.

     Section 6.03. Preemptive Rights. No holder of stock, or of rights or options to purchase stock, of the Company of any class, as such, shall have any preemptive or preferential right to purchase or subscribe to any shares of stock, or rights or options to purchase stock, of the Company of any class,whether now or hereafter authorized, or any obligations convertible into stock, or into rights or options to purchase stock of the Company (including any notes, bonds or other evidences of indebtedness to which are attached or with which are issued warrants or other rights to purchase any stock of the Company), issued or sold, or any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may from time to time fix; and shares of stock, rights or options to purchase stock, or obligations convertible into stock or into rights or options to purchase stock, of the Company may from time to time be issued and sold to such parties, whether stockholders or others, as the Board of Directors in its sole discretion may determine, and in the event the Board of Directors determines to issue or sell any thereof to stockholders at any time, the same may be offered to holders of any class or classes of stock exclusively or to the holders of all classes of stock, and, if offered to more than one class of stock, in such proportions as between said classes of stock, as the Board of Directors in its discretion may determine; provided, however, that if the Board of Directors shall at any time determine to offer for cash any shares of Common Stock, whether now or hereafter authorized, or to offer for cash any securities convertible into Common Stock of the Company other than by a public offering of such shares or securities to or through underwriters or investment bankers who agree to make a public offering of such shares or securities, the right to purchase the same shall first be offered to the holders of record, on a date to be fixed by the Board of Directors for such purpose, of the outstanding shares of Common Stock, pro rata upon terms not less favorable to such holders than those upon which the Board of Directors shall authorize the issue of such shares or securities to others than holders of record of the Common Stock; and, provided further, that the time within which the holders of record of the Common Stock may exercise such rights shall be determined by the Board of Directors but shall in no event be less than twenty
(20) days after the date of mailing of notice that such rights are available. No alteration, amendment or repeal of any of the provisions of this Section 6.03 shall be effected without the written consent or the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Common Stock, such vote being taken at a meeting called for the purpose.

     SECTION 6.04. Duplicate Certificates. No holder of shares of any class of stock shall have any right to the issue of a duplicate or other certificate for any of such shares to replace a certificate or certificates represented to have been lost, stolen or destroyed unless there shall first be delivered to the Company a bond of indemnity in such form, for such amount and with such surety or sureties as the Board of Directors may approve.

     SECTION 6.05. Scrip Certificates. No certificates for fractional shares of any class of stock shall be issued. In lieu thereof scrip certificates may be issued by the Company representing rights to such fractional shares and exchangeable, when accompanied by other certificates in such amount as to represent in the aggregate one or more full shares of stock, for certificates for full shares of stock. The holders of scrip certificates will not be entitled to any rights as stockholders of the Company until the scrip certificates are so exchanged. Such scrip certificates may, at the election of the Board of Directors of the Company, be in bearer form, shall be non-dividend bearing, non-voting and shall have such expiration date as the Board of Directors of the Company shall determine at the time of the authorization or issuance of such scrip certificates.

     SECTION 6.06. Amendments of Charter. Unless otherwise required by law and subject to the rights of any class of stock hereafter created, the Company's Charter may,

          (a) without any vote or consent of holders of Preferred Stock, be amended to increase the maximum number of shares of Preferred Stock and to create and authorize a number of shares of one or more different classes of Preferred Stock with terms and provisions permitted by and consistent with Section 2.01; or

          (b) without any vote or consent of holders of Preferred Stock except as provided in Section 4.04, be amended in any other respect.

To make and effect any Charter amendment, such amendment shall be adopted by the vote of the holders of a two-thirds majority of the Common Stock of the Company or by the holders of such lesser number of shares of Common Stock as may at the time be permitted by law so to amend the Charter.

        The undersigned, Jas. H. Motz, Secretary of Atlanta Gas Light Company, certifies that the foregoing resolution of the Stockholders of Atlanta Gas Light Company to which this certificate is attached was adopted at a special meeting of the Stockholders of Atlanta Gas Light Company held on the 25th day of November, 1952, the said special meeting of the Stockholders having been called for the purpose of considering the foregoing resolution. At said special meeting of the Stockholders the holders of the Common Stock of Atlanta Gas Light Company voted as a class and more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company was voted favorably for said amendment and at said special meeting of the Stockholders the holders of the Preferred Stock of Atlanta Gas Light Company voted as a separate class and more than two-thirds (2/3) of the Preferred Stock of Atlanta Gas Light Company was voted favorably for said amendment. The said resolution to amend the charter of Atlanta Gas Light Company was adopted by the vote of the holders of more than a two-thirds (2/3) majority of the Common Stock of Atlanta Gas Light Company and by the holders of more than a two-thirds (2/3) majority of the Preferred Stock of Atlanta Gas Light Company.

        IN WITNESS WHEREOF, the undersigned, as Secretary of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of Atlanta Gas Light Company, this 25th day of November, 1952.


(Seal)
                                       /s/ Jas. H. Motz
                           ----------------------------------------------------
                           Jas. H. Motz, Secretary of Atlanta Gas Light Company

     The foregoing petition of Atlanta Gas Light Company to amend its charter was presented to this Court and examined.

     It appearing to the Court that said petition is in accord with the laws of the State of Georgia made and provided in such causes, that the Common Stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the Stockholders called for said purposes, notice of which was duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) if the Common Stock of Atlanta Gas Light Company and that the Preferred Stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the Stockholders called for said purpose, notice of which was duly and legally given, by favorable vote for consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Preferred Stock of Atlanta Gas Light Company have been done and exist and said resolution is found by the Court to be lawful.

     NOW, THEREFORE, it is considered, ordered and adjudged that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolution of the Stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".

     This 25th day of November, 1952.

                                              /s/ Walter C. Hendrix
                                          ......................................
                                          Judge Superior Court, Atlanta Circuit.


                           FILED IN OFFICE, THIS THE
                              25 day of Nov 1952
                           ......      .............
                                  D.W. Brown.
                           .........................

State of Georgia )
                 ) ss.:
County of Fulton )

     I, J. W. Simmons, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of Atlanta Gas Light Company for Charter amendment and the order of Court thereon allowing same, all of which appears of file and record in this office.

     Witness my hand and seal of office this the 25 day of Nov. 1952.

(SEAL)

                                        J. W. Simmons
                                Clerk of Superior Court, Fulton County, Georgia

                               STATE OF GEORGIA

                         OFFICE OF SECRETARY OF STATE

    I, BEN W. FORTSON, JR., SECRETARY OF STATE OF THE STATE OF GEORGIA, DO HEREBY CERTIFY, THAT the Charter of "Atlanta Gas Light Company", was on the 25th day of November, 1952, duly amended under the laws of the State of Georgia by the Superior Court of Fulton County, in accordance with the certified copy hereto attached, and that a certified copy has been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

           In Testimony Whereof, I have hereunto set my hand and affixed the seal of my office, at the Capital, in the City of Atlanta, this 25th day of November, in the year of our Lord One Thousand Nine Hundred and Fifty-two and of the Independence of the United States of America the One Hundred and Seventy-seventh.

                                                BEN W. FORTSON, JR.

                                     Secretary of State, Ex-Officio Corporation
                                     Commissioner of the State of Georgia.

                                                      No. 26153

     TO THE HONORABLE THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

        This the petition of Atlanta Gas Light Company show respectfully unto the Honorable the Superior Court of Fulton County, Georgia as follows:

                                      1.

        Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq.). This charter was amended by an Act of the General Assembly approved October 14, 1889, Georgia Laws 1888-1889, pages 1398 et seq.). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, September 13, 1935, October 15, 1943, November 22, 1943,
October 17, 1947, August 14, 1951 and November 25, 1952.

                                      2.

        At a meeting of the stockholders of Atlanta Gas Light Company held on the 7th day of December, 1955, notice of which meeting and the purpose thereof was duly and legally given, resolutions were adopted in each case by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company entitled to vote thereon that the charter of Atlanta Gas Light Company be amended in the manner set forth in said resolutions, a duly certified copy of which is attached to this petition marked Exhibit "A" and made a part of this petition and paragraph.

        WHEREFORE, petitioner prays that its charter be amended in the manner set forth in said resolution and that an order of this Honorable Court be entered granting the prayers of this petition and so amending petitioner's charter.


                                         Moise, Post & Gardner
                                         ---------------------------------------
                                         Attorneys for Atlanta Gas Light Company

                                   EXHIBIT A

     RESOLVED, by the Common Stockholders of Atlanta Gas Light Company, at a meeting duly and legally called, assembled and held, that the Charter, as amended, of Atlanta Gas Light Company be further amended by eliminating therefrom all of the provisions of Section 1.01, as amended, and inserting in lieu thereof a new Section 1.01 to read as follows:

         "Section 1.01. The maximum number of shares of Capital Stock of Atlanta Gas Light Company (hereinafter referred to as the "Company") authorized to be outstanding at any one time is as follows:

           1,000,000 shares of Common Stock of the par value of $10 per share,

           20,000 shares of 41/2% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "41/2% Preferred Stock"),

           30,000 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"), and

           30,000 shares of the 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock").

         The preferences, voting powers, restrictions, limitations and qualifications of the different classes of Capital Stock shall be as follows: "

     RESOLVED, that the Charter, as amended, of Atlanta Gas Light Company be further amended by the addition of a new Section under Section 3 to be designated as Section 3.03 and to read as follows:

         "Section 3.03. 4.44% Preferred Stock.



     (a) Dividends.

         Out of any assets of the Company available for dividends, the holders of the 4.44% Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends at the rate of 4.44% per annum, and no more. Dividends declared shall be payable quarterly on March 1, June 1, September 1 and December 1 in each year, to Stockholders of record on a date not more than 30 days prior to such payment date, as may be determined by the Board of Directors of the Company. Dividends on the 4.44% Preferred Stock shall be cumulative from and including the first day of the quarterly dividend period in which such shares shall be issued.

         So long as any shares of 4.44% Preferred Stock are outstanding, no dividends shall be declared or paid upon or set apart for the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 4.44% Preferred Stock and of any other class of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 4.44% Preferred Stock shall not bear interest.

     (b) Liquidation.

         In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 4.44% Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02.

(c)  Redemption Provisions.

     The Company may at its option expressed by resolution of its Board of Directors redeem the 4.44% Preferred Stock in the manner provided in Section
4.03 (A) at any time or from time to time at $100 per share plus a premium of:

     $6.75 per share if redeemed prior to December 1, 1960;

     $5.75 per share if redeemed on December 1, 1960 or thereafter and prior to December 1, 1965;

     $4.75 per share if redeemed on December 1, 1965 or thereafter and prior to December 1, 1970; and

     $4.25 per share if redeemed on or after December 1, 1970; together in each case with accrued dividends.


(d)  Purchase Fund.

     The 4.44% Preferred Stock shall be entitled to the benefits of a Purchase Fund as follows:

     The Company (unless prevented from so doing by any applicable restriction of law or contained in the Charter of the Company, as amended, or in any agreement now existing relating to indebtedness of the Company) will each year, beginning in 1957, so long as any shares of the 4.44% Preferred Stock are outstanding, make an offer (hereinafter called a "Purchase Offer") to the holders of shares of the 4.44% Preferred Stock to purchase on December 1 in each such year 900 shares (less the number of shares, if any, purchased for surrender in accordance with the provisions of the following paragraph) of said 4.44% Preferred Stock at prices up to but not exceeding $102.25 per share. The obligation of the Company to make annually the above-mentioned Purchase Offer and to purchase shares of the 4.44% Preferred Stock of the Company tendered for sale in accordance with the terms thereof, is hereinafter referred to as the "Purchase Fund Obligation."

     In addition to or in lieu of making a Purchase Offer, a Purchase Fund Obligation may also be satisfied in whole or in part by the purchase by the Company, if obtainable, at not exceeding $102.25 per share and accrued dividends to the date of purchase and the surrender for cancellation to the Transfer Agent for the 4.44% Preferred Stock on or before December 1 in each such year of certificates for not more than 900 shares of said 4.44% Preferred Stock.

     Beginning on or prior to October 15, 1957 and on or prior to October 15 in each year thereafter, the Company shall furnish the Transfer Agent for the 4.44% Preferred Stock with a certificate signed by the President, or a Vice President, or the Treasurer, or an Assistant Treasurer of the Company stating
(a) the number of shares of the 4.44% Preferred Stock, if any, purchased by the Company and to be surrendered on or prior to December 1 in such year, and that said shares had been purchased by the Company at prices not exceeding $102.25 per share plus accrued dividends to the date of purchase and (b) that the Company will make an offer to the holders of its outstanding 4.44% Preferred Stock to purchase a number of shares of the 4.44% Preferred Stock, if any, sufficient to satisfy the Purchase Fund Obligation (or the balance thereof as the case may be) for such year.

     If the certificate filed in any such year shall state that a Purchase Offer is to be made in such year the Transfer Agent for the 4.44% Preferred Stock shall on or prior to November 1 of such year mail to the holders of record of the 4.44% Preferred Stock at the close of business on the day preceding such mailing, a notice, in the name of the Company, that the Company will on December 1 of such year accept offers to sell the number of shares required to satisfy the Purchase Fund Obligation then due at prices not exceeding $102.25 per share. The Company may require, and in such event said notice shall specify, that each offer to sell shares of the 4.44% Preferred Stock shall be accompanied by the certificate or certificates for the shares so offered, together with evidence satisfactory to the Transfer Agent of the right of the holder of such shares to so sell the same to the Company.

     In any year in which a Purchase Offer is made, the Transfer Agent shall on December 1 of such year, on behalf of the Company, accept offers to sell shares of the 4.44% Preferred Stock received by it up to the full number of shares covered by the Purchase Offer upon such basis as will result in the lowest aggregate cost to the Company. The Transfer Agent shall accept offers made at the same price on a pro rata basis, as nearly as practicable. In the event any person whose offer is accepted shall thereafter fail to make good such offer said Transfer Agent shall to the extent possible accept in lieu thereof the best offer or offers, if any, theretofore received and not therefore accepted.

     On or prior to December 1 in each year in which a Purchase Offer shall have been made, the Company shall surrender to the Transfer Agent for the 4.44% Preferred Stock, for cancellation, certificates for the number of shares of 4.44% Preferred Stock, if any, specified in the certificate for such year as having been purchased by the Company for surrender to the Transfer Agent and deposit with said Transfer Agent cash sufficient to purchase shares of 4.44% Preferred Stock, if any, accepted for purchase pursuant to the Purchase Offer made in such year and thereafter shall deposit additional funds required to carry out the Purchase Offer for such year. The Transfer Agent shall, on or before the next succeeding January 2, return to the Company any funds deposited with it and not used or required to purchase shares of the 4.44% Preferred Stock pursuant to the Purchase Offer for such year. The Purchase Fund Obligation in any year shall be deemed to be fully satisfied if the Company shall have complied with the provisions of this Section 3.03 (d) notwithstanding that the total number of shares purchased by it shall be less than the total number of shares covered by the Company's Purchase Offer for that year because insufficient offers to sell were received by it.

     Purchase Fund Obligations shall be cumulative to the extent that if in any year the Company fails to make and carry out a Purchase Offer, if and to the extent a Purchase Offer is required to be made in such year, such failure shall be made good in the manner hereinafter set forth before any dividends shall be declared, paid upon, or set apart for any shares of Junior Stock or any sums applied to the purchase, redemption or other retirement of Junior Stock. Any such failure may be made good at any time by the making and carrying out of a special offer (hereinafter called a "Special Purchase Offer") to purchase at a price of $102.25 per share plus accrued dividends, if any, to the date of purchase, the number of shares of 4.44% Preferred Stock as to which failure exists and, to that end, the Company shall file with the Transfer Agent a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company, specifying a date, not less than 45 days after the date of filing of such certificate, on which offers to sell shares of the 4.44% Preferred Stock will be accepted. Special Purchase Offers shall otherwise be made and carried out on not less than 30 days notice and in the same manner as hereinabove provided for Purchase Offers to be carried out on December 1.

     Shares of the 4.44% Preferred Stock purchased pursuant to any Purchase Offer, or Special Purchase Offer, or surrendered in whole or partial satisfaction of a Purchase Fund Obligation in any year, shall be cancelled and shall not be reissued as shares of said class.



(e)  Voting Powers and Other Rights.

     The holders of the 4.44% Preferred Stock shall have such voting powers and other rights and be subject to such restrictions and qualifications as are set forth in Sections 4 to 6 hereof, inclusive."

     The undersigned, JAS. H. MOTZ, Secretary of Atlanta Gas Light Company,
                      ------------
certifies that the foregoing resolutions of the stockholders of Atlanta Gas Light Company to which this certificate is attached were adopted at a special meeting of the stockholders of Atlanta Gas Light Company held on the 7th day of December, 1955, the said special meeting of the stockholders having been called for the purpose of considering the foregoing resolutions to amend the Charter of Atlanta Gas Light Company. At said special meeting of stockholders more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company was voted favorably for said resolutions.

     IN WITNESS WHEREOF, the undersigned, as Secretary of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of Atlanta Gas Light Company, this 7th day of December, 1955.



                                           /s/ Jas. H. Motz        (SEAL)
                                    ------------------------------------------
                                        Secretary of Atlanta Gas Light Company

     The foregoing petition of Atlanta Gas Light Company to amend its charter was presented to this court and examined.

     It appearing to the court that said petition is in accord with the laws of the State of Georgia made and provided in such causes, that the Common Stockholders of Atlanta Gas Light Company adopted the resolutions attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the stockholders called for said purpose, notice of which was duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company and that all acts and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist and said resolutions are found by the court to be lawful.

     NOW, THEREFORE, it is considered, ordered and adjudged that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolutions of the stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".

     This 7th day of December, 1955.


                                           Geo. P. Whitman Sr.
                                    --------------------------------------
                                       Judge Superior Court, Atlanta Circuit.


Filed in office this the 7th day of Dec. 1955.

N. A. Lanford, D. Clk

         TO THE HONORABLE THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA


           This the petition of ATLANTA GAS LIGHT COMPANY shows respectfully
                                -------------------------
unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

                                      1.

           Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq.). This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398 et seq.). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, September 13, 1935, October 15, 1943,
November 22, 1943, October 17, 1947, August 14, 1951, November 25, 1952, and December 7, 1955.


                                      2.

           At the regular annual meeting of the stockholders of Atlanta Gas Light Company held on the 22nd day of January, 1957, notice of which meeting and the purpose thereof was duly and legally given, a resolution was adopted by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company entitled to vote thereon that the charter of Atlanta Gas Light Company be amended in the manner set forth in said resolution, a duly certified copy of which is attached to this petition marked Exhibit "A" and made a part of this petition and paragraph. More than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company was voted in favor of each and every one of the four amendments to the charter of

Atlanta Gas Light Company referred to in said resolution.

           WHEREFORE, petitioner prays that its charter be amended in the manner set forth in said resolution and that an order of this Honorable Court be entered granting the prayers of this petition and so amending petitioner's charter.




                                        /s/ Moise Post & Gardner
                                     -----------------------------------------
                                     ATTORNEYS FOR ATLANTA GAS LIGHT COMPANY

                                  EXHIBIT "A"
                                  -----------


                                       I

               RESOLVED, by the Common Stockholders of Atlanta Gas Light Company, at a meeting duly and legally called, assembled and held, that the Charter, as amended, of Atlanta Gas Light Company be further amended by eliminating therefrom all of the provisions of Section 1.01 of the amendment to the Charter granted by order of the Superior Court of Fulton County dated November 25, 1952, as heretofore amended, and inserting in lieu thereof a new
Section 1.01 to read as follows:

               "Section 1.01. The maximum number of shares of Capital Stock of Atlanta Gas Light Company (hereinafter referred to as the "Company"), authorized to be outstanding at any one time is a follows:

               "2,000,000 shares of Common Stock of the par value of $10 per share,

               "20,000 shares of 4-1/2% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4-1/2% Preferred Stock"),

               "30,000 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"), and

               "30,000 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock").

               "The preferences, voting powers, restrictions, limitations and qualifications of the different classes of Capital Stock shall be as follows:"

                                      II

               RESOLVED, that the Charter, as amended, of Atlanta Gas Light Company be further amended by eliminating from the first sentences of Section
6.03 of the amendment to the Charter granted by order of the Superior Court of Fulton County dated November 25, 1952, the word and figures "twenty (20)", and inserting in lieu thereof the word and figures "fourteen (14)".

                                      III

               RESOLVED, that without depriving Atlanta Gas Light Company of full power and authority to issue bonds or other evidences of indebtedness and to secure the same by mortgage upon any or all or its property, real and personal, rights, privileges and franchises, which power said Company shall have, the Charter of Atlanta Gas Light Company, as amended, shall be further amended by striking therefrom the following:

                             (a) The last sentence of Section II of the Act of the General Assembly of the State of Georgia approved October 14, 1889, amending the Charter of Atlanta Gas Light Company, which sentence reads as follows:

                             "Such bonds and mortgage shall be executed and
                   acknowledged by such officers of the Company as may be designated for the purpose by the Board of Directors, but the issue of said bonds and the execution of such mortgage or mortgages shall, in every case, be first authorized and directed at a meeting of the stockholders duly called for the purpose."

                             (b) That part of paragraph 4 of the petition of Atlanta Gas Light Company to amend its Charter filed in the Superior Court of Fulton County November 17,1919, which part to be so stricken reads as follows:

                             "That said corporation in addition shall have full
                        power and authority to issue bonds or other evidences of indebtedness, and to secure the same by mortgage upon any or all of its property, real and personal, rights, privileges and franchises, and to such amount as it may be necessary whenever duly authorized by the stockholder or petitioner;


                             "That it further have express power and authority
                        to either lease or mortgage its property, real and personal, and its franchises, and to execute conveyances appropriate to such purposes when so authorized by three-fourths vote of the entire voting stock of petitioner, or whenever any such action may be ratified by such vote."


                                              IV

                             RESOLVED, that the Charter, as amended, of Atlanta
                   Gas Light Company be further amended by striking therefrom 3.
                   Section III of the Act of the General Assembly of the State of Georgia approved February 16, 1856, granting a charter to Atlanta Gas Light Company, which Section reads as follows:

                             "3. Section III. And be it further enacted, that
                        the capital of said corporation shall be divided into shares of twenty-five dollars each and be transferable only on the transfer book of the Company, and until such transfer is regularly made thereon, shall be held bound and liable for all debts due and owing to the corporation by the holder thereof, and by order of the Directors on conformity to such by-laws as the Stockholders may adopt in relation thereto, may be sold at public auction for the purpose of paying any debts or debts due by the individual Stockholders to the Company, they accounting to such Stockholders for any surplus of the proceeds of such sale remaining after the payment of such debt or debts.

        The undersigned, JAS. H. MOTZ, Secretary of Atlanta Gas Light Company,
                         ------------
certifies that the foregoing resolution of the stockholders of Atlanta Gas Light Company, to which this certificate is attached, was adopted at the regular annual meeting of the stockholders of Atlanta Gas Light Company held on the 22nd day of January, 1957, notice of the purpose of said meeting having included a notice of the purpose to amend the charter of Atlanta Gas Light Company as set forth in said resolution. At said meeting of the stockholders the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company voted favorably for said resolution.

        IN WITNESS WHEREOF, the undersigned, as Secretary of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of Atlanta Gas Light Company, this 22nd day of January, 1957.



                                             /s/ Jas. H. Motz           (SEAL)
                                    -----------------------------------
                                    Secretary, Atlanta Gas Light Company

                             The foregoing petition of Atlanta Gas Light Company
                   to amend its charter was presented to this Court and examined.


                             It appearing to the Court that said petition is in
                   accord with the laws of the State of Georgia made and provided in said causes, that the Common Stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at the regular annual meeting of the stockholders of said corporation, notice of the purpose of the meeting to amend the charter having been duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company in favor of each and every one of the four amendments set forth in said resolution and that all acts and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist and said resolution is found by the Court to be lawful and fully authorized.

                             NOW, THEREFORE, IT IS CONSIDERED, ORDERED AND
                   ADJUSTED that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolution of the stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".


                             This 25th day of January, 1957.

                                      Geo. P. W. Whitman, Sr.
                                      ------------------------------------------
                                      JUDGE, SUPERIOR COURT, ATLANTA CIRCUIT


                                      25, Jan  57
                                      N.A. Lanford

TO THE HONORABLE THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

                This the petition of ATLANTA GAS LIGHT COMPANY shows
                                     -------------------------
respectfully unto the Honorable the Superior Court of Fulton County, Georgia, as follows:


                                      1.

                Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 et seq.). This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398 et seq.). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, September 13, 1935, October 15, 1943,
November 22, 1943, October 17, 1947, August 14, 1951, November 25, 1952,
December 7, 1955, and January 25, 1957.


                                      2.

                At the regular annual meeting of the stockholders of Atlanta Gas Light Company held on the 26th day of January, 1960, notice of which meeting was duly and legally given, a resolution was adopted by a vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company entitled to vote thereon that the charter of Atlanta Gas Light Company be amended in the manner set forth in said resolution, a duly certified copy of which is attached to this petition marked Exhibit "A" and made a part of this petition and paragraph. More than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company was voted in favor of said amendment to the charter of

 Atlanta Gas Light Company referred to in said resolution.

                WHEREFORE, petitioner prays that its charter be amended in the manner set forth in said resolution and that an order of this Honorable Court be entered granting the prayers of this petition and so amending petitioner's charter.



                                    /s/ Moise, Post & Gardner
                                    ---------------------------------------
                                    ATTORNEYS FOR ATLANTA GAS LIGHT COMPANY

                RESOLVED, that, without in any way or manner affecting (a) the annual election of the Board of Directors of the Corporation as fixed by the By-Laws of the Corporation, (b) the voting rights of the Stockholders of the Corporation, or (c) the right of any of said Stockholders to be represented by an attorney or proxy at any meeting of said Stockholders, the Charter of the Corporation, as amended, shall be further amended by striking all of the provisions of 4. Sec. IV of the Act of the General Assembly of the State of Georgia, approved February 16, 1856 (Georgia Laws 1855-1856, pages 420 and 421), incorporating the Corporation.

                RESOLVED, that the Charter of the Corporation, as amended, shall be further amended by inserting between Section 6.01 and Section 6.02 of the Amendment to said Charter granted by the Superior Court of Fulton County, Georgia, by its Order dated November 25, 1952 the following section:

                Section 6.01A. Board of Directors. The business and property of the Company shall be conducted and managed by a Board of not less than five
(5) nor more than fifteen (15) Directors, but otherwise shall be such number as is fixed or may be fixed from time to time by the By-laws of the Company.

                RESOLVED, that the Charter of the Corporation, as amended, be further amended by striking all of the provisions of Section 6.04 from the Amendment to said Charter granted by the Superior Court of Fulton County, Georgia, by its Order dated November 25, 1952 and inserting in lieu of said Section the following Section:

                Section 6.04. Mutilated, Lost or Destroyed Certificates. In case of the loss, mutilation or destruction of any certificate of stock of the Company, a new or duplicate certificate may be issued in lieu thereof upon such terms and conditions as the Board of Directors shall prescribe.

                The undersigned, JAS. H. MOTZ, Secretary of Atlanta Gas Light Company, certifies that the foregoing resolution of the Stockholders of Atlanta Gas Light Company, to which this certificate is attached, was adopted at the regular annual meeting of the Stockholders of Atlanta Gas Light Company held on the 26th day of January, 1960, due notice of which was given to the Stock-holders. At said meeting of the Stockholders, the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company voted favorably for said resolution.

                IN WITNESS WHEREOF, the undersigned, as Secretary of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of Atlanta Gas Light Company, this 5th day of January, 1960.




                               /s/ Jas. H. Motz
                             ----------------------------------(SEAL)
                               Secretary, Atlanta Gas Light Company






                                        EXHIBIT   "A"

                The foregoing petition of Atlanta Gas Light Company to amend its charter was presented to this Court and examined.


                It appearing to the Court that said petition is in accord with the laws of the State of Georgia made and provided in said causes, that the

Common Stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit  "A" to  authorize this amendment to its charter at the regular annual meeting of the Stockholders of said Corporation, notice of the purpose of the meeting to amend the charter having been duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light

Company in favor of said amendment set forth in said resolution and that all acts and things necessary or proper to effect such amendment to the charter of

Atlanta  Gas Light Company  have been done and exist and said resolution is found by the Court  to be lawful and fully authorized.


                NOW, THEREFORE, IT IS CONSIDERED, ORDERED AND ADJUDGED  that the charter of Atlanta Gas Light Company  is amended  as set forth in the foregoing petition and the resolution of the  Stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".


                This 8th day of February, 1960.


                               --------------------------------------------
                                  JUDGE, SUPERIOR COURT, ATLANTA CIRCUIT

G E O R G I A :::
FULTON COUNTY :::

                 TO THE HONORABLE THE SUPERIOR COURT OF SAID COUNTY:

                 This the petition of ATLANTA GAS LIGHT COMPANY shows
                                      -------------------------
respectfully unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

                                      1.

                 Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1855-1856, pages 420, et. seq.) This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398, et. seq.) Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, September 13, 1935, October 15, 1943, November 22, 1943, October 17, 1947, August 14, 1951, November
25, 1952, December 7, 1955, January 25, 1957 and February 8, 1960.

                                      2.

                 At a special meeting of the stockholders of petitioner held on the 24th day of August, 1961, a resolution was adopted by the stockholders of Atlanta Gas Light Company by a vote of two-thirds (2/3) majority of its stock authorizing an amendment to its charter changing its common stock from $10 par value to $5 par value, changing its authorized common capital stock from 2,000,000 shares of $10 par value to 4,000,000 shares of $5 par value, and providing that the outstanding certificates for shares of $10 par value, upon the date of the granting of this amendment to the charter, shall become the same number of shares of stock of $5 par value. A copy of said resolution duly certified by the Secretary of the corporation is hereto attached marked Exhibit "A" and made a part of this petition.

                 WHEREFORE, petitioner prays that its charter be amended in the manner set forth in said resolution and that an order of this Honorable Court be entered granting the prayers of this petition and so amending petitioner's charter.



                                       [SIGNATURE APPEARS HERE]
                                       -----------------------------------------
                                       ATTORNEYS FOR ATLANTA GAS LIGHT COMPANY

                RESOLVED, by the Common Stockholders of Atlanta Gas Light Company, at a meeting duly and legally called, assembled and held, that the Charter, as amended, of Atlanta Gas Light Company be further amended by eliminating therefrom all of the provisions of Section 1.01, as amended, and inserting in lieu thereof a new Section 1.01 to read as follows:

                Section 1.01. The maximum number of shares of Capital Stock of Atlanta Gas Light Company (hereinafter referred to as the "Company"), authorized to be outstanding at any one time is as follows:

                4,000,000 shares of Common Stock of the par value of $5 per share,

                20,000 shares of 4 1/2% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4-1/2% Preferred Stock"),

                30,000 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"), and

                30,000 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock").

                The issued and outstanding 1,200,996 shares of Common Stock of the Company of the par value of $10 per share are hereby split, reclassified and changed into 2,401,992 shares of Common Stock of the par value of $5 per share, said split, reclassification and change to be accomplished by the issuance to the holders of the currently outstanding 1,200,996 shares of Common Stock of the par value of $10 per share of record at the close of business on the day this amendment to the Charter becomes effective of certificates for 1,200,996 shares of Common Stock of the par value of $5 per share on the basis of one additional share of Common Stock of the par value of $5 per share for each outstanding share of Common Stock of the par value of $10 per share in lieu of the surrender and exchange of the existing certificates which shall thereafter represent 1,200,996 shares of Common Stock of the par value of $5 per share. The additional shares upon issuance shall be fully paid and non-assessable shares of Common Stock of the par value of $5 per share of this Company.

                The preferences, voting powers, restrictions, limitations and qualifications of the different classes of Capital Stock shall be as follows:


                The undersigned, JAS. H. MOTZ, Secretary of Atlanta Gas Light
                                 ------------
Company, certifies that the foregoing resolution of the stockholders of Atlanta Gas Light Company, to which this certificate is attached, was adopted at a special meeting of the stockholders of Atlanta Gas Light Company held on the 24th day of Aug., 1961, notice of the purpose of said meeting having included a notice of the purpose to amend the charter of Atlanta Gas Light Company as set forth in said resolution. At said meeting of the stockholders, the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company voted favorably for said resolution.



                                  EXHIBIT "A"

                             IN WITNESS WHEREOF, the undersigned, as Secretary
                   of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of Atlanta Gas Light Company, this 30th day
                                                                       ----
                   of August, 1961.


                                       Jas. H Motz
                                ---------------------------------------(SEAL)
                                  SECRETARY, ATLANTA GAS LIGHT COMPANY

                             The foregoing petition of Atlanta Gas Light Company
to amend its charter was presented to this Court and examined.

                             It appearing to the Court that said petition is in
accord with the laws of the State of Georgia made and provided in said causes, that the Common Stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of the stockholders of said corporation, notice of the purpose of the meeting to amend the charter having been duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company in favor of each and every one of the amendments set forth in said resolution and that all acts and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist and said resolution is found by the Court to be lawful and fully authorized.

                   NOW, THEREFORE, IT IS CONSIDERED, ORDERED AND ADJUDGED that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolution of the stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".

                   This _______ day of __________________________, 1961.

                          ______________________________________________________

                   GEORGIA ::

                   FULTON COUNTY ::

                             TO THE HONORABLE THE SUPERIOR COURT OF SAID COUNTY:

                             This the petition of ATLANTA GAS LIGHT COMPANY
                                                  -------------------------
                   shows respectfully unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

                                              1.

                             Atlanta Gas Light Company is a corporation
                   organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia approved February 16, 1856 (Georgia Laws 1955-56, pages 420, et. seq.) This charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia Laws 1888-1889, pages 1398, et. seq.) Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, September 13, 1935, October 15, 1943, November 22, 1943, October 17, 1947, August 14, 1951, November 25, 1952,
                   December 7, 1955, January 25, 1957, February 8, 1960, and September 1, 1961.


                                              2.

                             At a regular meeting of the stockholders of
                   petitioner held on January 26, 1965, a resolution was adopted by the stockholders of Atlanta Gas Light Company by a vote of more than two-thirds (2/3) majority of its stock authorizing an amendment to its charter changing its authorized common capital stock from 4,000,000 shares of $5.00 par value to 5,000,000 shares of $5.00 par value, and by eliminating from its charter as amended all of the provisions of Section 1.01, as amended, and inserting in lieu thereof a new Section 1.01 to read as follows:


                             "SECTION 1.01.  The maximum number of shares of
                     Capital Stock of Atlanta Gas Light Company (hereinafter referred to as the "Company"), authorized to be outstanding at any one time is as follows:

                                5,000,000 shares of Common Stock of the par
                     value of $5 per share,

                                20,000 shares of 4 -1/2% Cumulative Preferred
                     Stock of the par value of $100 per share (hereinafter referred to as the "4- 1/2% Preferred Stock"),

                                30,000 shares of 4.60% Cumulative Preferred
                     Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"), and

                                30,000 shares of 4.44% Cumulative Preferred
                     Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock").

                             The preferences, voting powers, restrictions,
                     limitations and qualifications of the different classes of Capital Stock shall be as follows:


                             A copy of said resolution duly certified by the
                   Secretary of the corporation is hereto attached marked Exhibit "A" and made a part of this petition.


                             WHEREFORE, petitioner prays that its charter be
                   amended in the manner set forth in said resolution and that an order of this Honorable Court be entered granting the prayers of this petition and so amending petitioner's charter.


                             /s/ Hansell, Post, Brandon & Dorsey
                             --------------------------------------------------
                             HANSELL, POST, BRANDON & DORSEY
                             Attorneys for Atlanta Gas Light Company.

          "RESOLVED, by the Common Stockholders of Atlantic Gas Light Company, at a regular meeting duly and legally called, assembled and held, that the charter, as amended, of Atlanta Gas Light Company be further amended by changing its authorized common capital stock from 4,000,000 shares of $5.00 par value to 5,000,000 shares of $5.00 par value, and by eliminating from its charter as amended all of the provisions of Section 1.01, as amended, and inserting in lieu thereof a new Section 1.01 to read as follows:

         'SECTION 1.01. The maximum number of shares of Capital Stock of Atlanta Gas Light Company (hereinafter referred to as the "Company"), authorized to be outstanding at any one time is as follows:

                5,000,000 shares of Common Stock of the par value of $5 per share,

               20,000 shares of 4 1/2% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.1/2% Preferred Stock"),

               30,000 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"), and

               30,000 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock").

             The preferences, voting powers, restrictions, limitations and qualifications of the different classes of Capital Stock shall be as follows:' "


             The undersigned, L. GEORGE FOLSOM, Secretary of Atlanta Gas Light Company, certifies that the foregoing resolution of the stockholders of Atlanta Gas Light Company, to which this certificate is attached, was adopted at the regular meeting of the stockholders of Atlanta Gas Light Company held on January 26, 1965, notice of the purpose of said meeting having included a notice of the purpose to amend the charter of Atlanta Gas Light Company as set forth in said resolution. At said meeting of the stockholders, the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company voted favorably for said resolution.

                 All as appears on the Minutes of said corporation.

                 IN WITNESS WHEREOF, the undersigned, as secretary of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of Atlanta Gas Light Company, this 26th day of January, 1965.
                    ----        -------  ----


                                     /s/ L. George Folsom                (SEAL)
                                     ------------------------------------
                                     L. GEORGE FOLSOM, SECRETARY
                                     ATLANTA GAS LIGHT COMPANY

            The foregoing petition of Atlanta Gas Light Company to amend its charter was presented to this Court and examined.

            It appearing to the Court that said petition is in accord with the laws of the State of Georgia made and provided in said causes, that the Common Stockholders of Atlanta Gas Light Company adopted the resolution attached to the petition as Exhibit "A" to authorize this amendment to its charter at a regular meeting of the stockholders of said corporation, notice of the purpose of the meeting to amend the charter having been duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company in favor of the amendment set forth in said resolution and that all sets and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist and said resolution is found by the Court to be lawful and fully authorized.

            NOW, THEREFORE, IT IS CONSIDERED, ORDERED AND ADJUDGED that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolution of the stockholders of Atlanta Gas Light Company attached thereto marked Exhibit "A".

                                       This 26th day of January, 199
                                            ----        -------,    --.

                                       [SIGNATURE APPEARS HERE]
                                       ----------------------------------------
                                       JUDGE, SUPERIOR COURT, ATLANTA CIRCUIT

GEORGIA:

FULTON COUNTY:

         NOW COMES PETITIONER, ATLANTA GAS LIGHT COMPANY, and respectfully shows
                               -------------------------
unto this Honorable Court as follows:

                                      1.

         Atlanta Gas Light Company is a corporation organized and existing under the laws of the State Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State Georgia approved February 16, 1856 (Georgia Laws 1855-56, pages 420, et seq.). This Charter was amended by an Act of the General Assembly approved October 14, 1889 (Georgia laws 1883-1889, page 1398, et seq.). Thereafter the charter of Atlanta Gas Light Company was amended by the Superior Court of Fulton County, Georgia, by its orders dated respectively December 17, 1919, April 20, 1929, October 22, 1929, October 15, 1943, November 22, 1943, October 17, 1947,
August 14, 1951, November 25, 1952, December 7, 1955, January 25, 1957, February 8, 1960, September 1, 1961, and January 26, 1965.

                                      2.

         At a duly held special meeting of the holders of the Common Stock of petitioner held on July 20, 1965, resolutions were adopted by such stockholders of petitioner by a vote of two-thirds (2/3) majority of the Common Stock of petitioner that the charter of petitioner be amended in the manner set forth in said resolutions, a duly certified copy of which is attached to this petition marked Exhibit XX and made a part of this petition and paragraph.

         WHEREFORE, petitioner prays that its charter be amended in the manner set forth in said resolutions and that an order of this Honorable Court be entered granting the prayers of this petition and so amending the charter of petitioner.




                                    /S/ Hansell, Post, Brandon & Dorsey
                                       --------------------------------
                                       HANSELL, POST, BRANDON & DORSEY
                                       Attorneys for ATLANTA GAS LIGHT COMPANY


Sixth Floor
First National Bank Building
Atlanta 3, Georgia
522-3553

                                  EXHIBIT "A"

     RESOLVED, by the Common Stockholders of Atlanta Gas Light Company, at a meeting duly and legally called, assembled and held, that the Charter, as amended, of Atlanta Gas Light Company be further amended by eliminating therefrom all of the provisions of Section 1.01, as amended, and inserting in lieu thereof a new Section 1.01 to read as follows:

        "Section 1.01. The maximum number of shares of Capital Stock of Atlanta Gas Light Company (hereinafter referred to as the "Company") authorized to be outstanding at any one time is as follows:

            5,000,000 shares of Common Stock of the par value of $5 per share,

            20,000 shares of 4 1/2% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4 1/2% Preferred Stock"),

            30,000 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"),

            30,000 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock"), and

            50,000 shares of 4.72% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.72% Preferred Stock").

        The preferences, voting powers, restrictions, limitations and qualifications of the different classes of Capital Stock shall be as follows:"

     RESOLVED, that the Charter, as amended, of Atlanta Gas Light Company be further amended by the addition of a new Section under Section 3 to be designated as Section 3.04 and to read as follows:

        "Section 3.04. 4.72% Preferred Stock.

(a)  Dividends.

     Out of any assets of the Company available for dividends, the holders of the 4.72% Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends at the rate of 4.72% per annum, and no more. Dividends declared shall be payable quarterly on March 1, June 1, September 1, and December 1 in each year, to stockholders of record on a date not more than 30 days prior to such payment date, as may be determined by the Board of Directors of the Company. Dividends on the 4.72% Preferred Stock shall be cumulative from and including the first day of the quarterly dividend period in which such shares shall be issued.

     So long as any shares of 4.72% Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 4.72% Preferred Stock and of any other class of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been of concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 4.72% Preferred Stock shall not bear interest.

(b)  Liquidation.

     In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 4.72% Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02.

(c) Redemption Provisions.

    The Company may at its option expressed by resolution of its Board of Directors redeem the 4.72% Preferred Stock in the manner provided in Section
4.03 (A) at any time or from time to time at $100 per share plus a premium of:

        $6.20 per share if redeemed prior to June 1, 1970;

        $5.00 per share if redeemed on June 1, 1970 or thereafter and prior to June 1, 1975;

        $3.80 per share if redeemed on June 1, 1975 or thereafter and prior to June 1, 1980; and

        $3.00 per share if redeemed on or after June 1, 1980; together in each case with accrued dividends.


(d) Purchase Fund.

    The 4.72% Preferred Stock shall be entitled to the benefits of a Purchase Fund as follows:

        The Company (unless prevented from so doing by any applicable restriction of law or contained in the Charter of the Company, as amended, or in any agreement now existing relating to indebtedness of the Company) will each year, beginning in 1968, so long as any shares of the 4.72% Preferred Stock are outstanding, make an offer (hereinafter called a "Purchase Offer") to the holders of shares of the 4.72% Preferred Stock to purchase on December 1 in each such year 1,000 shares (less the number of shares, if any, purchased for surrender in accordance with the provisions of the following paragraph) of said 4.72% Preferred Stock at prices up to but not exceeding $101.50 per share. The obligation of the Company to make annually the above-mentioned Purchase Offer and to purchase shares of the 4.72% Preferred Stock of the Company tendered for sale in accordance with the terms thereof, is hereinafter referred to as the "Purchase Fund Obligation."

    In addition to or in lieu of making a Purchase Offer, a Purchase Fund Obligation may also be satisfied in whole or in part by the purchase by the Company, if obtainable, at not exceeding $101.50 per share plus accrued dividends to the date of purchase and the surrender for cancellation to the Transfer Agent for the 4.72% Preferred Stock on or before December 1 in each such year of certificates for not more than 1,000 shares of said 4.72% Preferred Stock.

    Beginning on or prior to October 15, 1968 and on or prior to October 15 in each year thereafter, the Company shall furnish the Transfer Agent for the 4.72% Preferred Stock with a certificate signed by the President, or a Vice President, or the Treasurer, or an Assistant Treasurer of the Company stating (a) the number of shares of the 4.72% Preferred Stock, if any, purchased by the Company and to be surrendered on or prior to December 1 in such year, and that said shares had been purchased by the Company at prices not exceeding $101.50 per share plus accrued dividends to the date of purchase and (b) that the Company will make an offer to the holders of its outstanding 4.72% Preferred Stock to purchase a number of shares of the 4.72% Preferred Stock, if any, sufficient to satisfy the Purchase Fund Obligation (or the balance thereof as the case may be) for such year.

    If the certificate filed in any such year shall state that a Purchase Offer is to be made in such year, the Transfer Agent for the 4.72% Preferred Stock shall on or prior to November 1 of such year mail to the holders of record of the 4.72% Preferred Stock at the close of business on the day preceding such mailing a notice, in the name of the Company, that the Company will on December 1 of such year accept offers to sell the number of shares required to satisfy the Purchase Fund Obligation then due at prices not exceeding $101.50 per share. The Company may require, and in such event said notice shall specify, that each offer to sell shares of the 4.72% Preferred Stock shall be accompanied by the certificate or certificates for the shares so offered, together with evidence satisfactory to the Transfer Agent of the right of the holder of such shares to so sell the same to the Company.

    In any year in which a Purchase Offer is made, the Transfer Agent shall on December 1 of such year, on behalf of the Company, accept offers to sell shares of the 4.72% Preferred Stock received by it up to the full number of shares covered by the Purchase Offer upon such basis as will result in the lowest aggregate cost to the Company. The Transfer Agent shall accept offers made at the same price on a pro rata basis, as nearly a practicable. In the event any person whose offer is accepted shall thereafter fail to make good such offer said Transfer Agent shall to the extent possible accept in lieu thereof the best offer or offers, if any, theretofore received and not theretofore accepted.

     On or prior to December 1 in each year in which a Purchase Offer shall have been made, the Company shall surrender to the Transfer Agent for the 4.72% Preferred Stock, for cancellation, certificates for the number of shares of 4.72% Preferred Stock, if any, specified in the certificate for such year as having been purchased by the Company for surrender to the Transfer Agent and deposit with said Transfer Agent cash sufficient to purchase shares 4.72% Preferred Stock, if any, accepted for purchase pursuant to the Purchase Offer made in such year and thereafter shall deposit any additional funds required to carry out the Purchase Offer for such year. The Transfer Agent shall, on or before the next succeeding January 2, return to the Company any funds deposited with it and not used or required to purchase shares of the 4.72% Preferred Stock pursuant to the Purchase Offer for such year. The Purchase Fund Obligation in any year shall be deemed to be fully satisfied if the Company shall have complied with the provisions of this Section 3.04(d) notwithstanding that the total number of shares purchased by it shall be less than the total number of shares covered by the Company's Purchase Offer for that year because insufficient offers to sell were received by it.

     Purchase Fund Obligations shall be cumulative only to the extent that if in any year the Company fails to make and carry out a Purchase offer, if and to the extent a Purchase Offer is required to be made in such year, such failure shall be made good in the manner hereinafter set forth before any dividends shall be declared, paid upon, or set apart for any shares of Junior Stock or any sums applied to the purchase, redemption, or other retirement of Junior Stock. Any such failure may be made good at any time by the making and carrying out of a special offer (hereinafter called "Special Purchase Offer") to purchase at a price of $101.50 per share plus accrued dividends, if any, to the date of purchase, the number of shares of 4.72% Preferred Stock as to which failure exists and, to that end, the Company shall file with the Transfer a Agent certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company specifying a date, not less than 45 days after the date of filing of such certificate, on which offers to sell shares of the 4.72% Preferred Stock will be accepted. Special Purchase Offers shall otherwise be made and carried out on not less than 30 day's notice and in the same manner as hereinabove provided for Purchase Offers to be carried out on December 1.

     Shares of the 4.72% Preferred Stock purchased pursuant to any Purchase Offer, or Special Purchase Offer, or surrendered in whole or partial satisfaction of a Purchase Fund Obligation in any year, shall be cancelled and shall not be reissued as shares of said class.

(e)  Voting Powers and Other Rights.

     The holders of the 4.72% Preferred Stock shall have such voting powers and other rights and be subject to such restrictions and qualifications as are set forth in Sections 4 to 6 hereof, inclusive."

     RESOLVED, that the Charter, as amended, of Atlanta Gas Light Company be further amended by eliminating from Section 5.01 thereof the following: "subject to Sections 3.01(a), 3.02(a) and 4.06,", and inserting in lieu thereof the following: "subject to any applicable restrictions in Section 4 or Section 5 or elsewhere in this Charter contained,".

                                  CERTIFICATE
                                  -----------


            The undersigned, L. GEORGE FOLSOM, SECRETARY OF ATLANTA GAS LIGHT
                             --------- ------
COMPANY, certifies that the foregoing resolutions of the holders of the Common Stock of Atlanta Gas Light Company, to which this certificate is attached, were adopted at a special meeting of the holders of the Common Stock of Atlanta Gas Light Company held on the 20th day of July, 1995, notice of the purpose of said meeting having included a notice of the purpose to amend the charter of Atlanta Gas Light Company as set forth in said resolutions. As said meeting of such stockholders, the holders of more than two-thirds of the Common Stock of Atlanta Gas Light Company voted favorably for said resolutions.

            All as appears on the Minutes of said corporation.

            IN WITNESS WHEREOF, the undersigned, as Secretary of Atlanta Gas Light Company, has hereunto set his hand and affixed the seal of Atlanta Gas Light Company, this 20th day of July, 1965.
                    ----        ----

                                       /s/ L. George Folsom             (SEAL)
                                       ---------------------------------
                                       L. GEORGE FOLSOM
                                       SECRETARY OF ATLANTA GAS LIGHT COMPANY

                                     ORDER
                                     -----

            The foregoing petition of ATLANTA GAS LIGHT COMPANY to amend its charter was presented to this Court and examined.

            IT APPEARING to the Court that said petition is in accordance with the laws of the State of Georgia made and provided in said causes, that the holders of the Common Stock of Atlanta Gas Light Company duly adopted the resolutions attached to the petition as Exhibit "A" to authorize this amendment to its charter at a special meeting of such stockholders, notice of the purpose of the meeting to amend the charter having been duly and legally given, by a favorable vote for and consent to said amendment by the vote of the holders of more than two-thirds (2/3) of the Common Stock of Atlanta Gas Light Company and that all acts and things necessary or proper to effect such amendment to the charter of Atlanta Gas Light Company have been done and exist and said resolutions are found by the Court to be lawful and fully authorized.

            NOW, THEREFORE, IT IS CONSIDERED, ORDERED AND ADJUDGED that the charter of Atlanta Gas Light Company is amended as set forth in the foregoing petition and the resolutions of the holders of the Common Stock of Atlanta Gas Light Company attached thereto marked Exhibit "A".

            This 20th day of July, 1965.
                 ----        ----


                                       /s/ G. P. Whitman, Sr.
                                       ---------------------------------------
                                       JUDGE, SUPERIOR COURT, ATLANTA CIRCUIT

STATE OF GEORGIA:
COUNTY OF FULTON:

     TO THE SUPERIOR COURT OF SAID COUNTY AND STATE:

     NOW COME ATLANTA GAS LIGHT COMPANY and SAVANNAH GAS COMPANY, petitioners,
              -------------------------     --------------------
and respectfully show unto this Honorable Court the following:

                                      1.

     Atlanta Gas Light Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Fulton County, Georgia. Its charter was granted by an Act of the General Assembly of the State of Georgia, approved February 16, 1856, incorporating said corporation, as shown by the Public Acts of Georgia of 1855-6, page 420 et seq., to which reference is hereby made, as the charter and charter powers granted thereby have been amended by an Act of the General Assembly of the State of Georgia, approved October 14, 1889, as shown by the Public Acts of said State of 1888-9, page 1308 et seq., to which reference is hereby made, and by Orders of the Superior Court of Fulton County of the State of Georgia, dated December 17, 1919, April 20, 1929, October 22, 1929, and September 13, 1935, March 18, 1941 (granting a petition of Merger to the Georgia Public Utilities Company and Macon Gas Company into Atlanta Gas Light Company with Atlanta Gas Light Company as the continuing corporation), October 15, 1943, November 22, 1943, October 17, 1947, August 14, 1951, November 25, 1952, December 7, 1955, January 25, 1957, February 8, 1960, September 1, 1961, January 26, 1965 and July 20, 1965, respectively.

                                      2.

     Savannah Gas Company is a corporation organized and existing under the laws of the State of Georgia with its principal office in Chatham County, Georgia. The charter of Savannah Gas Company was granted to it under the name of Savannah-St. Augustine Gas Company by order of the Superior Court of Chatham County, Georgia, dated October 9, 1944. Its charter was amended on December 26, 1944 (granting a petition of merger of St. Augustine Gas Company with Savannah-St. Augustine Gas Company as the surviving corporation), December 21, 1945 (changing the name of the corporation to South Atlantic Gas Company), February 26, 1947, August 9, 1947, October 20, 1949, June 2, 1952 (granting a petition of merger of Trustees Garden Village Associates, Inc. and Trustees Garden Village, Inc. with South Atlantic Gas Company as the surviving corporation), June 2, 1952, August 17, 1953, June 15, 1955, December 12, 1955 and August 19, 1964 (which included changing the name of the corporation to Savannah Gas Company), respectively.

                                      3.

     On December 14, 1965, Atlanta Gas Light Company and Savannah Gas Company, petitioners herein, entered into a Joint Agreement of Merger signed by a majority of the directors of each of said corporations under the corporate names and seals of the respective corporations, a copy of said Joint Agreement of Merger being attached hereto marked Exhibit A, and made a part of this petition and paragraph. Under the provisions thereof, Atlanta Gas Light Company will be the resulting and continuing corporation, and the principal place of business of Atlanta Gas Light Company will continue to be located in Fulton County, Georgia.

                                      4.

     Notice of the time, place and object of a meeting of the stockholders of each of said corporations called separately for the purpose of voting upon said merger was given in accordance with the terms of the charters and by-laws of said corporations to each stockholder of record of each of said corporations, whether entitled to vote or not. At said separate meetings of the stockholders of said corporations said Joint Agreement of Merger was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of said Joint Agreement of Merger. At said meetings, the holders of 71.2% of the common stock of Atlanta Gas Light Company voted for the adoption of the said Joint Agreement of Merger, 33% of the common stock of Savannah Gas Company voted for the adoption of the said Joint Agreement of Merger, and 32.5% of the 5% Cumulative Preferred Stock of Savannah Gas Company voted for the adoption of the said Joint Agreement of Merger, those being the holders of the only stock entitled to exercise the voting power on the proposal to merge. Attached hereto marked Exhibits B and C respectively and made a part of this petition and paragraph are Certificates of the Secretary of the said Atlanta Gas Light Company and of the Secretary of the said Savannah Gas Company certifying that at respective separate meetings of the stockholders of the aforesaid corporations, the holders of the stock of each of said corporations entitled to exercise the voting power on the adoption or rejection of said Joint Agreement of Merger voted in favor of and for the adoption of said Joint Agreement of Merger in the percentages indicated thereon.

                                      5.

     This petition is presented to obtain an order of this Honorable Court merging Savannah Gas Company into Atlanta Gas Light Company so that the separate existence of Savannah Gas Company shall cease and Atlanta Gas Light Company shall continue as the continuing corporation in accordance with the aforesaid Joint Agreement of Merger under the laws of the State of Georgia.

     WHEREFORE, petitioners pray that this Honorable Court grant an order merging Atlanta Gas Light Company and Savannah Gas Company with the result that the existence of Atlanta Gas Light Company will continue and that Savannah Gas Company will be merged into Atlanta Gas Light Company as prayed for in this petition and in accordance with the laws of the State of Georgia and the Joint Agreement of Merger, and that your petitioners have such other and further relief as in the premises may seem proper.

                                        /s/ Hansell, Post, Brandon & Dorsey
                                      ---------------------------------------
                                          HANSELL, POST, BRANDON & DORSEY
                                       Attorneys for Atlanta Gas Light Company

Sixth Floor
First National Bank Building
Atlanta, Georgia  30303

                                         /s/ H. H. Hillyer, Jr.
                                        ---------------------------------
                                         H. H. HILLYER, JR.
                                         Attorney for Savannah Gas Company


                                         /s/ Joseph M. Oliver
                                        ---------------------------------
            Whitney Building             JOSEPH M. OLIVER,
            New Orleans 70130            Attorney for Savannah Gas Company


            Morel Building
            Savannah, Georgia.

                                  EXHIBIT  A


                           JOINT AGREEMENT OF MERGER

        JOINT AGREEMENT OF MERGER made and entered into by and between the Directors of ATLANTA GAS LIGHT COMPANY, a Georgia corporation, having its principal office in the City of Atlanta, Fulton County, Georgia, and the Directors of SAVANNAH GAS COMPANY, a Georgia corporation, having its principal office in the City of Savannah, County of Chatham, Georgia, and under the respective names and seals of said Corporations, under date of December 14, 1965.

        Whereas, the said two Corporations, parties hereto, are each organized under the laws of the State of Georgia, and neither of said Corporations is of a character for which Charters are granted only by the Secretary of Sate of Georgia, and

         Whereas, Atlanta Gas Light Company has issued and now has outstanding 3,783,138 shares of Common Stock of the par value of $5 per share, 21,900 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share, 20,000 shares of 41/2% Cumulative Preferred Stock of the par value of $100 per share, 20,100 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share, and 50,000 shares of 4.72% Cumulative Preferred Stock of the par value of $100 per share, and

        Whereas, Savannah Gas Company has issued and now has outstanding 538,000 shares of Common Stock of the par value of $2.50 per share and 10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share, and

        Whereas, the Boards of Directors of Atlanta Gas Light Company and of Savannah Gas Company desire that said two corporations merge into a single continuing corporation under and pursuant to the provisions of the laws of the State of Georgia for the purpose of securing greater efficiency and economy of management, operations and financing and for the general welfare of the said two corporations, their stockholders and their customers.

        Now Therefore, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, and for the purpose of prescribing the terms and conditions of the merger, and the mode of carrying the same into effect and of setting forth certain other provisions and matters pursuant to the laws of the State of Georgia or not inconsistent therewith, as prescribed by law or deemed necessary or proper by the Directors of said corporations parties hereto, the Directors of said two corporations under their respective corporate names and seals have agreed and do hereby agree as follows:

                                  ARTICLE I.

        Said Savannah Gas Company shall be and is hereby merged into said Atlanta Gas Light Company, which shall continue its existence as the continuing corporation into which said Savannah Gas Company is merged and which, as it shall exist as such continuing corporation after such merger shall have become effective under the laws of the State of Georgia, shall continue to have the name of Atlanta Gas Light Company and will be hereinafter sometimes called the
"Merged Company".   Nothing herein contained is intended to or shall be
construed as contemplating or resulting in the creation of a new corporation, it being expressly understood that said Atlanta Gas Light Company is and shall remain in existence as the corporation into which said Savannah Gas Company is merged.

                                  ARTICLE II.

     The principal place of business of the Merged Company in the State of Georgia shall be Fulton County in said State.

                                 ARTICLE III.

     The Charter of Atlanta Gas Light Company, as amended, shall be the charter of the Merged Company with such additional amendments thereto as are herein provided. The corporate identity, existence, rights, privileges, powers, franchises, good will and immunities and all and singular the property, real, personal and mixed, all debts due on whatever account, as well as all other things in action of or belonging to said Atlanta Gas Light Company, after the merger herein provided for shall have become effective under the laws of the State of Georgia and without further act or deed, shall continue to be possessed by or vested in the Merged Company unaffected and unimpaired by this Agreement. The separate existence of said Savannah Gas Company shall cease as soon as the merger herein provided for shall have become effective under the laws of the State of Georgia, and thereupon Savannah Gas Company and Atlanta Gas Light Company shall become a single continuing corporation, in accordance with the terms of this Agreement, namely, the Merged Company. Upon the merger becoming effective under the laws of the State of Georgia, the Merged Company shall possess all the rights, privileges, powers, franchises and immunities as well of a public as of a private nature, including, but not limited to, governmental licenses, consents, permits and grants issued by any political subdivision or governmental agency, except exemptions from taxation and except exemptions from special assessments for street paving or other special assessments, of each of said corporations; and all property, real, personal and mixed, and all debts due on whatever account, and all other things in action of or belonging to said Savannah Gas Company and Atlanta Gas Light Company shall be, by operation of law and without further act or deed, vested in the Merged Company; and all property, rights, privileges, powers, franchises and immunities, except exemption from taxation and except exemption from special assessments for street paving or other special assessments, and all and every other interest of said Savannah Gas Company and Atlanta Gas Light Company shall, by operation of law and without further act or deed, be as effectually the property of the Merged Company as they presently are of the said Savannah Gas Company and Atlanta Gas Light Company; and the title to all real estate, whether acquired by deed or otherwise, under the laws of this State vested in said Savannah Gas Company and Atlanta Gas Light Company shall not revert or be in any way impaired by reason hereof, provided that all rights of creditors and all liens on the property of said Savannah Gas Company and Atlanta Gas Light Company shall be preserved unimpaired, limited in lien to the property affected by such liens at the time the merger shall become effective as aforesaid, except as may otherwise be provided for under any existing indenture or indentures of mortgage of Atlanta Gas Light Company or Savannah Gas Company to Trustees and except that, subject to the prior liens of the indentures of mortgage of Savannah Gas Company, the lien of the indenture of mortgage of the Atlanta Gas Light Company may, to the extent contemplated thereby, attach to the property of Savannah Gas Company; and all and singular the debts, liabilities and duties of said Savannah Gas Company and Atlanta Gas Light Company shall thenceforth attach to the Merged Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred by it. Without, in any way, limiting the generality of the foregoing, the indebtedness to attach to the Merged Company as aforesaid shall include, in addition to the indebtedness of Atlanta Gas Light Company, the following indebtedness of Savannah Gas Company as of December 14, 1965, less any sinking fund payment or any other payments thereon subsequent to December 14, 1965, and prior to the effective date of the merger:

     (1) $1,330,000.00 principal amount of First Mortgage Bonds, 3 1/2% Series A due 1975, of South Atlantic Gas Company (by change of name the Savannah Gas Company), issued under and secured by Indenture of Mortgage and Deed of Trust from South Atlantic Gas Company to The Liberty National Bank & Trust Company of Savannah and Fred C. Allen, Trustees, dated as of December 1, 1950, (hereinafter called the "Original Mortgage");

     (2) $166,000.00 principal amount of First Mortgage Bonds, 4% Series B due 1977, of South Atlantic Gas Company (by change of name the Savannah Gas Company), issued under and secured by a Supplemental Indenture of Mortgage and Deed of Trust to the Original Mortgage from South Atlantic Gas Company to The Liberty National Bank & Trust Company of Savannah and Fred C. Allen, Trustees, dated as of April 1, 1952;

     (3) $198,000.00 principal amount of First Mortgage Bonds, 4% Series C due 1978, of South Atlantic Gas Company (by change of name the Savannah Gas Company), issued under and secured by Second Supplemental Indenture of Mortgage and Deed of Trust to the Original Mortgage from South Atlantic Gas Company to The Liberty National Bank & Trust Company of Savannah and Fred C. Allen, Trustees, dated as of October 1, 1953;

     (4) $861,000.00 principal amount of First Mortgage Bonds, 4 1/2% Series E due 1981, of South Atlantic Gas Company (by change of name the Savannah Gas Company), issued under and secured by Fourth Supplemental Indenture of Mortgage and Deed of Trust, to the Original Mortgage from South Atlantic Gas Company to The Liberty National Bank & Trust Company of Savannah and Fred C. Allen, Trustees, dated as of January 2, 1956;

     (5) $960,000.00 principal amount of First Mortgage Bonds, 4 3/4% Series G due 1988, of South Atlantic Gas Company (by change of name the Savannah Gas Company), issued under and secured by Eighth Supplemental Indenture of Mortgage and Deed of Trust to the Original Mortgage from South Atlantic Gas Company to The Liberty National Bank & Trust Company of Savannah, as Trustee, dated as of September 1, 1963;

     (6) $1,910,000.00 principal amount of First Mortgage Bonds, 4 3/4% Series H due 1990, of Savannah Gas Company, issued under and secured by Ninth Supplemental Indenture of Mortgage and Deed of Trust to the Original Mortgage from Savannah Gas Company to The Liberty National Bank & Trust Company of Savannah as Trustee, dated as of February 1, 1965;

     (7) $1,275,000.00 principal amount of General Mortgage Bonds, 5 1/4% Series A due 1978, of South Atlantic Gas Company (by change of name the Savannah Gas Company), issued under and secured by an Indenture of Mortgage and Deed of Trust from South Atlantic Gas Company to The First National Bank of Atlanta, as Trustee, dated as of January 2, 1958.

        Upon the merger herein provided for becoming effective under the laws of the State of Georgia, the Merged Company shall execute, acknowledge and deliver such supplemental indentures to the Trustees under the respective indentures of mortgage of Savannah Gas Company above mentioned, if any, as may be required pursuant to said indentures to provide for or evidence the assumption by the Merged Company of the respective obligations secured by said respective indentures of mortgage; but neither anything in this Agreement contained nor the execution and delivery of any such supplemental indenture shall be construed to extend or enlarge in any way the lien of any of said indentures unless provided for otherwise in the aforementioned indentures of mortgage.

                                  ARTICLE IV.

        The Merged Company, in addition to the powers conferred upon it by the laws of the State of Georgia, shall have the powers now granted to said Atlanta Gas Light Company under the Act of the General Assembly of the State of Georgia, approved February 16, 1856, incorporating said corporation, as shown by the Public Acts of Georgia of 1855-6, page 420 et seq., to which reference is hereby made, as the charter and charter powers granted thereby have been amended by an Act of the General Assembly of the State of Georgia, approved October 14, 1889, as shown by the Public Acts of said State of 1888-9, page 1398 et seq., to which reference is hereby made, and by Orders of the Superior Court of Fulton County of the State of Georgia, dated December 17, 1919, April 20, 1929, October 22, 1929, and September 13, 1935, March 18, 1941 (granting a petition of merger to the Georgia Public Utilities Company and Macon Gas Company into Atlanta Gas Light Company with Atlanta Gas Light Company as the continuing corporation and under which all the rights, privileges, powers, franchises and immunities of such Georgia Public Utilities Company and Macon Gas Company were vested in Atlanta Gas Light Company as the continuing corporation), October 15, 1943, November 22, 1943, October 17, 1947, August 14, 1951, November 25, 1952,
December 7, 1955, January 25, 1957, February 8, 1960, September 1, 1961, January 26, 1965 and July 20, 1965, respectively, each duly recorded on the minutes of the Superior Court of said County and in the Charter Books in the Clerk's office of the Superior Court of said County, to which reference is hereby made as though they were a part hereof, and further, to the extent that the same are not a limitation of or inconsistent with the foregoing powers, or with the charter of Atlanta Gas Light Company which shall be the charter of the Merged Company, the Merged Company shall also have the powers heretofore granted to Savannah Gas Company under the powers, franchises, rights, privileges and immunities granted to Savannah Gas Company under Orders of the Superior Court of Chatham County of the State of Georgia dated October 9, 1944 (incorporating the Savannah-St. Augustine Gas Company), December 26, 1944 (granted a petition of merger of St. Augustine Gas Company with Savannah-St. Augustine Gas Company as the surviving corporation), December 21, 1945 (changing the name of the corporation to South Atlantic Gas Company), February 26, 1947, August 9, 1947, October 20, 1949, June 2, 1952 (granting a petition of merger of Trustees Garden Village Associates, Inc. and Trustees Garden Village, Inc. with South Atlantic Gas Company as the surviving corporation), August 17, 1953, June 15, 1955, December 12, 1955 and August 19, 1964 (which included changing the name of the corporation to Savannah Gas Company), respectively, each duly recorded on the minutes of the Superior Court of said County, and in the Charter Books in the Clerk's office of the Superior Court of said County, to which reference is hereby made as though they were a part hereof, as well as any powers, franchises, rights, privileges and im-munities granted by the legislature of the State of Georgia and now vested in Savannah Gas Company including, but not limited to, those granted under the Act of the General Assembly of the State of Georgia approved December 14, 1849, incorporating Savannah Gas Company, as shown by the Public Acts of Georgia of 1849-50, p. 194 et seq., to which reference is hereby made, and under the Act of the General Assembly of said State, approved March 3, 1875, incorporating Mutual Gas Light Company of Savannah, Georgia, as shown by the Public Acts of Georgia of 1875, p. 193 et seq., to which reference is hereby made.

                                   ARTICLE V.

     The maximum number of shares of capital stock of the Merged Company authorized to be outstanding at any one time is as follows:

     6,000,000 shares of Common Stock of the par value of $5 per share,

     21,900 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock"),

     20,000 shares of 4 1/2% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4 1/2% Preferred Stock"),

     20,100 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"),

     50,000 shares of 4.72% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the and 4.72% Preferred Stock"),

     10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "5% Preferred Stock").


     The designations, preferences, voting powers, restrictions, limitations and qualifications of the several classes of Preferred Stock and of the Common Stock of the Merged Company shall be as set forth in the applicable provisions of the Charter of Atlanta Gas Light Company, as amended, and as may be fixed by applicable statutory provisions; provided, however, that no share of any such class of Preferred Stock shall be issued in violation of the terms of any other class or shares of Preferred Stock issued by the Merged Company and then outstanding.

     The 5% Preferred Stock of the Merged Company shall have the same general rights and preferences and shall rank on a parity with the other classes of Preferred Stock of the Merged Company but shall have the following specific rights and preferences:

     (a) Dividends. Out of any assets of the Merged Company available for dividends, the holders of the 5% Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends at the rate of 5% per annum, and no more. Dividends declared shall be payable quarterly on March 1, June 1, September 1 and December 1 in each year, to stockholders of record on a date not more than 30 days prior to such payment date, as may be determined by the Board of Directors of the Merged Company. Dividends on the 5% Preferred Stock shall be cumulative from and including January 1, 1966, provided however no dividends shall accumulate on the 5% Cumulative Preferred Stock of Savannah Gas Company after December 31, 1965.

     So long as any shares of 5% Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 5% Preferred Stock and of any other class of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend periods shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 5% Preferred Stock shall not bear interest.

       (b) Liquidation. In the event of any liquidation, dissolution or winding up of the Merged Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 5% Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02 of the Charter of Atlanta Gas Light Company, as amended.

       (c) Redemption Provisions. The Merged Company may at its option expressed by resolution of its Board of Directors redeem the 5% Preferred Stock in the manner provided in Section 4.03(A) of the Charter of Atlanta Gas Light Company, as amended, at any time or from time to time at $105 per share plus accrued dividends.

      (d) Voting Powers and Other Rights. The holders of the 5% Preferred Stock shall have such voting power and other rights and be subject to such restrictions and qualifications, as are set forth in Sections 4 to 6, inclusive of the Charter of Atlanta Gas Light Company, as amended.

     Each share of the Common Stock of the Merged Company when the merger herein provided for shall become effective under the laws of the State of Georgia or which may thereafter be issued shall be on equality one with the other in the amount of its par value and as to preferences, voting powers, restrictions, limitations or qualifications.

                                  ARTICLE VI.

     The number of shares of capital stock with which the Merged Company will begin business and the classes of such stock shall be:

     4,123,413 shares of Common Stock, $5 par value, 21,900 shares 4.44% Cumulative Preferred Stock, $100 par value, 20,000 shares 4 1/2% Cumulative Preferred Stock, $100 par value, 20,100 shares 4.60% Cumulative Preferred Stock, $100 par value, 50,000 shares 4.72% Cumulative Preferred Stock, $100 par value, 10,000 shares 5% Cumulative Preferred Stock, $100 par value.

     The above numbers of shares will be reduced by the number of shares of any such stock the appraisal of and payments for which is demanded in the manner provided by law.

     Upon the merger herein provided for becoming effective under the laws of the State of Georgia, the issued and outstanding shares of Common and Preferred Stock of Atlanta Gas Light Company shall thereupon be stock of the Merged Company and the issued and outstanding shares of Common and Preferred Stock of Savannah Gas Company shall thereupon become and be converted into stock of the Merged Company in the manner and upon the terms hereinafter set forth:

         The shares of each class of Cumulative Preferred Stock of said Atlanta Gas Light Company outstanding on the date when the merger shall become effective, less the number of shares thereof, payment and appraisal of which shall be demanded in the manner provided by law, shall continue unchanged as and be a like number of shares of the same class of the Cumulative Preferred Stock of the Merged Company.

         The 3,783,138 shares of Common Stock, of the par value of $5 per share, of said Atlanta Gas Light Company to be outstanding at said date, less the number of shares thereof, payment and appraisal which shall be determined in the manner provided by law, shall continue unchanged, as and be a like number of shares of the Common Stock of the par value of $5 per share of the Merged Company;

         The 10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share of said Savannah Gas Company, to be outstanding at said date, less the number of shares thereof, payment and appraisal of which shall be demanded in the manner provided by law, shall thereupon become and be converted into shares of 5% Cumulative Preferred Stock of the par value of $100 per share of the Merged Company.

         The 538,000 shares of the Common Stock, with a par value of $2.50 per share, of said Savannah Gas Company, to be outstanding at said date, less the number of shares thereof owned by Atlanta Gas Light Company and less the number of shares thereof, payment and appraisal of which shall be demanded in the manner provided by law, shall thereupon become and be converted into shares of the Common Stock of the par value of $5 per share of the Merged Company. All of the shares of Common Stock of Savannah Gas Company owned by Atlanta Gas Light Company on the effective date of the merger shall be surrendered and cancelled.

    The basis for the conversion of shares (which is believed to be fair and equitable, taking all relevant factors into consideration) is that all of Savannah Gas Company's presently outstanding $2.50 par value Common Stock shall be converted into $5 par value Common Stock of the Merged Company at the rate of thirteen (13) shares of such Common Stock of the Merged Company for each twenty
(20) shares of Common Stock of Savannah Gas Company. The basis for the conversion of the shares of 5% Cumulative Preferred Stock with a par value of $100 per share of Savannah Gas Company into the shares of 5% Cumulative Preferred Stock with a par value of $100 per share of the Merged Company shall be at the rate of one (1) share of such 5% Cumulative Preferred Stock of Savannah Gas Company for each one (1) share of 5% Cumulative Preferred Stock of the Merged Company.

    Since the said Atlanta Gas Light Company will continue as the Merged Company, the certificates representing all the outstanding shares of each class of its Preferred Stock and the outstanding shares of its Common Stock, other than any shares of such stock, payment and ap-praisal of which shall have been demanded in the manner provided by law, shall continue to represent shares of said Preferred Stock and Common Stock, respectively, of the Merged Company after the merger herein provided for shall have become effective as aforesaid and no surrender or exchange of such certificates by the holders thereof shall be necessary.

     Upon the merger becoming effective under the laws of the State of Georgia, a certificate or certificates representing shares of 5% Cumulative Preferred Stock of said Savannah Gas Company may at any time thereafter be surrendered, duly endorsed in blank or accompanied by a stock power duly endorsed in blank (if required by the Merged Company), in exchange for a certificate or certificates representing an equal number of shares of 5% Cumulative Preferred Stock with a par value of $100 per share of the Merged Company, and a certificate or certificates representing shares of Common Stock of said Savannah Gas Company may also at any time thereafter be surrendered, duly endorsed in blank or accompanied by a stock power duly endorsed in blank (if required by the Merged Company) in exchange for a certificate or certificates representing the number of shares of Common Stock of the par value of $5 per share of the Merged Company to which the surrendering party is entitled under the terms hereof.

     The Merged Company will not issue fractional shares of its Common Stock, but there shall be deposited by the Merged Company with The First National Bank of Atlanta as agent for the Stockholders of Savannah Gas Company, a number of shares of Common Stock of the Merged Company equal to the aggregate number of fractional shares which would be issued but for this provision, to be held by said Bank as agent for the stockholders of Savannah Gas Company who would be entitled to receive a fractional share but for this provision, for the purpose of matching and combining fractional interests in such shares into whole interests, or the purchase and sale of such fractional interests among stockholders of Savannah Gas Company and the sale, on behalf of, and as agent for, such stockholders of such number of fractional or whole interests as may be necessary to adjust for any remaining fractional interests after such matching. In the event said Bank has not received from any such stockholder of Savannah Gas Company on or before 60 days following the date of the merger, notice that such stockholder of Savannah Gas Company desires said Bank to purchase on his behalf a fractional interest sufficient, when added to the fractional share already held in his behalf, to equal one whole share, then said Bank shall sell for cash such stockholder's interest in the fractional share held by said Bank on his behalf, and shall remit the proceeds thereof to such stockholder. Such fractional interests shall not be transferable except as hereinabove set forth. Any proceeds of such sale not claimed within a period of two (2) years from the date of such sale shall be paid to the Merged Company, after which the stockholder entitled thereto shall look only to the Merged Company for the repayment thereof, without interest. After the effective date of the merger, any Common Stock of Savannah Gas Company which has not been converted into Common Stock of the Merged Company shall have no further right to vote, nor to receive dividends. In addition, after the effective date of the merger, any 5% Cumulative Preferred Stock of Savannah Gas Company which has not been converted into 5% Cumulative Preferred Stock of the Merged Company shall have no further right to vote, nor to receive dividends.

                                 ARTICLE VII.

     The by-laws, officers and directors of the Merged Company shall be the same as those of Atlanta Gas Light Company as of the effective date of the merger.

                                 ARTICLE VIII.

        Both Atlanta Gas Light Company and Savannah Gas Company agree to take, or cause to be taken, any and all action as might be necessary or appropriate to carry out the intent and purposes of this Agreement of Merger.

                                  ARTICLE IX.

        This Agreement of Merger shall be submitted for approval to the stockholders of both Atlanta Gas Light Company and Savannah Gas Company at a meeting of each corporation to be called in accordance with law and under and pursuant to the by-laws of each of the respective corporations. Upon approval by the requisite number of stockholders, a petition shall be prepared and presented to the Superior Court of Fulton County, Georgia, requesting that Savannah Gas Company be merged into Atlanta Gas Light Company in accordance with the terms hereof.

        IN WITNESS WHEREOF, Atlanta Gas Light Company has caused this Agreement to be executed on its behalf by its President and by a majority of its Board of Directors, and Savannah Gas Company has caused the same to be executed on its behalf by its President and by a majority of its Board of Directors, and each has caused its corporate seal to be affixed hereto and the same to be attested by its Secretary or by its Assistant Secretary, as of the day and year first above written.

                                  Atlanta Gas Light Company

                                  By s/ W. L. LEE
                                  ---------------------------------------------
                                                                 President

/s/ R. O. ARNOLD                  /s/ HENRY J. MILLER
------------------------------    ---------------------------------------------
/s/ CALDER B. CLAY                 /s/ ALLEN POST
------------------------------    ---------------------------------------------
/s/ R. H. DOBBS, JR.               /s/ GEO. A. SANCKEN
------------------------------    ---------------------------------------------
/s/ HARRISON JONES                 /s/ ROBERT P. SHAPPARD, JR.
------------------------------    ---------------------------------------------
/s/ W.L. LEE                       /s/ FREEMAN STRICKLAND
------------------------------    ---------------------------------------------
                                   /s/ R. G. TABER
                                  ---------------------------------------------
[Corporate Seal]

ATTEST:                            A Majority of the Board of Directors of
s/ L. G. FOLSOM                          Atlanta Gas Light Company.
------------------------------
                 Secretary.

                                       SAVANNAH GAS COMPANY

                                       By /s/ H. HANSELL HILLYER
                                         -----------------------------
                                                         President

  /s/ FRANK BARRAGAN, JR.                /s/ THOS. M. JOHNSON
-----------------------------          -------------------------------

  /s/ WALTER E. BENFIELD, JR.            /s/ JOSEPH M. OLIVER
-----------------------------          -------------------------------

  /s/ J. E. CAY, JR.                     /s/ CLARENCE. B REINSCHMIDT
-----------------------------          -------------------------------

  /s/ W. B. DAVIS                        /s/ TERRELL T. TUTEN
-----------------------------          -------------------------------

  /s/ GRANGER HANSELL
-----------------------------          -------------------------------

  /s/ H. HANSELL HILLYER
-----------------------------          -------------------------------

  /s/ H. H. HILLYER, JR.
-----------------------------          -------------------------------

         A Majority of the Board of Directors of Savannah Gas Company.

[Corporate Seal]

ATTEST:

  /s/ W. B. DAVIS
-----------------------------
                    Secretary.

                                   EXHIBIT B
                                   ---------

                           Certificate of Secretary

                                      of

                           ATLANTA GAS LIGHT COMPANY

     The undersigned, L. G. FOLSOM, Secretary of Atlanta Gas Light Company, a Georgia corporation, hereby certifies that the Joint Agreement of Merger, dated as of December 14, 1965, to which this certificate is attached, is the Agreement which has been submitted to the stockholders of record of said corporation at a meeting thereof called separately for the purpose of voting upon the proposed merger provided for in said Joint Agreement of Merger and held on the 25th day of January, 1966; that notice of the time, place and object of said meeting was given in accordance with the terms of the charter and bylaws of said corporation to each stockholder of record of such corporation. Whether entitled to vote or not; that at said meeting said Joint Agreement of Merger was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same.

     The undersigned, as such Secretary of said corporation, hereby further certifies that at said meeting of the stockholders of said Atlanta Gas Light Company held on January 25, 1955. 71.2% of the holders of the common stock of Atlanta Gas Light Company, which is the only stock of said corporation entitled to exercise voting power on the proposal to merge Savannah Gas Company into Atlanta Gas Light Company, voted for the adoption of said Joint Agreement of Merger.

     IN WITNESS WHEREOF, the undersigned, as Secretary of said Atlanta Gas Light Company has hereunto set his hand and affixed the seal of said corporation, this 27th day of January, 1966.


                                         /s/ L. G. Folsom
                                     ----------------------------------------
                                     Secretary of Atlanta Gas Light Company

[SEAL]

                                   EXHIBIT C
                                   ---------

                           Certificate of Secretary

                                      of

                             SAVANNAH GAS COMPANY

     The undersigned, W. B. DAVIS, Secretary of Savannah Gas Company, a Georgia corporation, hereby certifies that the Joint Agreement of Merger, dated as of December 14, 1965, to which this certificate is attached, is the Agreement which has been submitted to the stockholders of record of said corporation at a meeting thereof called separately for the purpose of voting upon the proposed merger provided for in said Joint Agreement of Merger and held on the 25th day of January, 1966; that notice of the time, place and object of said meeting was given in accordance with the terms of the charter and bylaws of said corporation to each stockholder of record of such corporation, whether entitled to vote or not; that at said meeting said Joint Agreement of Merger was considered and a vote by ballot, in person or by proxy, was taken for the adoption or rejection of the same.

     The undersigned, as such Secretary of said corporation hereby further certifies that at said meeting of the stockholders of said Savannah Gas Company held on January 25, 1966, 33% of the holders of the common stock of Savannah Gas Company and 82.5% of the holders of the 5% Cumulative Preferred Stock of Savannah Gas Company, which are the only stockholders of said corporation entitled to exercise voting power on the proposal to merge Savannah Gas Company into Atlanta Gas Light Company, voted for the adoption of said Joint Agreement of Merger.

     IN WITNESS WHEREOF, the undersigned, as Secretary of said Savannah Gas Company has hereunto set his hand and affixed the seal of said corporation, this 25th day of January, 1966.



                                       /s/ W. B. Davis
                                  ------------------------------------------
                                  Secretary of Savannah Gas Company


(Seal)

                                     ORDER
                                     -----

     The foregoing petition of Atlanta Gas Light Company and Savannah Gas Company for the merger of said corporations under the laws of the State of Georgia having been presented to this Court and examined, and

     IT APPEARING to this Court that said petition is in accordance with the laws of the State of Georgia, that the Joint Agreement of Merger has been duly entered into by a majority of the Board of Directors of both corporations, that meetings of the stockholders of each of said corporations called separately for the purpose of voting upon said merger were held, of which meetings notice of the time, place and purpose thereof were given in accordance with the charter and by-laws of the said corporations to each stockholder of record, whether entitled to vote or not, that at said meetings said Joint Agreement of Merger was considered and a majority of the holders of each class of said stock of said corporations entitled to exercise the voting power on the proposal to merge voted for the adoption of the said Joint Agreement of Merger, and the Secretaries of both corporations have so certified under the seals of their respective corporations, and that all acts and things necessary or proper to effect the merger of both corporations in accordance with said Joint Agreement of Merger and with the law have been done;

     NOW, THEREFORE, IT IS ORDERED AND DECREED, that Atlanta Gas Light Company and Savannah Gas Company are hereby merged in accordance with and under the terms and conditions of the foregoing petition, the Joint Agreement of Merger dated as of December 14, 1965, between said corporations and the laws of the State of Georgia, with the result that the separate existence of Savannah Gas Company shall cease and it shall be merged into Atlanta Gas Light Company with Atlanta Gas Light Company as the continuing corporation in accordance with said Joint Agreement of Merger and the laws of the State of Georgia.

     This 31st day of January, 1966.
          ----        -------


                                         /s/ Sam Phillips McKenzie
                                        --------------------------------------
                                        JUDGE, FULTON SUPERIOR COURT


FILED IN OFFICE THIS THE
31 DAY OF JANUARY, 1966
--        -------    --

D.M. Callaway
--------------------------
Deputy Clerk

                    IN THE SUPERIOR COURT OF FULTON COUNTY
                               STATE OF GEORGIA

GEORGIA

FULTON COUNTY

     The Petition of Atlanta Gas Light Company, Petitioner, shows the Court as follows:

     The Articles of Amendment of Atlanta Gas Light Company, executed by the President and attested by the Secretary, are attached hereto.

     WHEREFORE, Petitioner prays that the Articles of Amendment of Atlanta Gas Light Company be granted.

                                          /s/ Allen Post
                                          --------------------------------------
                                          ALLEN POST

                                          /s/ Albert G. Norman, Jr.
                                          --------------------------------------
                                          ALBERT G. NORMAN, JR.


                                          For Hansell, Post, Brandon & Dorsey
                                          Attorneys for Petitioner, Atlanta
                                          Gas Light Company

3300 First National Bank Tower
Atlanta, Georgia 30303

522-3558

                             ARTICLES OF AMENDMENT

      Pursuant to the provisions of the Georgia Business Corporation Code and in particular Section 22-904 thereof, Atlanta Gas Light Company, a corporation organized and existing under the laws of the State of Georgia with its registered office in Fulton County, Georgia, adopts the following Articles of Amendment to its Articles of Incorporation (Charter):

                                      I.

      The name of the corporation is Atlanta Gas Light Company.
                                      II.

      (a) The following amendment of the Articles of Incorporation (Charter) was adopted by the shareholders of the corporation of February 6, 1970, in the manner prescribed by the Georgia Business Corporation Code:
           Section 1.01 of the Articles of Incorporation (Charter) of the corporation was amended to read as follows:
           "Section 1.01. The maximum number of shares of capital stock of Atlanta Gas Light Company (hereinafter referred to as the "Company") authorized to be outstanding at any one time is as follows:
                  6,000,000 shares of Common Stock of the par value of $5 per share,
                  21,900 shares of 4.44% Cumulative Preferred
                  Stock of the par value of $100 per share
                  (hereinafter referred to as the "4.44%
                  Preferred Stock"),
                  20,000 shares of 4-1/2% Cumulative Preferred
                  Stock of the par value of $100 per share
                  (hereinafter referred to as the "4-1/2%
                  Preferred Stock"),

                    20,100 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"),

                    50,000 shares of 4.72% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.72% Preferred Stock"),

                    10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "5% Preferred Stock"), and

                    100,000 shares of Cumulative Preferred Stock of the par value of $100 per share.

               "The designations, preferences, voting powers, restrictions, limitations and qualifications of the several classes of Stock of Atlanta Gas Light Company shall be as set forth in the applicable provisions of this Charter (or Articles of Incorporation) as amended, or as may be fixed by applicable statutory provisions, or as may from time to time be lawfully provided by resolution of the Board of Directors of the Company, provided, however, that no share of any such class or series of Preferred Stock shall be issued in violation of the terms of any other class or series of Preferred Stock then outstanding."

               And Section 3 of the Articles of Incorporation (Charter) was amended by the addition of a new section to be designated Section 3.05 to read as follows:

               "Section 3.05 - Shares of Preferred or Special Class in Series:
               "The shares of any Preferred or special class may be divided into and issued in series. If the shares of any such class are to be issued in series, then each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Any or all of the series of any such class and the variations in the relative rights and preferences as between different series may be fixed and determined by this Charter (or Articles of Incorporation) as amended, but all shares of the same class shall be identical except as to the following relative rights and preferences, as to which there may be variations between different series:

                    "(1)  The rate of dividend and the date from which dividends shall be accumulated.

                    "(2)  Whether shares can be redeemed and, if so, the
               redemption price and the terms and conditions of redemption.

                    "(3)  The amount payable upon shares in event of voluntary and involuntary liquidation.

                    "(4)  Purchase, retirement or sinking fund provisions, if
               any, for the redemption or purchase of shares.

                    "(5)  The terms and conditions, if any, on which shares may be converted.

                    "(6)  Whether or not shares have voting rights, and the
               extent of such voting rights, if any.

               "To the extent that this Charter (or Articles of Incorporation) as amended, shall not have established series and fixed and determined the variations in the relative rights and preferences as between series, the Board of Directors is hereby expressly authorized and empowered to divide any or all of such classes into series, and within the limitations set forth in the laws of Georgia and in this Charter (or Articles of Incorporation) to fix and determine the relative rights and preferences of the shares of any series so established. In order for the Board of Directors to establish a series, the Board of Directors shall adopt a resolution setting forth the designation of the series and fixing and determining the relative rights and preferences thereof, or so much thereof as shall not be fixed and determined by the Charter (or Articles of Incorporation); provided, however, that nothing in this section shall be construed to authorize the Board of Directors, after shares have been issued, to make any change in the designations, preferences, limitations, and relative rights of such shares. The Board of Directors may also provide for the issue, sale and distribution of any authorized but unissued shares of any such preferred or special class of stock."

               (b) The shareholder vote required to adopt such amendment was the affirmative vote of the holders of a majority of the shares of the Common Stock of the corporation entitled to vote.

               (c) The number of shares of Common Stock of the corporation outstanding and entitled to vote was 4,123,413.

               (d) The vote for such amendment was 3,036,770 shares of the Common Stock of the corporation entitled to vote.

                                     III.

   (a) The following amendment of the Articles of Incorporation (Charter) was adopted by the shareholders of the corporation on February 6, 1970, in the manner prescribed by the Georgia Business Corporation Code:

              "That certain amendments to the Charter of the Company made by order of the Superior Court of Fulton County, Georgia, entered on the 20th day of April, 1929 is stricken in its entirety, and the Company has, and shall have, the power described in that certain Act of the General Assembly of the State of Georgia approved October 14, 1889 (1888-89 Ga. Laws 1398, 1399), to make, sell and furnish electricity for any and all uses to which the same may be put advantageously, and the power to lay pipes and conduits, to erect poles and run wires either above or below the surface of the streets, roads and highways as may be desirable in each case for the purpose of furnishing electricity, and the power to maintain and repair its pipes, conduits, poles, wires and appurtenances for the purpose of furnishing electricity."

              And the following was added to the Articles of Incorporation (Charter) of the corporation:

              "The Company shall have the power to make, sell, furnish, distribute or otherwise deal with liquefied petroleum gas, bottled gas, steam, hot water, chilled water and any other gas, liquid, fuel, energy, agency, substance, matter or material which can be furnished, delivered or carried by means of pipes, ducts or conduits or by the use of movable containers. In addition to any powers, privileges and rights which the Company may have under the laws of the State of Georgia or elsewhere in this Charter (Articles of Incorporation) as amended from time to time, the Company shall also have the power to perform any lawful act connected with any purpose, authority, power, right, business or action which it may lawfully exercise or engage in".

     (b) The shareholder vote required to adopt such amendment was the affirmative vote of the holders of a majority of the shares of the Common Stock of the corporation entitled to vote.

     (c) The number of shares of Common Stock of the corporation outstanding and entitled to vote was 4,123,413.

     (d) The vote for such amendment was 3,078,656 shares of the Common Stock of the corporation entitled to vote.

     IN WITNESS WHEREOF, ATLANTA GAS LIGHT COMPANY has caused these Articles of Amendment to be executed and its corporate seal to be affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 9th day of February, 1970.

                                        ATLANTA GAS LIGHT COMPANY



                                        By
                                          -----------------------
                                                 President


ATTEST:

(Corporate Seal)


[SIGNATURE APPEARS HERE]
----------------------------
         Secretary

                                   O R D E R
                                   ---------

        The foregoing Articles of Amendment of Atlanta Gas Light Company having been presented to and examined by the undersigned Judge of the Superior Court of Fulton County, Georgia, they are found to be lawful, and

        It is hereby ordered and declared that said amendments and said Articles of Amendment of Atlanta Gas Light Company be, and the same are hereby, granted.

        This 10th day of February, 1970.



                                    [SIGNATURE APPEARS HERE]
                                    ----------------------------------
                                    Judge, Superior Court of Fulton
                                                County, Georgia

                           ATLANTA GAS LIGHT COMPANY

                               ----------------

           CERTIFICATE OF DESIGNATION OF A SERIES OF CUMULATIVE PRE-
             FERRED STOCK AS 8.32% CUMULATIVE PREFERRED STOCK AND
           FIXING DIVIDEND AND OTHER PREFERENCES AND RIGHTS OF SUCH
                  SERIES BY RESOLUTION OF BOARD OF DIRECTORS

         Pursuant to the Provisions of Section 22-502 of the Georgia
                           Business Corporation Code

                               ----------------

     We, the undersigned, W. L. LEE and L. G. FOLSOM, President and Secretary, respectively, of Atlanta Gas Light Company, a corporation organized and existing under the laws of the State of Georgia (hereinafter sometimes referred to as the Company), DO HEREBY CERTIFY as follows:

     FIRST: That the Board of Directors of the Company, pursuant to authority expressly vested in it by the provisions of the Charter (Articles of Incorporation), as amended, has, at a meeting of said Board, duly convened and held on the 7th day of June, 1971, at which meeting a quorum for the transaction of business was present and acting throughout, duly adopted the following preamble and resolution:

          "WHEREAS, the Common Stockholders of Atlanta Gas Light Company, at a meeting duly and legally held on February 6, 1970, granted to this Board of Directors the authority to establish and designate series of the authorized but unissued Cumulative Preferred Stock and to fix and determine the relative rights and preferences thereof within the limitations set forth in the laws of Georgia and in the Charter of this Company and to issue, sell and distribute a series so established,

          "NOW, THEREFORE, BE IT

          "RESOLVED, that, as contemplated by Section 3.05 of the Charter, a series of Cumulative Preferred Stock of the par value of $100 per share of Atlanta Gas Light Company be designated as "8.32% Cumulative Preferred Stock" and that 80,000 shares of the heretofore authorized but unissued shares of Cumulative Preferred Stock be issued as shares of the 8.32% Cumulative Preferred Stock (hereinafter referred to as the 8.32% Preferred Stock) with the following rights, preferences, voting powers, restrictions, limitations and qualifications:

     (1)  Dividends.

          Out of any assets of the Company available for dividends, the holders of the 8.32% Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends at the rate of 8.32% per annum on the par value thereof, and no more. Dividends declared shall be payable quarterly on March 1, June 1, September 1 and December 1 in each year, to stockholders of record on a date not more than 30 days prior to such payment date, as may be determined by the Board of Directors of the Company. Dividends on the 8.32% Preferred Stock shall be cumulative from and including the first day of the quarterly dividend period in which such shares shall be issued.

          So long as any shares of 8.32% Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 8.32% Preferred Stock and of any other class or series of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 8.32% Preferred Stock shall not bear interest.

(2) Liquidation

    In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 8.32% Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02 of the Charter of the Company as amended.

(3) Redemption Provisions.

    The Company may at its option expressed by resolution of its Board of Directors redeem the 8.32% Preferred Stock in the manner provided in Section
4.03 (A) of the Charter of the Company, as amended, at any time or from time to time at $100 per share plus a premium of:

    $8.32 per share if redeemed prior to June 1, 1976;
    $6.24 per share if redeemed on June 1, 1976 or thereafter and prior to June 1, 1981;
    $4.16 per share if redeemed on June 1, 1981 or thereafter and prior to June 1, 1986; and
    $2.08 per share if redeemed on or after June 1, 1986;

together in each case with accrued dividends; provided, however, that no such redemption of shares of 8.32% Preferred Stock pursuant to the aforementioned option shall be made prior to June 1, 1976, directly or indirectly as a part of, or in anticipation of, any refunding operation involving the incurring of indebtedness by the Company, or through the issuance of capital stock ranking equally with or prior to the 8.32% Preferred Stock as to dividends or assets, if such indebtedness has an effective interest cost to the Company (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted in connection with indebtedness being incurred in such refunding operation ), or such stock has an effective dividend cost to the Company (so calculated) of less than 8.44%.

(4) Purchase Fund.

    The 8.32% Preferred Stock shall be entitled to the benefits of a Purchase Fund as follows:

    The Company (unless prevented from so doing by any applicable restriction of law or contained in the Charter of the Company, as amended) will each year, beginning in 1974, so long as any shares of the 8.32% Preferred Stock are outstanding, make an offer (hereinafter called a "Purchase Offer") to the holders of shares of the 8.32% Preferred Stock to purchase on June 1 in each such year 1,600 shares (less the number of shares, if any, purchased for surrender in accordance with the provisions of the following paragraph) of said 8.32% Preferred Stock at prices up to but not exceeding $100 per share. The obligation of the Company to make annually the above-mentioned Purchase Offer and to purchase shares of the 8.32% Preferred Stock of the Company tendered for sale in accordance with the terms thereof, is hereinafter referred to as the "Purchase Fund Obligation."

    In addition to or in lieu of making a Purchase Offer, a Purchase Fund Obligation may also be satisfied in whole or in part by the purchase by the Company, if obtainable, at not exceeding $100 per share plus accrued dividends to the date of purchase and the surrender for cancellation to the Transfer Agent for the 8.32% Preferred Stock on or before June 1 in each such year of certificates for not more than 1,600 shares of said 8.32% Preferred Stock.

    Beginning on or prior to April 15, 1974 and on or prior to April 15 in each year thereafter, the Company shall furnish the Transfer Agent for the 8.32% Preferred Stock with a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company stating (a) the number of shares of 8.32% Preferred Stock, if any, purchased by the Company and to be surrendered on or prior to June 1 in such year, and that said shares had been purchased by the company at prices not exceeding $100 per share plus accrued dividends to the date of purchase and (b) that the Company will make an offer to the holders of its outstanding 8.32% Preferred Stock to purchase a number of shares of the 8.32% Preferred Stock, if any, sufficient to satisfy the Purchase Fund Obligation (or the balance thereof as the case may be) for such year.

   If the certificate filed in any such year shall state that a Purchase Offer is to be made in such year, the Transfer Agent for the 8.32% Preferred Stock shall on or prior to May 1 of such year mail to the holders of record of the 8.32% Preferred Stock at the close of business on the day preceding such mailing, a notice, in the name of the Company, that the Company will on June 1 of such year accept offers to sell the number of, shares required to satisfy the Purchase Fund Obligation then due at prices not exceeding $100 per share. The Company may require, and in such event said notice shall specify, that each offer to sell shares of the 8.32% Preferred Stock shall be accompanied by the certificate or certificates for the shares so offered, together with evidence satisfactory to the Transfer Agent of the right of the holder of such shares to so sell the same to the Company.

   In any year in which a Purchase Offer is made, the Transfer Agent shall on June 1 of such year, on behalf of the Company, accept offers to sell shares of the 8.32% Preferred Stock received by it up to the full number of shares covered by the Purchase Offer upon such basis as will result in the lowest aggregate cost to the Company. The Transfer Agent shall accept offers made at the same price on a pro rata basis, as nearly as practicable. In the event any person whose offer is accepted shall thereafter fail to make good such offer said Transfer Agent shall to the extent possible accept in lieu thereof the best offer or offers, if any, theretofore received and not theretofore accepted.

   On or prior to June 1 in each year in which a Purchase Offer shall have been made, the Company shall surrender to the Transfer Agent for the 8.32% Preferred Stock, for cancellation, certificates, for the number of shares of 8.32% Preferred Stock, if any, specified in the certificate for such year as having been purchased by the Company for surrender to the Transfer Agent and deposit with said Transfer Agent cash sufficient to purchase shares of 8.32% Preferred Stock, if any, accepted for purchase pursuant to the Purchase Offer made in such year and thereafter shall deposit any additional funds required to carry out the Purchase Offer for such year. The Transfer Agent shall, on or before the next succeeding July 15, return to the Company any funds deposited with it and not used or required to purchase shares of the 8.32% Preferred Stock pursuant to the Purchase Offer for such year. The Purchase Fund Obligations in any year shall be deemed to be fully satisfied if the Company shall have complied with the provisions of this Paragraph (4) notwithstanding that the total number of shares purchased by it shall be less than the total number of shares covered by the Company's Purchase Offer for that year because insufficient offers to sell were received by it.

   Purchase Fund Obligations shall be cumulative only to the extent that if any year the Company fails to make and carry out a Purchase Offer (if and to the extent a Purchase Offer is required to be made in such year), such failure shall be made good in the manner hereinafter set forth before any dividends shall be declared, paid upon, or set apart for any shares of Junior Stock or any sums applied to the Purchase, redemption, or other retirement of Junior Stock. Any such failure may be good at any time by the making and carrying out of a special offer (hereinafter called "Special Purchase Offer") to purchase at a price of $100 per share plus accrued dividends, if any, to the date of purchase, the number of shares of 8.32% Preferred Stock as to which failure exists, and to that end, the Company shall file with the Transfer Agent a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company specifying a date, not less than 45 days after the date of filing of such certificate, on which offers to sell shares of the 8.32% Preferred Stock will be accepted. Special Purchase Offers shall otherwise be made and carried out on not less than 30 days' notice and in the same manner as hereinabove provided for Purchase Offers to be carried out on June 1.

   Shares of the 8.32% Preferred Stock purchased pursuant to any Purchase Offer, or Special Purchase Offer, or surrendered in whole or partial satisfaction of a Purchase Fund Obligation in any year, shall be cancelled and shall not be reissued as shares of said series.

     (5)  Voting Powers and Other Rights.

          The holders of the 8.32% Preferred Stock shall have such voting powers and other rights and be subject to such restrictions and qualifications as are set forth in Sections 4 to 6, inclusive, of the Charter of the Company, as amended, and for the purposes of said Sections, the 8.32% Preferred Stock shall be deemed to be, and shall be treated in all respects as, a class of Preferred Stock of the Company."

     SECOND: The number of shares of Cumulative Preferred Stock of the par value of $100 per share authorized but unissued by the Charter, as amended, is 100,000 and the number of shares of the series of said class of stock designated as 8.32% Preferred Stock is 80,000.

     IN WITNESS WHEREOF, the undersigned, said W. L. Lee and said L. G. Folsom, have made this Certificate under the seal of said Atlanta Gas Light Company and have signed the same as President and Secretary, respectively, of said Atlanta Gas Light Company, this 10th day of June, 1971.


                                               /s/ W. L. Lee
                                       --------------------------------
                                                   W. L. Lee
                                                   President
                                          ATLANTA GAS LIGHT COMPANY


Attest:

     /s/ L. G. Folsom
---------------------------------
         L. G. Folsom
         Secretary of
   ATLANTA GAS LIGHT COMPANY

[CORPORATE SEAL APPEARS HERE]

ATLANTA GAS LIGHT COMPANY
INCORPORATED FEBRUARY 15, 1856
GEORGIA

                             ARTICLES OF AMENDMENT

     Pursuant to the provisions of the Georgia Business Corporation Code and in particular Section 22-904 thereof, Atlanta Gas Light Company, a corporation organized and existing under the laws of the State of Georgia, with its registered office in Fulton County, Georgia, adopts the following Articles of Amendment to its Articles of Incorporation (Charter):

                                      I.

     The name of the corporation is Atlanta Gas Light Company.

                                      II.

     (a) The following amendment of the Articles of Incorporation (Charter) was adopted by the shareholders of the corporation on June 12, 1973, in the manner prescribed by the Georgia Business Corporation Code:

          Section 1.01 of the Articles of Incorporation (Charter) of the corporation was amended to read as follows:


          "Section 1.01. The maximum number of shares of capital stock of Atlanta Gas Light Company (hereinafter referred to as the 'Company') authorized to be outstanding at any one time is as follows:

          6,000,000 shares of Common Stock of the par value of $5 per share,

          21,900 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the '4.44% Preferred Stock'),

          20,000 shares of 4 1/2% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the '4 1/2% Preferred Stock'),

          20,100 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the '4.60% Preferred Stock'),

          50,000 shares of 4.72% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the '4.72% Preferred Stock'),

          10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the '5% Preferred Stock'),

          80,000 shares of 8.32% Series Cumulative Preferred Stock of the par value of $100 per share, and

          320,000 shares of Cumulative Preferred Stock of the par value of $100 per share.

     "The designations, preferences, voting powers, restrictions, limitations and qualifications of the several classes or series of Stock of Atlanta Gas Light Company shall be as set forth in the applicable provisions of this Charter (Articles of Incorporation), as amended, or as may be fixed by applicable statutory provisions, or as may from time to time be lawfully provided by resolution of the Board of Directors of the Company, provided, however, that no share of any such class or series of Preferred Stock shall be issued in violation of the terms of any other class or series of Preferred Stock then outstanding."

     (b) The shareholder vote required to adopt such amendment was the affirmative vote of the holders of a majority of the shares of the Common Stock of the corporation entitled to vote.

     (c) The number of shares of Common Stock of the corporation outstanding and entitled to vote was 4,535,755.

     (d) The vote for such amendment was 3,235,948 shares of the Common Stock of the corporation entitled to vote.

                                     III.

     (a)  The following amendment of the Articles of Incorporation

(Charter) was adopted by the shareholders of the corporation on June 12, 1973, in the manner prescribed by the Georgia Business Corporation Code:

           Section 4.04(B) (i) of the Articles of Incorporation (Charter) of the corporation was amended to read as follows:

           "(B) So long as any Preferred Stock is outstanding, the Company shall not, without the consent (given in writing without a meeting or by vote in person or by proxy at a meeting called for the purpose) of the holders of a majority of the aggregate number of shares of all classes of Preferred Stock entitled to vote then outstanding-

           (i) Issue, create or assume (including as an issuance any extension or renewal) any unsecured securities (notes, debentures or other securities representing unsecured indebtedness other than indebtedness maturing not more than one year from the date of issuance, creation or assumption of any such unsecured securities) for any purpose, except for the purpose of refunding outstanding unsecured securities of such character or effecting the retirement, by redemption or otherwise, of outstanding shares of the Preferred Stock, or of a class of stock ranking prior thereto, if immediately after such issue, creation or assumption the total principal amount of all unsecured securities issued, created or assumed and then outstanding, including the unsecured securities then to be issued but excluding indebtedness maturing not more than one year from the date of creation, would exceed twenty percent (20%) of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued, created or assumed by the Company and then to be outstanding, and

     (ii) the total of the capital and surplus (including premiums on capital stock) of the Company as then to be stated on its books; provided, that any unsecured securities issued under any authorization of holders of Preferred Stock (and any securities issued to refund the same) shall be excluded from the computation of the amount of unsecured securities which may be issued, created or assumed within the aforesaid twenty percent (20%) limitation; or"

     (b) The shareholders vote required to adopt such amendment was the affirmative vote of the holders of a majority of the shares of the Common Stock of the corporation entitled to vote, the holders of the majority of the shares of the Cumulative Preferred Stock of the corporation entitled to vote and the holders of the majority of the total shares of the corporation entitled to vote thereon.

     (c) The number of shares of Common Stock of the corporation outstanding and entitled to vote was 4,535,755. The number of shares of Cumulative Preferred Stock of the corporation outstanding and entitled to vote was 181,768. The total shares of the corporation outstanding and entitled to vote was 4,717,523.

     (d) The vote for such amendment was (i) 3,189,509 shares of the Common Stock of the corporation entitled to vote, (ii) 127,178 shares of the Cumulative Preferred Stock of the corporation outstanding and entitled to vote, and (iii) 3,316,687 shares of the total shares of the corporation entitled to vote.

     IN WITNESS WHEREOF, ATLANTA GAS LIGHT COMPANY has caused these Articles of Amendment to be executed and its corporate seal to be affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 21st day
                                                                       ----
of June, 1973.

                                       ATLANTA GAS LIGHT COMPANY
[Corporate Seal]

ATTEST:                                By______________________________________
                                                       President
[Signature appears here]
_________________________________
Secretary

                    IN THE SUPERIOR COURT OF FULTON COUNTY

                               STATE OF GEORGIA


GEORGIA,

FULTON COUNTY:

        The Petition of Atlanta Gas Light Company, Petitioner, shows the Court as follows:

        The Articles of Amendment of Atlanta Gas Light Company, executed by the

President and attested by the Secretary, are attached hereto.

        WHEREFORE, Petitioner prays that the Articles of Amendment of Atlanta

Gas Light Company be granted.




                                        /s/ Allen Post
                                        -----------------------------------
                                        ALLEN  POST



                                        /s/ N. William Bath
                                        ----------------------------------
                                        N. WILLIAM BATH



                                        For Hansell, Post, Brandon & Dorsey
                                        Attorneys for Petitioner,
                                        Atlanta Gas Light Company


3300 First National Bank Tower
Atlanta, Georgia   30303
658-9600

                                   O R D E R
                                   ---------


        The foregoing Articles of Amendment of Atlanta Gas Light Company having been presented to and examined by the undersigned Judge of the Superior Court of

Fulton County, Georgia, they are found to be lawful, and


        It is hereby ordered and declared that said amendments and said Articles of Amendment of Atlanta Gas Light Company be, and the same are hereby, granted.



        This 22nd day of June, 1973.



                                        /s/ John S. Langford, Jr.
                                        -------------------------------------
                                        JUDGE, SUPERIOR COURT,
                                        FULTON COUNTY, GEORGIA

                           ATLANTA GAS LIGHT COMPANY

                               ---------------

            CERTIFICATE OF DESIGNATION OF A  SERIES OF CUMULATIVE
              PREFERRED STOCK AS 7.84% CUMULATIVE PREFERRED STOCK
             AND FIXING DIVIDEND AND OTHER PREFERENCES AND RIGHTS
              OF SUCH SERIES BY RESOLUTION OF BOARD OF DIRECTORS

         Pursuant to the Provisions of Section 22-502 of the Georgia
                           Business Corporation Code

                              -----------------

        We, the undersigned, W. L. Lee and L. G. Folsum, President and Secretary, respectively, of Atlanta Gas Light Company, a corporation organized and existing under the laws of the State of Georgia (hereinafter sometimes referred to as the Company), DO HEREBY CERTIFY as follows:


        FIRST: That the Board of Directors of the Company, pursuant to authority expressly vested in it by the provisions of the Charter (Articles of Incorporation), as amended, has, at a meeting of said Board, duly convened and held on the 9th day of July, 1973, at which meeting a quorum for the transaction of business was present and acting throughout, duly adopted the following preamble and resolution:

                "WHEREAS, the Common Stockholders of Atlanta Gas Light Company have heretofore granted to this Board of Directors the authority to establish and designate series of the authorized but unissued Cumulative Preferred Stock of the Company and to fix and determine the relative rights and preferences thereof within the limitations set forth in the laws of Georgia and in the Charter of this Company and to issue, sell and distribute a series so established,

                "NOW, THEREFORE, BE IT

                "RESOLVED, that, as contemplated by Section 3.05 of the Charter, a series of Cumulative Preferred Stock of the par value of $100 per share of Atlanta Gas Light Company be designated as '7.84% Cumulative Preferred Stock' and that 75,000 shares of the heretofore authorized but unissued shares of Cumulative Preferred Stock be issued as shares of the 7.84% Cumulative Preferred Stock (hereinafter referred to as the 7.84% Preferred Stock) with the following rights, preferences, voting powers, restrictions, limitations and qualifications:

        (1) Dividends.

                Out of any assets of the Company available for dividends, the holders of the 7.84% Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends at the rate of 7.84% per annum on the par value thereof, and no more. Dividends declared shall be payable quarterly on March 1, June 1, September 1 and December 1 in each year, to stockholders of record on a date not more than 30 days prior to such payment date, as may be determined by the Board of Directors of the Company. Dividends on the 7.84% Preferred Stock shall be cumulative from and including the initial date of issue of any shares of the 7.84% Preferred Stock.

                So long as any shares of 7.84% Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 7.84% Preferred Stock and of any other class or series of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 7.84% Preferred Stock shall not bear interest.

(2)  Liquidation.

     In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 7.84% Preferred Stock shall be entitled to receive the amounts presented in Section 4.02 of the Charter of the Company as amended.

(3)  Redemption Provisions.

     The Company may at its option expressed by resolution of its Board of Directors redeem the 7.84% Preferred Stock in the manner provided in Section
4.03 (A) of the Charter of the Company, as amended, at any time or from time to time at $100 per share plus a premium of:

     $7.84 per share if redeemed prior to July 1, 1978;

     $5.88 per share if redeemed on July 1, 1978 or thereafter and prior to July 1, 1983;

     $3.92 per share if redeemed on July 1, 1983 or thereafter and prior to July 1, 1988; and

     $1.96 per share if redeemed on or after July 1, 1988;

together in each case with accrued dividends; provided, however, that no such redemption of shares of 7.84% Preferred Stock pursuant to the aforementioned option shall be made prior to July 1, 1978, directly or indirectly as a part of, or in anticipation of, any refunding operation involving the incurring of indebtedness by the Company, or through the issuance of capital stock ranking equally with or prior to the 7.84% Preferred Stock as to dividends or assets, if such indebtedness has an effective interest cost to the Company (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted in connection with indebtedness being incurred in such refunding operation), or such stock has an effective dividend cost to the Company (so calculated) of less than 7.90%.

(4)  Purchase Fund.

     The 7.84% Preferred Stock shall be entitled to the benefits of a Purchase Fund as follows:

     The Company (unless prevented from so doing by any applicable restriction of law or contained in the Charter of the Company, as amended) will each year, beginning in 1976, so long as any shares of the 7.84% Preferred Stock are outstanding, make an offer (hereinafter called a "Purchase Offer") to the holders of shares of the 7.84% Preferred Stock to purchase on July 1 in each such year 1,500 shares (less the number of shares, if any, purchased for surrender in accordance with the provisions of the following paragraph) of said 7.84% Preferred Stock at prices up to but not exceeding $100 per share. The obligation of the Company to make annually the above-mentioned Purchase Offer and to purchase shares of the 7.84% Preferred Stock of the Company tendered for sale in accordance with terms thereof, is hereinafter referred to as the "Purchase Fund Obligation."

     In addition to or in lieu of making a Purchase Offer, a Purchase Fund Obligation may also be satisfied in whole or in part by the purchase by the Company, if obtainable, at not exceeding $100 per share plus accrued dividends to the date of purchase and the surrender for cancellation to the Transfer Agent for the 7.84% Preferred Stock on or before July 1 in each such year of certificates for not more than 1,500 shares of said 7.84% Preferred Stock.

     Beginning on or prior to May 15, 1976 and on or prior to May 15 in each year thereafter, the Company shall furnish the Transfer Agent for the 7.84% Preferred Stock with a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company stating (a) the number of shares of the 7.84% Preferred Stock, if any, purchased by the Company and to be surrendered on or prior to July 1 in such year, and that said shares had been purchased by the Company at prices not exceeding $100 per share plus accrued dividends to the date of purchase and (b) that the Company will make an offer to the holders of its outstanding 7.84% Preferred Stock to purchase a number of shares of the 7.84% Preferred Stock, if any, sufficient to satisfy the Purchase Fund Obligation (or the balance thereof as the case may be) for such year.

     If the certificate filed in any such year shall state that a Purchase Offer is to be made in such year, the Transfer Agent for the 7.84% Preferred Stock shall on or prior to June 1 of such year mail to the holders of record of the 7.84% Preferred Stock at the close of business on the day preceding such mailing, a notice in the name of the Company, that the Company will on July 1 of such year accept offers to sell the number of shares required to satisfy the Purchase Fund Obligation then due at prices not exceeding $100 per share. The Company may require, and in such event said notice shall specify, that each offer to sell shares of the 7.84% Preferred Stock shall be accompanied by the certificate or certificates for the shares so offered, together with evidence satisfactory to the Transfer Agent of the right of the holder of such shares to so sell the same to the Company.

     In any year in which a Purchase Offer is made, the Transfer Agent shall on July 1 of such year, on behalf of the Company, accept offers to sell shares of the 7.84% Preferred Stock received by it up to the full number of shares covered by the Purchase Offer upon such basis as will result in the lowest aggregate cost to the Company. The Transfer Agent shall accept offers made at the same price on a pro rata basis, as nearly as practicable. In the event any person whose offer is accepted shall thereafter fail to make good such offer said Transfer Agent shall to the extent possible accept in lieu thereof the best offer or offers, if any, theretofore received and not theretofore accepted.

     On or prior to July 1 in each year in which a Purchase Offer shall have been made, the Company shall surrender to the Transfer Agent for the 7.84% Preferred Stock, for cancellation, certificates, for the number of shares of 7.84% Preferred Stock, if any, specified in the certificate for such year as having been purchased by the Company for surrender to the Transfer Agent and deposit with said Transfer Agent cash sufficient to purchase shares of 7.84% Preferred Stock, if any, accepted for purchase pursuant to the Purchase Offer made in such year and thereafter shall deposit any additional funds required to carry out the Purchase Offer for such year. The Transfer Agent shall, on or before the next succeeding August 15, return to the Company any funds deposited with it and not used or required to purchase shares of the 7.84% Preferred Stock pursuant to the Purchase Offer for such year. The Purchase Fund Obligations in any year shall be deemed to be fully satisfied if the Company shall have complied with the provisions of this Paragraph (4) notwithstanding that the total number of shares purchased by it shall be less than the total number of shares covered by the Company's Purchase Offer for that year because insufficient offers to sell were received by it.

     Purchase Fund Obligations shall be cumulative only to the extent that if any year the Company fails to make and carry out a Purchase Offer (if and to the extent a Purchase Offer is required to be made in such year), such failure shall be made good in the manner hereinafter set forth before any dividends shall be declared, paid upon, or set apart for any shares of Junior Stock or any sums applied to the purchase, redemption, or other retirement of Junior Stock. Any such failure may be made good at any time by the making and carrying out of a special offer (hereinafter called "Special Purchase Offer") to purchase at a price of $100 per share plus accrued dividends, if any, to the date of purchase, the number of shares of 7.84% Preferred Stock as to which failure exists and, to that end, the Company shall file with the Transfer Agent a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company specifying a date, not less than 45 days after the date of filing of such certificate, on which offers to sell shares of the 7.84% Preferred Stock will be accepted. Special Purchase Offers shall otherwise be made and carried out on not less than 30 days' notice and in the same manner as hereinabove provided for Purchase Offers to be carried out on July 1.

          Shares of the 7.84% Preferred Stock purchased pursuant to any Purchase Offer, or Special Purchase Offer, or surrendered in whole or partial satisfaction of a Purchase Fund Obligation in any year, shall be canceled and shall not be reissued as shares of said series.

    (5) Voting Powers and Other Rights.

          The holders of the 7.84% Preferred Stock shall have such voting powers and other rights and the subject to such restrictions and qualifications as are set forth in Section 4 to 6, inclusive, of the Charter of the Company, as amended, and for the purposes of said Sections, the 7.84% Preferred Stock shall be deemed to be, and shall be treated in all respects as, a class of Preferred Stock of the Company."

    SECOND: The number of authorized but unissued sahres of Cumulative Preferred Stock of the par value of $100 per share authorized by the Charter, as amended, is 320,000 and the number of shares of the series of said class of stock designated as 7.84% Cumulative Preferred Stock is 75,000.

    IN WITNESS WHEREOF, the undersigned, said W. L. Lee and said L. G. Folsom, have made this Certificate under the seal of said Atlanta Gas Light Company and have signed the same as President and Secretary, respectively, of said Atlanta Gas Light Company, this 10th day of July, 1973.

                                                    /s/ W. L. Lee
                                       -----------------------------------------
                                                      W. L. Lee
                                                      President
                                             ATLANTA GAS LIGHT COMPANY


Attest:

          /s/ L. G. Folsom
-----------------------------------
            L. G. Folsom
            Secretary of
       ATLANTA GAS LIGHT COMPANY

(CORPORATE SEAL)

ATLANTA GAS LIGHT COMPANY
INCORPORATED FEBRUARY 16, 1856
GEORGIA

                             ARTICLES OF AMENDMENT
                             ---------------------


          Pursuant to the provisions of the Georgia Business Corporation Code and in particular Section 22-904 thereof, ATLANTA GAS LIGHT COMPANY, a corporation organized and existing under the laws of the State of Georgia, with its registered office in Fulton County, Georgia, adopts the following Articles of Amendment to its Articles of Incorporation (Charter):

                                      I.

          The name of the corporation is ATLANTA GAS LIGHT COMPANY.

                                      II.

          (a) The following amendment of the Articles of Incorporation (Charter) was adopted by the shareholders of the corporation on February 6, 1976, in the manner prescribed by the Georgia Business Corporation
Code:
          Section 1.01 of the Articles of Incorporation (Charter) of the corporation was amended to read as follows:

          "Section 1.01. The maximum number of shares of capital stock of Atlanta Gas Light Company (hereinafter referred to as the "Company") authorized to be outstanding at any one time is as follows:

          6,000,000 shares of Common Stock of the par value of $5 per share,

          21,900 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to at the "4.44% Preferred Stock"),

          20,000 shares of 4.50% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.50% Preferred Stock"),

          20,100 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"),

          50,000 shares of 4.72% Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.72% Preferred Stock"),

          10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "5% Preferred Stock"),

          80,000 shares of 8.32% Series Cumulative Preferred Stock of the par value of $100 per share,

          75,000 shares of 7.84% Series Cumulative Preferred Stock of the par value of $100 per share,

          245,000 shares of Cumulative Preferred Stock of the par value of $100 per share, and

          1,000,000 shares of Cumulative Preferred Stock of no par value with the amount of stated capital allocated to each share to be determined by the Board of Directors of the Company at the time of issue thereof, and with the maximum aggregate stated capital allocable to all such shares at any time outstanding of not more than $30,000,000.

          The designations, preferences, voting powers, restrictions, limitations and qualifications of the several classes of series of stock of Atlanta Gas Light Company shall be as set forth in the applicable provisions of this Charter (Articles of Incorporation), as amended, or as may be fixed by applicable statutory provisions, or as may from time to time be lawfully provided by resolution of the Board of Directors of the Company, provided, however, that no share of any such class or series of Preferred Stock shall be issued in violation of the terms of any other class or series of Preferred Stock then outstanding."

          Section 2.01 of the Articles of Incorporation (Charter) of the corporation was amended to read as follows:

          "Section 2.01. The term "Preferred Stock" shall mean any class of Preferred Stock described in Section 3 and any other class of stock with respect to which dividends and amounts payable upon liquidation, dissolution or winding up of the Company, or upon reduction or decrease of its capital resulting in a distribution of assets to holders of any class of Junior Stock, shall be payable on a parity with the amounts payable in respect of Preferred Stock described in Section 3, notwithstanding that any such other class of Preferred Stock may have a par value (or be of no par value), dividend rate, redemption prices, amounts payable thereon upon liquidation, dissolution or winding up, sinking or purchase fund, voting rights and other terms and provisions varying form those of the classes of such Preferred Stock then described in Section 3."

              Section 2.03 of the Articles of Incorporation (Charter of the corporation was amended to read as follows:

              "Section 2.03. The term 'accrued dividends' shall mean, in respect to each share of any class of stock, that amount which shall be equal to simple interest upon the par value, or the stated capital allocated to shares of no par value, at the annual dividend rate fixed for such class of stock and no more, from and including the date upon which dividends on such share became cumulative and (i) up to but not including the date fixed for payment in liquidation or for redemption, or, as the case may be, (ii) up to and including the last day of any period for which such accrued dividends are to be determined, less the aggregate amount of all dividends theretofore paid or declared and set apart for payment thereon. Computation of accrued dividends in respect of any portion of a quarterly dividend period shall be by the 360-day year, 30-day month, method of computing interest."

              Section 4.02 of the Articles of Incorporation (Charter) of the corporation was amended to read as follows:

              "Section 4.02. Liquidation Rights. In the event of any
                             ------------------
liquidation, dissolution or winding up of the Company, or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, whether voluntary or involuntary, the holders of each class of Preferred Stock shall be entitled to receive for each share thereof the par value, or an amount equal to the stated capital allocated to shares of no par value, thereof, plus, in case such liquidation, dissolution, winding up, reduction or decrease shall have been voluntary, an amount per share equal to the redemption premium that would then be payable to the holders thereof if such Preferred Stock were to be payable to the holders thereof if such Preferred Stock were to be redeemed at the option of the Company, together in each case with accrued dividends, before any distribution of the assets shall be made to the holders of shares of any class of Junior Stock; but the holders of Preferred Stock shall be entitled to no further participation in such distribution. A consolidation or merger of the Company or sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company shall not be deemed a dissolution, liquidation or winding up of the Company within the meaning of this Section 4.02."

           Section 4.04 (iv) of the Articles of Incorporation (Charter) of the corporation was amended to read as follows:

           "(iv) Reduce the par value of the capital allocable to the outstanding Preferred Stock with par value, or reduce the stated capital allocated to outstanding Preferred Stock of no par value, or reduce below the greater of $5,000,000 or the aggregate par value and/or stated capital of all classes of Preferred Stock at the time outstanding the aggregate capital allocable to Junior Stock, except in any case where a State or Federal regulatory body having jurisdiction shall have required the Company to reduce the book value of its assets and in conjunction therewith the capital allocable to one or more classes of Junior Stock is to be reduced in an amount or amounts not exceeding in the aggregate the amount of such reduction of book value of assets; or"

           Section 6.01 of the Articles of Incorporation (Charter) of the corporation was amended as follows:

           "Section 6.01.  Voting Provisions.  At any meeting of the holders of
                           -----------------
     the Preferred Stock which shall be called for any purpose, pursuant to
     Section 4, the presence in person or by proxy of the holders of the majority of the issued and outstanding shares of all classes of Preferred Stock (or, in the case of a meeting of stockholders of less than all classes of Preferred Stock, a majority of the issued and outstanding shares of all such classes of Preferred Stock entitled to vote at such meeting) shall be necessary for a quorum, provided, however, that if such quorum shall not be obtained at such meeting or at any adjournment thereof within thirty (30) days from the date of the meeting as originally called, then the presence in person or by proxy of the holders of one-third of the issued and outstanding shares of the classes of Preferred Stock entitled to vote at the meeting shall be sufficient for a quorum.

           "At all elections of Directors each holder of any class of stock entitled to vote shall be entitled to as many votes as shall equal (1) the number of votes such holder would have (except for the provisions of this paragraph) multiplied by (2) the number of Directors to be elected by the holders of stock of such class, and may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as such holder may see fit.

     "Each holder of Preferred Stock, as to all matters in respect of which such stock has voting power, shall be entitled to one vote for each share of stock standing in his name; provided that if there shall be several classes of Preferred Stock outstanding which have different par values per share or different amounts of stated capital allocated to shares of no par value, for the purposes of all votes or consents contemplated in Section 4 the class having the lowest par value or amount of stated capital per share shall be entitled to one vote per share and each other class of par or no par value Preferred Stock shall be entitled to a number of votes per share so that the number of votes for each share of any such class bears the same proportion to the par value per share or stated capital allocated per no par value share thereof as one vote per share bears per share to the shares having the lowest par value per share or amount of stated capital per no par value share.

     "Subject to the voting rights expressly conferred upon the Preferred Stock by Section 4 and the voting rights of any other class of Junior Stock outstanding, the holders of Common Stock shall exclusively possess full voting rights for the election of Directors and for all other purposes and each holder shall be entitled to one vote for each share thereof standing in his name.

     "Except as herein expressly provided, or mandatorily provided by the laws of Georgia, a quorum of any class or classes of stock entitled to vote as a class at any meeting shall consist of a majority of such class or classes, as the case may be, and a plurality vote of such quorum shall govern.

     "No holders of any class of stock shall be entitled to receive notice of any meeting of holders of any other class of stock at which they are not entitled to vote."

     (b) The shareholder vote required to adopt such amendment was the affirmative vote of the holders of a majority of the shares of the Common Stock of the corporation entitled to vote.

     (c) The number of shares of Common Stock of the corporation outstanding and entitled to vote was 4,535,755.

     (d) The vote for such amendment was 3,301,201 shares of the Common Stock of the corporation entitled to vote.

     IN WITNESS WHEREOF, ATLANTA GAS LIGHT COMPANY has caused these Articles of Amendment to be executed and its corporate seal to be affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 2nd day of March, 1976.


                                             ATLANTA GAS LIGHT COMPANY


                                             By [SIGNATURE APPEARS HERE]
                                               ------------------------------
                                                          President



ATTEST:

(Corporate Seal)



/s/ L. G. Folsom
----------------------------------
Secretary

                    IN THE SUPERIOR COURT OF FULTON COUNTY

                               STATE OF GEORGIA



G E O R G I A,

FULTON COUNTY:

           The petition of ATLANTA GAS LIGHT COMPANY, Petitioner, shows the Court as follows:

           The Articles of Amendment of Atlanta Gas Light Company, executed by the President and attested by the Secretary, are attached hereto.

           WHEREFORE, Petitioner prays that the Articles of Amendment of Atlanta Gas Light Company be granted.


                                          /s/ Allen Post
                                        -----------------------------
                                        ALLEN POST


                                          /s/ Albert G. Norman, Jr.
                                        -----------------------------
                                        ALBERT G. NORMAN, JR.


                                          /s/ N. William Bath
                                        -----------------------------
                                        N. WILLIAM BATH

                                        For Hansell, Post, Brandon & Dorsey
                                        Attorneys for the Petitioner,
                                        Atlanta Gas Light Company

3300 First National Bank Tower
Atlanta, Georgia  30303

Telephone  404-581-8000

                           ATLANTA GAS LIGHT COMPANY

                                  -----------

            CERTIFICATE OF DESIGNATION OF A SERIES OF CUMULATIVE PRE-FERRED STOCK AS 9.30% SERIES CUMULATIVE PREFERRED STOCK AND FIXING DIVIDEND AND OTHER PREFERENCES AND RIGHTS OF
                SUCH SERIES BY RESOLUTION OF BOARD OF DIRECTORS

     Pursuant to the Provisions of Section 22-502 of the Georgia Business
                               Corporation Code

                                  -----------

     We, the undersigned, Joe T. LaBoon and L. G. Folsom, President and Secretary, respectively, of Atlanta Gas Light Company, a corporation organized and existing under the laws of the State of Georgia (hereinafter sometimes referred to as the Company), DO HEREBY CERTIFY as follows:

     FIRST: That the Board of Directors of the Company, pursuant to authority expressly vested in it by the provisions of the Charter (Articles of Incorporation), as amended, has, at a meeting of said Board, duly convened and held on the fifth day of November, 1976, at which meeting a quorum for the transaction of business was present and acting throughout, duly adopted the following preamble and resolution:

           "WHEREAS, the Common Stockholders of Atlanta Gas Light Company have heretofore approved an amendment to the Charter of the Company which granted to this Board of Directors the authority to establish and designate series of the authorized but unissued Cumulative Preferred Stock of the Company and to fix and determine the relative rights and preferences thereof within the limitations set forth in the laws of Georgia and in the Charter of this Company and to issue, sell and distribute a series so established,

           "NOW, THEREFORE, BE IT

           "RESOLVED, that, as contemplated by Section 3.05 of the Charter, a series of Cumulative Preferred Stock of the par value of $100 per share of Atlanta Gas Light Company be designated as `9.30% Series Cumulative Preferred Stock' and that 100,000 shares of the heretofore authorized but unissued shares of Cumulative Preferred Stock be issued as shares of the 9.30% Series Cumulative Preferred Stock (hereinafter referred to as the 9.30% Preferred Stock) with the following rights, preferences, voting powers, restrictions, limitations and qualifications:

     (1)  DIVIDENDS.

          Out of any assets of the Company available for dividends, the holders of the 9.30% Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends at the rate of 9.30% per annum on the par value thereof, and no more. Dividends declared shall be payable quarterly on March 1, June 1, September 1 and December 1 in each year, to stockholders of record on a date not more than 30 days prior to such payment date, as may be determined by the Board of Directors of the Company. Dividends on the 9.30% Preferred Stock shall be cumulative from and including the initial date of issue of any shares of the 9.30% Preferred Stock.

           So long as any shares of 9.30% Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the share of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 9.30% Preferred Stock and of any other class or series of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 9.30% Preferred Stock shall not bear interest.

(2) LIQUIDATION.

     In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 9.30% Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02 of the Charter of the Company as amended.

(3) OPTIONAL REDEMPTION PROVISIONS.

     The Company may at its option expressed by resolution of its Board of Directors redeem the 9.30% Preferred Stock in the manner provided in
Section 4.03 (A) of the Charter of the Company, as amended, at any time or from time to time at $100 per share plus a premium of:

$9.30 per share if redeemed on or prior to December 1, 1977;

$8.64 per share if redeemed after December 1, 1977 and on or prior to December 1, 1978;

$7.97 per share if redeemed after December 1, 1978 and on or prior to December 1, 1979;

$7.31 per share if redeemed after December 1, 1979 and on or prior to December 1, 1980;

$6.64 per share if redeemed after December 1, 1980 and on or prior to December 1, 1981;

$5.98 per share if redeemed after December 1, 1981 and on or prior to December 1, 1982;

$5.31 per share if redeemed after December 1, 1982 and on or prior to December 1, 1983;

$4.65 per share if redeemed after December 1, 1983 and on or prior to December 1, 1984;

$3.99 per share if redeemed after December 1, 1984 and on or prior to December 1, 1985;

$3.32 per share if redeemed after December 1, 1985 and on or prior to December 1, 1986;

$2.66 per share if redeemed after December 1, 1986 and on or prior to December 1, 1987;

$1.99 per share if redeemed after December 1, 1987 and on or prior to December 1, 1988;

$1.33 per share if redeemed after December 1, 1988 and on or prior to December 1, 1989;

  and

$0.66 per share if redeemed after December 1, 1989 and on or prior to December 1, 1990;

and, thereafter, without premium; together in each case with accrued dividends; provided, however, that no such redemption of shares of 9.30% Preferred Stock pursuant to the aforementioned option shall be made prior to December 1, 1986, directly or indirectly as a part of, or in anticipation of, any refunding operation involving the incurring of indebtedness by the Company, or through the issuance of capital stock ranking equally with or prior to the 9.30% Preferred Stock as to dividends or assets, if (i) such indebtedness has an effective interest cost to the Company (calculated after adjustment, in accordance with generally accepted financial practice, for any premium received or discount granted in connection with indebtedness being incurred in such refunding operation), or such stock has an effective dividend cost to the Company (so calculated), of less than 9.30% per annum, or (ii) such indebtedness or capital stock (assuming, for the purposes of this part (3), that such capital stock will be redeemed or repurchased on the dates and in the amounts provided for such redemption or repurchase in the Charter of the Company, as amended, or in any resolutions relating to such capital stock) has, as of the date of the proposed redemption of shares of 9.30% Preferred Stock, a Weighted Average Life to Maturity less than the Weighted Average Life to Maturity (assuming, for the purposes of this part (3), that such 9.30% Preferred Stock will be redeemed on the dates and in the amounts provided for such redemption in this resolution) of the 9.30% Preferred Stock. For the purposes of this part (3) the term "Weighted Average Life to Maturity" of any indebtedness or capital stock shall mean, as at the time of determination hereof, the number of years obtained by dividing the then Remaining Dollar-Years of such indebtedness or capital stock by the then outstanding principal amount of such indebtedness or the aggregate par value of the then outstanding shares of such capital stock (or, if such capital stock has no par value, then the aggregate stated value thereof), as the case may be. As used in the preceding sentence, the term "Remaining Dollar-Years" of any indebtedness or capital stock shall mean the amount obtained by (a) multiplying the amount of each then remaining sinking fund, serial maturity or other required prepayment, repayment or redemption, including repayment at final maturity, by the number of years (calculated to the nearest one-twelfth) which will elapse between the date of the determination and the date of that required prepayment, repayment or redemption, and (b) totalling all of the products obtained in (a).

(4) SINKING FUND.

     The 9.30% Preferred Stock shall be entitled to the benefits of a Sinking Fund as follows:

     The Company (unless prevented from so doing by any applicable restriction of law or contained in the Charter of the Company, as amended) will call for redemption on notice given as provided in Section 4.03 of the Charter and redeem
(i) on December 1 of each year (hereinafter a "Sinking Fund Date"), commencing December 1, 1981 and continuing so long as any shares of the 9.30% Preferred Stock are outstanding 9.090 shares of the 9.30% Preferred Stock, and (ii) on December 1, 1991, any shares of the 9.30% Preferred Stock which are then outstanding, at a redemption price of $100 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, whether or not earned or declared. Such obligation to make sinking fund redemptions shall be cumulative, so that if the Company shall for any reason fail to make any such sinking fund redemption, the amount of the deficiency shall be set aside and applied to the redemption of such shares of the 9.30% Preferred Stock before the Company shall declare, pay or set apart any dividend for any share of Junior Stock or apply any sum to the purchase, redemption or other retirement of any share of Junior Stock or Preferred Stock; provided, however, that, notwithstanding the existence of any such deficiency, the Company may make any required sinking fund redemption on any other series of Preferred Stock if the number of shares of such other series of Preferred Stock being so redeemed bears (as nearly as practicable) the same ratio to the total number of shares of such other series then due to be redeemed as the number of shares of the 9.30% Preferred Stock being redeemed bears to the total number of shares of such series then due to be redeemed.

(5) PURCHASE OR OTHER ACQUISITION: PROVISIONS AS TO REDEEMED OR REPURCHASED SHARES.

     The Company shall not, and shall not permit any subsidiary to, purchase or otherwise acquire any shares of the 9.30% Preferred Stock except pursuant to the provisions of part (3) or part (4) hereof.

     All shares of the 9.30% Preferred Stock at any time redeemed pursuant to part (3) hereof, or redeemed for the sinking fund pursuant to part (4) hereof, shall be retired and cancelled; provided, however, that none of such shares redeemed for the sinking fund pursuant to part (4) hereof shall be reissued under any circumstances and none of such shares redeemed pursuant to part (3) hereof shall be reissued until all of the remaining outstanding shares of the 9.30% Preferred Stock shall have been redeemed pursuant to part (3) hereof or redeemed for the sinking fund pursuant to part (4) hereof. If less than all the shares of the 9.30% Preferred Stock are to be redeemed pursuant to part (3) hereof or redeemed for the sinking fund pursuant to part (4) hereof, the shares to be redeemed shall be selected pro rata so that there shall be redeemed from each registered holder of such shares that number of whole shares, as nearly as practicable to the nearest share, as bears the same ratio to the total number of shares of such Series held by such holder as the total number of shares to be redeemed bears to the total number of shares of such Series at the time outstanding.

          No redemption of shares pursuant to part (3) hereof shall be credited to, or relieve the Company of its obligations to make, the sinking fund redemptions of shares required by part (4) hereof, but any such redemption of shares pursuant to part (3) hereof shall be applied to reduce, in the inverse order, the latest maturing obligation to redeem shares for the sinking fund pursuant to part (4) hereof.

     (6)  Voting Powers and Other Rights.

          The holders of the 9.30% Preferred Stock shall have such voting powers (including, but not limited to, the right and power to consent or vote pursuant to Sections 4.04 and 4.05 of the Charter of the Company) and other rights and be subject to such restrictions and qualifications as are set forth in Sections 4 to 6, inclusive, of the Charter of the Company, as amended, and for the purposes of said Sections, the 9.30% Preferred Stock shall be deemed to be, and shall be treated in all respects as, a class of Preferred Stock of the Company. The foregoing statement of rights and powers is made pursuant to the provisions of Section 3.05 of the Charter granting the power to fix the rights and preferences of the variouor series of Cumulative Preferred Stock, including the power to fix the voting rights of each such series. The voting rights of the holders of the 9.30% Preferred Stock shall not in any way be limited by the provisions of
     Section 4.05(a) of the Charter and such holders shall be entitled to all of the voting rights provided under Section 4.04 of the Charter."

     SECOND: The number of authorized but unissued shares of Cumulative Preferred Stock of the par value of $100 per share authorized by the Charter, as amended, is 245,000 and the number of shares of the series of said class of stock designated as 9.30% Series Cumulative Preferred Stock is 100,000.

     IN WITNESS WHEREOF, the undersigned, said Joe T. LaBoon and said L. G. Folsom, have made this Certificate under the seal of said Atlanta Gas Light Company and have signed the same as President and Secretary, respectively, of said Atlanta Gas Light Company, this 8th day of November, 1976.



                               /s/ Joe T. LaBoon
                               -----------------------------------------
                                              President
                                      Atlanta Gas Light Company

[CORPORATE SEAL]

Attest:
       -------------------------------
             Secretary of
        Atlanta Gas Light Company

                             ARTICLES OF AMENDMENT

                           ATLANTA GAS LIGHT COMPANY

     Pursuant to the provisions of the Georgia Business Corporation Code, Atlanta Gas Light Company, a profit corporation organized and existing under laws of the State of Georgia, has adopted an amendment to the Articles of Incorporation (Charter) of said Corporation as follows:

                                      I.

     The name of the Corporation is Atlanta Gas Light Company.

                                      II.

     Section 6.03 of the Articles of Incorporation (Charter) of said Corporation are hereby amended to read as follows:

              Section 6.03. Preemptive Rights. No holder of stock, or of rights
                            -----------------
     or options to purchase stock, of the Company of any class, as such, shall have any preemptive or preferential right to purchase or subscribe to any shares of stock, or rights or options to purchase stock, of the Company of any class, whether now or hereafter authorized, or any obligations convertible into stock, or into rights or options to purchase stock of the Company (including any notes, bonds or other evidences of indebtedness to which are attached or with which are issued warrants or other rights to purchase any stock of the Company), issued or sold, or any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may from time to time fix;and shares of stock, rights or options to purchase stock, or obligations convertible into stock or into rights of options to purchase stock, of the Company may from time to time be issued and sold to such parties, whether stockholders or others, as the Board of Directors in its sole discretion may determine, and in the event the Board of Directors determines to issue or sell any thereof to stockholders at any time, the same may be offered to holders of any class or classes of stock exclusively or to the holders of all classes of stock, and, if offered to more than one class of stock, in such proportions as between said classes of stock, as the Board of Directors in its discretion may determine; provided, however, that if the Board of Directors shall at any time determine to offer for cash any shares of Common Stock, whether now or hereafter authorized (exclusive of any shares of Common Stock to be issued in connection with the Atlanta Gas Light Company Employees' Stock Ownership Plan, instituted as effective for the fiscal year ended September 30, 1978, any successor plan thereto and any dividend reinvestment plan which may be adopted by the Board of Directors of the Company), or to offer for cash any securities convertible into Common Stock of the Company other than by a public offering of such shares or securities to or through underwriters or investment bankers who agree to make a public offering of such shares or securities, the right to purchase the same shall first be offered to the holders of record, on a date to be fixed by the Board of Directors for such purpose, of the outstanding shares of Common Stock, pro rata upon terms not less favorable to such holders than those upon which the Board of Directors shall authorize the issue of such shares or securities to others than holders of record of the Common Stock; and provided further, that the time within which the holders of record of the Common Stock may exercise such rights shall be determined by the Board of Directors but shall in no event be less than fourteen (14) days after the date of mailing of notice that such rights are available. No alteration, amendment or repeal of any of the provisions of this Section 6.03 shall be effected without the written consent or the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Common Stock, such vote being taken at a meeting called for the purpose.

                                     III.

            Said amendment was adopted by vote of the shareholders on February 1, 1980.

                                      IV.

            A total of 4,535,755 shares of Common Stock of the Corporation were outstanding and entitled to vote on the amendment, the affirmative vote of at least two-thirds of which were required to adopt the amendment. The amendment was adopted by a vote of 3,116,840 shares of Common Stock or 68.7% of the outstanding shares.

            IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and its Corporate seal affixed and has caused the foregoing to be attested, all by its duly authorized officers, on the ??? day of ????, 1980.


                                            ATLANTA GAS LIGHT COMPANY


                                            By: /s/ [SIGNATURE APPEARS HERE]
                                               ---------------------------------
                                                President

     [CORPORATE SEAL]

Attest: /s/ [SIGNATURE APPEARS HERE]
       -------------------------------
       Secretary

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                           ATLANTA GAS LIGHT COMPANY



    Pursuant to the provisions of the Georgia Business Corporation Code, Atlanta Gas Light Company, a profit corporation organized and existing under the laws of the State of Georgia, has adopted amendments to the Articles of Incorporation (Charter) of said Corporation as follows:


                                      I.

     The name of the corporation is Atlanta Gas Light Company.


                                      II.

     The following amendments to the Articles of Incorporation were adopted by the shareholders of the Corporation in the manner prescribed by the Georgia Business Corporation Code:

     (a) Section 1.01 of the Articles of Incorporation (Charter) of said Corporation is hereby amended to read as follows:

                   Section 1.01. The maximum number of shares of capital stock of Atlanta Gas Light Company (hereinafter referred to as the "Company") authorized to be outstanding at any one time is as follows:

                10,000,000 shares of Common Stock of the par value of $5 per share.

                21,900 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock"),

                20,100 shares of 4.50% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.50% Preferred Stock"),

                20,100 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"),

                50,000 shares of 4.72% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.72% Preferred Stock"),

              10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "5% Preferred Stock"),

              80,000 shares of 8.32% Series Cumulative Preferred Stock of the par value of $100 per share,

              75,000 shares of 7.84% Series Cumulative Preferred Stock of the par value of $100 per share,

              245,000 shares of Cumulative Preferred Stock of the par value of $100 per share, and

              1,000,000 shares of Cumulative Preferred Stock of no par value with the amount of stated capital allocated to each share to be determined by the Board of Directors of the Company at the time of issue thereof, and with the maximum aggregate stated capital allocable to all such shares at any time outstanding of not more than $30,000,000.

              The designations, preferences, voting powers, restrictions, limitations and qualifications of the several classes or series of stock of Atlanta Gas Light Company shall be as set forth in the applicable provisions of this Charter (Articles of Incorporation), as amended, or as may be fixed by applicable statutory provisions, or as may from time to time be lawfully provided by resolution of the Board of Directors of the Company, provided, however, that no share of any such class or series of Preferred Stock shall be issued in violation of the terms of any other class or series of Preferred Stock then outstanding.

     (b) Section 6.03 of the Article of Incorporation (Charter) of said Corporation is hereby amended to read as follows:

              Section 6.03 Preemptive Rights. No holder of stock, or of rights
                           -----------------
         or options to purchase stock, of the Company of any class, as such, shall have any preemptive or preferential rights to purchase or subscribe to any shares of stock, or rights or options to purchase stock, of the Company of any class, whether now or hereafter authorized, or any obligations convertible into stock, or into rights or options to purchase stock of the Company (including any notes, bonds or other evidences of indebtedness to which are attached or with which are issued warrants or other rights to purchase any stock of the Company), issued or sold or any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may from time to time fix; and shares of stock, rights or options to purchase stock, or obligations convertible into stock or into rights or options to purchase stock, of the Company may from time to time be issued and sold to such parties, whether stockholders or others, as the Board of Directors in its sole discretion may determine, and in the event the Board of Directors determines to issue or sell any thereof to stockholders at any time, the same may be offered to holders of any class or classes of stock exclusively or to the holders of all classes of stock, and if offered to more than one class of stock, in such proportions as between said classes of stock, as the Board of Directors in its discretion may determine; provided, however, that if the Board of Directors shall at any time determine to offer for cash any shares of Common Stock, whether now or hereafter authorized (exclusive of any shares of Common Stock to be issued in connection with the Atlanta Gas Light Company Employees" Stock Ownership Plan, instituted as effective for the fiscal year ended September 30, 1978, any successor plan thereto, any dividend reinvestment plan including any feature for optional stock purchases, and any successor plan thereto and any other similar plan which may be adopted by the Board of Directors of the Company for the general benefit of the Company's shareholders and/or employees which involves the issuance of original issue Common Stock of the Company), or to offer for cash any securities convertible into Common Stock of the Company other than by a public offering of such shares or securities to or through underwriters or investment bankers who agree to make a public offering of such shares or securities, the right to purchase the same shall first be offered to the holders of record, on a date to be fixed by the Board of Directors for such purpose, of the outstanding shares of Common Stock, pro rata upon terms not less favorable to such holders than those upon which the Board of Directors shall authorize the issue of such shares or securities to others than holders of record of the Common Stock; and provided further, that the time within which the holders of record of the Common Stock may exercise such rights shall be determined by the Board of Directors but shall in no event be less than fourteen (14) days after the date of mailing of notice that such rights are available. No alteration, amendment or repeal of any of the provisions of this
         Section 6.03 shall be effected without the written consent or the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Common Stock, such vote being taken at a meeting called for the purpose.

                                     III.

The amendments were adopted by vote of the shareholders of the Corporation on February 4, 1983.

                                      IV.

     (a) A total of 4,631,714 shares of Common Stock of the Corporation were outstanding and entitled to vote on the amendment to Section 1.01 of the Articles of Incorporation (Charter), the affirmative vote of at least a majority of which were required to adopt the amendment. The amendment was adopted by a vote of 3,328,806 shares of Common Stock or 71.9% of the outstanding shares.

     (b) A total of 4,631,714 shares of Common Stock of the Corporation were outstanding and entitled to vote on the amendment to Section 6.03 of the Articles of Incorporation (Charter), the affirmative vote of at least two-thirds of which were required to adopt the amendment. The amendment was adopted by a vote of 3,144,714 shares of Common Stock or 67.9% of the outstanding shares.



     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and its corporate seal affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 14th day of February, 1983.


                                            ATLANTA GAS LIGHT COMPANY

                                            By: /s/ Joe T. LaBoon
                                               -----------------------------
                                               Joe T. LaBoon
                                               Title: President

ATTEST:

/s/ R. H. Woodward, Jr.
------------------------------
R. H. Woodward, Jr., Secretary

[SEAL APPEARS HERE]

                                     ARTICLES OF AMENDMENT
                                            TO THE
                                   ARTICLES OF INCORPORATION
                                              OF
                                   ATLANTA GAS LIGHT COMPANY


                        Pursuant to the provision of the Georgia Business
                   Corporation Code, Atlanta Gas Light Company, a profit corporation organized and existing under the laws of the State of Georgia, has adopted amendments to the Articles of Incorporation (Charter) of said Corporation as follows:

                                               I.

                        The name of corporation is Atlanta Gas Light Company.

                                               II.

                        The following amendments to the Articles of
                   Incorporation were adopted by the shareholders of the Corporation in the manner prescribed by the Georgia Business Corporation Code:

                        (a) Section 6.01 of the Articles of Incorporation
                   (Charter) of said Corporation is hereby amended to read as follows:


                                Section 6.01.  Voting Provisions.  At any
                                               -----------------
                        meeting of the holders of the Preferred Stock which shall be called for any purpose, pursuant to Section 4, the presence in person or by proxy of the holders of the majority of the issued and outstanding shares of all classes of Preferred Stock (or, in the case of a meeting of stockholders of less than all classes of Preferred Stock, a majority of the issued and outstanding shares of all such classes of Preferred Stock entitled to vote at such meeting) shall be necessary for a quorum, provided,however, that if such quorum shall not be obtained at such meeting or at any adjournment thereof within thirty (30) days from the date of the meeting as originally called, then the presence in person or by proxy of the holders of one-third of the issued and outstanding shares of the classes of Preferred Stock entitled to vote at the meeting shall be sufficient for a quorum.

                                Each holder of Preferred Stock, as to all
                        matters in respect of which such stock has voting power, shall be entitled to one vote for each share of stock standing in his name; provided that if there shall be several classes of Preferred Stock outstanding which have different par values per share or different amounts of stated capital allocated to shares of no par value, for the purposes of all votes or consents contemplated in
         Section 4 the class having the lowest par value or amount of stated capital per share shall be entitled to one vote per share and each other class of par or no par value Preferred Stock shall be entitled to a number of votes per share so that the number of votes for each share of any such class bears the same proportion to the par value per share of stated capital allocated per no par value share thereof as one vote per share bears per share to the shares having the lowest par value per share or amount of stated capital per no par value share.

              Subject to the voting rights expressly conferred upon the Preferred Stock by Section 4 and the voting rights of any other class of Junior Stock outstanding, the holders of Common Stock shall exclusively possess full voting rights for the election of Directors and for all other purposes and each holder shall be entitled to one vote for each share thereof standing in his name.

              Except as herein expressly provided, or mandatorily provided by the laws of Georgia, a quorum of any class or classes of stock entitled to vote as a class at any meeting shall consist of a majority of such class or classes, as the case may be, and a plurality vote of such quorum shall govern.

              No holders of any class of stock shall be entitled to receive notice of any meeting of holders of any other class of stock at which they are not entitled to vote.

    (b)  Section 6 of the Articles of Incorporation (Charter) of said

Corporation is hereby amended by adding the following provision:


              Section 6.07   Business Combinations With Related Persons.
                             -------- ------------ ---- ------- -------

                   (a)  Definitions.    The following definitions shall apply
                        -----------
              for purposes of this Section 6.07:

                   Affiliate.   An "Affiliate" of, or Person "affiliated with,"
                   ---------
a specified Person, is a Person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. The term "control" (including the terms "control-ling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                   Associate.  The term "Associate," when used to indicate a
                   ---------
relationship with any Persons,
means (1) any Person (other than this Company or a majority-owned subsidiary of this Company) of which such Person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities, (2) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity, and (3) any relative or spouse of such Person, or any relative of such spouse.

            Beneficial Owner. Any Person shall be deemed to be the "Beneficial Owner" of, or to beneficially own, any shares of stock of this Company.

       (1)  which it owns directly, whether or not of record, or

       (2) which it has the right to acquire pursuant to any agreement or understanding or upon the exercise of conversion rights, warrants or options or otherwise, whether or not presently exercisable, or

       (3) which are owned, directly or indirectly (including shares deemed to be owned through application of clause (2) above), by an Affiliate or Associate, or

       (4) as to which it has the sole or shared power to direct the voting or disposition, or

       (5) which are owned, directly or indirectly, by any other Person (including any shares which such other Person has the right to acquire pursuant to any agreement or understanding, or upon exercise of conversion rights, warrants or options or otherwise, whether or not presently exercisable) with which such person or its Affiliate or Associate has any agreement or arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of this Company.

       Business Combination.  The term "Business Combination" shall mean:
       -------- -----------

       (1) a merger or consolidation of this Company or any Subsidiary with or into any other Person, or of such other Person with or into this Company or any Subsidiary, or,

       (2) any sale, exchange, lease, mortgage, pledge, transfer or other disposition of all or any substantial part of the assets of this Company or an Subsidiary to any other Person, or

     (3) any sale, exchange, lease, mortgage, pledge, transfer or other disposition for value by any other Person of any assets to this Company or any Subsidiary in exchange for Outstanding Shares, or outstanding shares of any Subsidiary, where the result of such transaction is that such other Person is the Beneficial Owner of a majority of the Outstanding Shares, or

     (4) the liquidation or dissolution of the Company or any Subsidiary pursuant to a plan or proposal proposed by or on behalf of a Related Person.

     Continuing Director.  The term "Continuing Director" shall mean any member
     ---------- --------
of the Board of Directors who is not affiliated with a Related Person and was a director of the Company prior to the time a Related Person became such, and any successor to such Continuing Director who is not affiliated with a Related Person and was recommended by a majority of the Continuing Directors then on the Board of Directors, provided that at the time of such recommendation, Continuing Directors comprise a majority of the Board. If there is no Related Person, all members of the Board of Directors shall be deemed to be "Continuing Directors."

     Date of Determination.  The term "Date of Determination" shall mean
     ---- -- -------------
(1) the date on which a binding agreement (except for the fulfillment of conditions precedent, including, without limitations, votes of shareholders to approve such transaction) is entered into by this Company, as authorized by the Board of Directors, and another Person providing for any Business Combination, or (2) if such an agreement as referred to in (1) above is amended so as to make it less favorable to this Company or its shareholders, the date on which such amendment is entered into by the Company, as authorized by the Board of Directors, or (3) in cases where neither items (1) nor (2) shall be applicable, the record date for the determination of shareholders of this Company entitled to notice of and to vote upon the transaction in question. The Board of Directors shall have the power and duty to determine pursuant to the foregoing the Date of Determination as to any transaction for the purposes of
Section 6.07. Any such determination made by the Board of Directors in good faith shall be conclusive and binding for all purposes of Section 6.07.

     Fair Market Value.  The term "Fair Market Value" shall mean, as of any
     ---- ------ -----
date: (1) in the case of stock, either (a) the median of the averages of the daily high and low sale prices during the 30-day period immediately preceding such date of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed; or (b) if such stock is not listed on any such exchange, the median of the averages of the daily closing bid and closing asked quotations on the National Association of Securities Dealers Automated Quotations Systems ("NASDAQ") (or any successor system then in use), or the median of the averages of the daily high and low sales prices on the NASDAQ National Market System, if applicable, for such stock during the 30-day period preceding such date, or if no such quotations are then available, the fair market value as determined in good faith by a majority of the Continuing Directors; and (2) in the case of property other than cash or stock, the fair market value of such property on such date as determined in good faith by a majority of the Continuing Directors.

              Outstanding Shares. The term "Outstanding Shares" shall mean any
              ----------- ------
         issued shares of capital stock of the Company with the right generally to vote for the election of directors, but shall not include any shares (prior to issue) which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants, options or otherwise.

              Person. The term "Person" shall mean any individual, partnership,
              ------
         corporation, group or other entity (other than the Company, any Subsidiary of the Company or a trustee holding stock for the benefit of employees of the Company or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements). When two or more Persons act as a partnership, limited partnership, syndicate, association or other group for the purposes of acquiring, holding, voting or disposing of the Outstanding Shares, such partnership, syndicate, association, or group shall be deemed a "Person".

              Related Person. The term "Related Person" shall mean any Person
              ------- ------
         which, together with the Affiliates and Associates of such Person, is the Beneficial Owner as of the Date of Determination or immediately prior to the consummation of a Business Combination, or both, of at least that number of shares of stock of the Company equal to twenty percent (20%) of all of the Outstanding Shares, but does not include any one or a group of more than one Continuing Director. The term "Related Person" shall include the Affiliates and Associates of such Related Person.

              Subsidiary. The term "Subsidiary" shall mean any corporation of
              ----------
         which a majority of any class of equity security is owned, directly or indirectly, by the Company.

              Determination of the Application of Section 6.07. The Board of
              ------------- -- --  ----------- -- ------- ----
         Directors shall have the power and the duty to determine for the purposes of Section 6.07, on the basis of the information known to the Board of Directors, any fact determinable under Section 6.07 and the applicability of all definitions to transactions contemplated by Section 6.07, including but not limited to the following:

     (1) the number of shares of stock of the Company beneficially owned by a Person, and

     (2)  whether a Person is an Affiliate or Associate of another, and

     (3) the fair market value, to be determined pursuant to the definition of "Fair Market Value" contained in Section 6.07(a), of consideration other than cash received or to be received for Outstanding Shares.

     Any such determination shall be conclusive and binding for all purposes of
Section 6.07, provided, that such determination is approved by a majority of the
              --------
Continuing Directors then in office.

     (b)  Voting Requirements for Business Combinations with Related Persons.
          ------ ------------ --- -------- ------------ ---- ------- -------
Except as set forth in subparagraph (c) and (d) of this Section 6.07, if as of the Date of Determination with respect to any Business Combination, any Person that is a party to such Business Combination is a Related Person, the affirmative vote or consent of the holders of at least seventy-five percent (75%) of all of the Outstanding Shares shall be required to approve such Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise, and shall be in addition to any shareholder vote which would be required without reference to this Section 6.07.

     (c)  Nonapplicability of Special Voting Requirements. The provisions of
          ---------------- -- ------- ------ ------------
Section 6.07(b) shall not apply if all of the following conditions shall have
                                   ---
been met, provided, however, that nothing contained in Section 6.07 shall be
          --------
construed to relieve any Related Person from any fiduciary obligation imposed by law:

     (1) The consideration to be received by the Company or per share by holders of Outstanding Shares shall be in cash or in the same form as the consideration given by the Related Person in acquiring Outstanding Shares at any time during the period commencing on the date of the first acquisition by such Related Person of any Outstanding Shares and ending on and including the date upon which the Related Person became a Related Person. If the Related Person paid for Outstanding Shares with varying forms of consideration, the form of consideration to be received by the Company or per share by holders of Outstanding Shares shall be either cash or the form of consideration used to acquire the largest number of Outstanding Shares acquired by the Related Person during such period.

(2) The Fair Market Value of the consideration received in such Business Combination by the Company (analyzed on a per share basis) or per share by holders of Outstanding Shares is not less than the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) paid by such Related Person in acquiring any of its holdings of Outstanding Shares.

(3)  The ratio of:

     (i) the Fair Market Value of the consideration to be received in such Business Combination by the Company (analyzed on a per share basis) or per share by holders of Outstanding Shares to

    (ii) the per share market price of Outstanding Shares immediately prior to the announcement of the Business Combination is a least as great as the ratio of

   (iii) the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) which such Related Person has paid for any of the Outstanding Shares acquired by it prior to the Date of Determination, to

    (iv) the per share market price of Outstanding Shares immediately prior to the initial acquisition by such Related Person of any Outstanding Shares.

(4) If the Related Person is a corporation, the Fair Market Value of the consideration to be received in such Business Combination by the Company (analyzed on a per share basis) or per share by holders of Outstanding Shares shall not be less than the earnings per share of Outstanding Shares during the four full consecutive fiscal quarters immediately preceding the Date of Determination multiplied by the highest price/earnings multiple of such Related Person, as customarily computed and reported in the financial community, attained by such Related Person during the five fiscal years immediately preceding such Date of Determination;

(5) The Fair Market Value of the consideration to be received in such Business Combination by the Company (analyzed on a per share basis) or per share by holders of Outstanding Shares shall be not less than the sum of:

     (i) the higher of (A) the highest gross per share price paid or agreed to be paid by the Related Person to acquire any of the Outstanding Shares of the Company beneficially owned by such Related Person or (B) the highest per share market price for such Outstanding Shares since the Related Person became a Related Person, plus

    (ii) an amount equal to the highest price/earnings multiple of the Company, as customarily computed and reported in the financial community, attained by the Company during the five fiscal years immediately preceding the Date of Determination multiplied by the aggregate amount, if any, by which 10% of such higher per share price determined under (i) above exceeds the smallest quarterly common stock dividend per share (annualized) paid in cash since the date on which such Related Person became a Related Person;

(6) The Fair Market Value of the consideration to be received in such Business Combination by the Company (analyzed on a per share basis) or per share by holders of Outstanding Shares shall be not less than the per share book value of Outstanding Shares at the end of the most recent fiscal year preceding the Date of Determination, calculated in accordance with generally accepted accounting methods;

(7) After such Related Person has become a Related Person and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any dividends (whether or not cumulative) on any outstanding Preferred Stock of the Company; and (ii) there shall have been (A) no reduction in the annual dividend from that most recently paid on Outstanding Shares (except as necessary to reflect any subdivision of the Outstanding Shares through stock dividend, stock split, or otherwise), except as approved by a majority of the Continuing Directors, and (B) an increase in such annual dividend as necessary to reflect any reclassification (including a reserve stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of Outstanding Shares, unless the failure so to increase such annual dividend is approved by a majority of the Continuing Directors.

     (8) After such Related Person has become a Related Person, such Related Person shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Company) of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Company or a Subsidiary, whether in anticipation of or in connection with such Business Combination or otherwise.


     (d)      Approval by Continuing Directors. The provisions of Section 6.07
              -------- -- ---------- ---------
(b) and (c) shall not be applicable to any particular Business Combination or other event covered thereby, and such Business Combination or other event covered thereby shall require only such affirmative vote as is required by law and by any other provision of these Articles of Incorporation, if both of the following conditions with respect to such Business Combination or other event shall have been satisfied: (i) the Business Combination or other event shall have been approved by a majority of the Continuing Directors; and (ii) at the time of such approval, Continuing Directors comprised at least a majority of the Board of Directors.

     (e)      Amendment. The affirmative vote of shareholders required to alter,
              ---------
amend or repeal this Section 6.07, or to alter, amend or repeal any other provision of the Articles of Incorporation of the Company in any respect which would or might have the effect, directly or indirectly, of modifying, permitting any action inconsistent with, or permitting circumvention of, this Section 6.07 (including, but not limited to, any amendment of the Articles of Incorporation which would effect a reclassification of any securities of this Company which has the effect, directly or indirectly, of increasing the proportionate share of Outstanding Shares, or outstanding shares of any Subsidiary, beneficially owned by a Related Person), shall be at least seventy-five percent (75%) of all of the Outstanding Shares; provided, however, that if such proposed alteration,
                           --------
amendment or repeal is approved by a majority of the Continuing Directors and at the time of such approval Continuing Directors comprise at least a majority of the Board of Directors, then such proposed alteration, amendment or repeal shall require for approval only such affirmative vote as is required by law and by any other provision of these Articles of Incorporation. The 75% affirmative vote provided for above shall be in addition to any shareholder vote which would be required without reference to this
         Section 6.07.

     (c) Section 6 of the Articles of Incorporation (Charter) of said Corporation is further amended by adding the provision which follows:

              Section 6.08.  Amendment of the By-Laws.
                             --------- -- --- -------

              (a) No action shall be taken by the shareholders with respect to altering, amending or repealing the By-Laws of the Company except by the affirmative vote of the holders of at least two-thirds (66-2/3%) of all of the Outstanding Shares. Such affirmative vote shall be in addition to any shareholder vote which would be required without reference to this Section 6.08.

              (b) Amendment. The affirmative vote of shareholders required to
                  ---------
         alter, amend or repeal this Section 6.08, or to alter, amend or repeal any other provision of the Articles of Incorporation of the Company in any respect which would or might have the effect, directly or indirectly, of modifying, permitting any action inconsistent with, or permitting circumvention of, this Section 6.08 shall be at least two-thirds (66-2/3%) of all of the Outstanding Shares, excluding from the number of shares deemed to be Outstanding Shares for purposes of such vote to amend, alter or repeal this section, all shares beneficially owned by a Related Person (but such shares will be deemed to be Outstanding Shares for purposes of determining whether a quorum is present at the meeting); provided, however, that if such proposed
                                  --------
         alteration, amendment or repeal is approved by a majority of the Continuing Directors and at the time of such approval Continuing Directors comprise at least a majority of the Board of Directors, then such proposed alteration, amendment or repeal shall require for approval only such affirmative vote as is required by law and by any other provision of these Articles of Incorporation. The 66 2/3% affirmative vote provided for herein shall be in addition to any shareholder vote which would be required without reference to this
         Section 6.08.

              (c) The definitions set forth in Section 6.07(a) as submitted at the Annual Meeting of Shareholders held on February 1, 1995 are incorporated by reference herein.

                                     III.

     The amendments were adopted by vote of the shareholders of the Corporation on February 1, 1985.

                                      IV.

     (a) A total of 7,701,255 shares of Common Stock of the Corporation were outstanding and entitled to vote on the amendment to Section 6.01 of the Articles of Incorporation (Charter). The affirmative vote of at least 3,850,628 shares of Common Stock was required to adopt the amendment. The amendment was adopted by a vote of 4,289,279 shares of Common Stock, or 55.7% of the outstanding shares.

     (b) A total of 7,701,255 shares of Common Stock of the Corporation were outstanding and entitled to vote on the amendment which adds Section 6.07 to the Articles of Incorporation (Charter). The affirmative vote of at least 3,850,628 shares of Common Stock were required to adopt the amendment. The amendment was adopted by a vote of 4,264,451 shares of Common Stock, or 55.4% of the outstanding shares.

     (c) A total of 7,701,255 shares of Common Stock of the Corporation were outstanding and entitled to vote on the amendment which adds Section 6.08 to the Articles of Incorporation (Charter). The affirmative vote of at least 3,850,628 shares of Common Stock were required to adopt the amendment. The amendment was adopted by a vote of 4,300,511 shares of Common Stock, or 55.8% of the outstanding shares.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and its corporate seal affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 16th day of February,
                                                       ----
1985.


                                         ATLANTA GAS LIGHT COMPANY


                                         By: /s/ Joe T. LaBoon
                                            ------------------------
                                            Joe T. LaBoon
                                            Title: President


ATTEST:


/s/ R. H. Person
-------------------------------
R. H. Person, Secretary

[SEAL APPEARS HERE]

                             ARTICLES OF AMENDMENT
                                    TO THE
                          ARTICLES OF INCORPORATION
                                      OF
                           ATLANTA GAS LIGHT COMPANY


        Pursuant to the provisions of the Georgia Business Corporation Code, Atlanta Gas Light Company, a profit corporation organized and existing under the laws of the State of Georgia, has adopted an amendment to the Articles of Incorporation (Charter) of said Corporation as follows:

                                      I.

           The name of the corporation is Atlanta Gas Light Company.

                                      II.

        The following amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation in the manner prescribed by the Georgia Business Corporation Code:

             Section 1.01 of the Articles of Incorporation (Charter) of said Corporation is hereby amended to read as follows:

                      Section 1.01. The maximum number of shares of capital
                stock of Atlanta Gas Light Company (hereinafter referred to as the "Company") authorized to be outstanding at any one time is as follows:

                        30,000,000 shares of Common Stock of the par value of $5 per share.

                        21,900 shares of 4.44% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.44% Preferred Stock"),

                        20,000 shares of 4.50% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.50% Preferred Stock"),

                        20,100 shares of 4.60% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.60% Preferred Stock"),

                        50,000 shares of 4.72% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.72% Preferred Stock").

               10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "5% Preferred Stock").

               80,000 shares of 8.32% Series Cumulative Preferred Stock of the par value of $100 per share.

               75,000 shares of 7.84% Series Cumulative Preferred Stock of the par value of $100 per share,

               145,000 shares of Cumulative Preferred Stock of the par value of $100 per share, and

               1,000,000 shares of Cumulative Preferred Stock of no par value with the amount of stated capital allocated to each share to be determined by the Board of Directors of the Company at the time of issue thereof, and with the maximum aggregate stated capital allocable to all such shares at any time outstanding of not more than $30,000,000.

               The designations, preference, voting powers, restrictions, limitations and qualifications of the several classes or series of stock of Atlanta Gas Light Company shall be as set forth in the applicable provisions of this Charter (Articles of Incorporation), as amended, or as may be fixed by applicable statutory provisions, or as may from time to time be lawfully provided by resolution of the Board of Directors of the Company, provided, however, that no share of any such class or series of Preferred Stock shall be issued in violation of the terms of any other class or series of Preferred Stock then outstanding.

                                     III.

     The amendment was adopted by vote of the shareholders of the Corporation on February 7, 1986.

                                      IV.

A total of 7,806,613 shares of Common Stock of the Corporation were outstanding and entitled to vote on the amendment, the affirmative vote of at least 3,903,308 of which were required to adopt the amendment. The amendment was adopted by a vote of 5,483,999 shares of Common Stock.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and its corporate seal affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 25th day of February,
                                                       ----
1986.

                                       ATLANTA GAS LIGHT COMPANY


                                       By:  /s/ Joe T. LaBoon
                                          --------------------------------------
                                          Joe T. LaBoon,
                                          Chairman of the Board

ATTEST:


/s/ R. H. Person
--------------------------------
R. H. Person, Secretary

(SEAL)

                             ARTICLES OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION
                                      OF
                           ATLANTA GAS LIGHT COMPANY


                                      I.

     The name of the corporation is Atlanta Gas Light Company (the "Company").

                                      II.

     On February 15, 1988, the holders of the Common Stock, $5.00 par value per share (the "Common Stock"), of the Company adopted an amendment (the "Amendment") to the Articles of Incorporation of the Company which added a new
Section 6.01B to the Articles of Incorporation. The text of the Amendment is set forth in Article IV hereof.

                                      III.

     On the record date, there were 18,822,738 shares of Common Stock outstanding and entitled to vote, and the affirmative vote of a majority (9,411,370) of the outstanding shares was required to adopt the Amendment. The affirmative vote of 14,279,795 shares, constituting a majority of the outstanding shares of Common Stock, was cast for the Amendment. No shares of any class of stock other than the Common Stock were entitled to vote on the Amendment.

                                      IV.

     The Amendment eliminated the personal monetary liability of Directors of the Company for breaches of certain of their fiduciary duties as Directors to the full extent allowed by Georgia law, as follows:

         Section 6.01B  Director Liabilities.  A Director of the Company shall
                        --------------------
     not be personally liable to the Company or its shareholders for monetary damages for breach of his duty of care or other duty as a Director, except for liability (i) for any appropriation, in violation of his duties, of any business opportunity of the Company; (ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the types of liability set forth in Section 14-2-154 of the Official

         Code of Georgia Annotated or successor provisions; or (iv) for any transaction from which the Director derives an improper personal benefit. If the Official Code of Georgia Annotated is amended after approval by the shareholders of this Section to authorize corporate action further limiting the personal liability of Directors, then the liability of a Director of the Company shall be limited to the fullest extent permitted by the Official Code of Georgia Annotated, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a Director of the Company existing at the time of such repeal or modifications.

         IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be executed by its Senior Vice President-Finance and its corporate seal to be hereunto affixed and to be attested by its Secretary, this 11th day of May, 1988.

                                           ATLANTA GAS LIGHT COMPANY

                                           By: /s/ B. Lloyd Fackler
                                              ----------------------------------
                                              B. Lloyd Fackler
                                              Senior Vice President-Finance

[SEAL]                                     Attest: /s/ K. R. McKinley
                                                  ------------------------------
                                                  K. R. McKinley
                                                  Secretary

                            ARTICLES OF CORRECTION
                                      OF
                           ATLANTA GAS LIGHT COMPANY


        The Articles of Correction of Atlanta Gas Light Company, a Georgia corporation (the "Company"), are filed pursuant to Section 14-2-5 of the Official Code of Georgia Annotated to correct the below-described record of corporate action.

        On May 11, 1988, the Company filed Articles of Amendment with the Secretary of State. Article II of said Articles of Amendment inaccurately states that the date of shareholder action was February 15, 1988.

        Article II of said Articles of Amendment hereby is corrected to read as follows:


                                     "II.

        On February 5, 1988, the holders of the Common Stock, $5.00 par value per share (the "Common Stock"), of the Company adopted an amendment (the "Amendment") to the Articles of Incorporation of the Company which added a new
Section 6.01B to the Articles of Incorporation. The text of the Amendment is set forth in Article IV hereof."

        IN WITNESS WHEREOF, the Company has caused these Articles of Correction to be executed by its Senior Vice President-Finance and its corporate seal to be hereunto affixed and to be attested by its Secretary, this 9th day of June, 1988.

                `                       ATLANTA GAS LIGHT COMPANY

                                        By:  /s/ B. Lloyd Fackler
                                           ------------------------------
                                            B. Lloyd Fackler
                                            Senior Vice President-Finance


                                        Attest: /s/ K. P.McKinley
                                               --------------------------
                                               K.P. McKinley
                                               Secretary

[SEAL]

                         ARTICLES OF AMENDMENT TO THE
                         ARTICLES OF INCORPORATION OF
                           ATLANTA GAS LIGHT COMPANY

        Pursuant to Section 14-2-1003 of the Official Code of Georgia Annotated (the "Code"), the Board of Directors of Atlanta Gas Light Company, a Georgia Corporation (the "Company"), recommended amendments to the Company's Articles of Incorporation (the "Articles") to the Shareholders of the Company at the
Company's annual meeting of Shareholders, held February 2, 1990.   At the
meeting, the Shareholders duly approved and adopted each of the following amendments in accordance with the provisions of Code Section 14-2-1003:

                                      I.

        Section 4.04(B)(i) of the Company's Articles was deleted and Sections 4.04(B)(ii) and 4.04(B)(iii) were redesignated as Sections 4.04(B)(i) and 4.04(B)(ii), respectively. As amended, Section 4.04(B) provides as follows:

        "Section 4.04.  Restrictions on Corporate Action.

        (B) So long as any Preferred Stock is outstanding, the Company shall not, without the consent (given in writing without a meeting or by vote in person or by proxy at a meeting called for the purpose) of the holders of a majority of the aggregate number of shares of all classes of Preferred Stock entitled to vote then outstanding

                (i) Merge or consolidate with or into any other corporation or corporations unless such merger or consolidation, or the issuance and assumption of all securities to be issued or assumed in connection with any such merger or consolidation, shall have been ordered, approved or permitted by a regulatory authority of the United States of America or of the State of Georgia having jurisdiction in the premises; provided that the provisions of this clause (i) shall not apply to a purchase or other acquisition by the Company of franchises or assets of another corporation, in any manner which does not involve a merger or consolidation; or

                (ii) Sell, lease or otherwise dispose of (except by merger or consolidation) all or substantially all of its property to any person."


                                      II.

        Section 6.01B of the Articles was amended to limit the liability of directors to the extent permitted by the Code, and as amended provides as follows:

        "Section 6.01B. Director Liabilities. A Director of the Company shall not be personally liable to the Company or its shareholders for monetary damages for breach of his duty of care or other duty as a Director, except for liability
(i) for any appropriation, in violation
of his duties, of any business opportunity of the Company; (ii) for any acts or omissions which involve intentional misconduct or a knowing violation of law;
(iii) for the types of liability set forth in Section 14-2-832 of the Official Code of Georgia Annotated or successor provisions; or (iv) for any transaction from which the Director derives an improper personal benefit. If the Official Code of Georgia Annotated is amended after approval by the shareholders of this Section to authorize corporate action further limiting the personal liability of Directors, then the liability of a Director of the Company shall be limited to the fullest extent permitted by the Official Code of Georgia Annotated, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a Director of the Company existing at the time of such repeal or modification."

                                     III.

     Section 6.07 of the Articles was amended to extend its coverage to certain additional types of business combinations. As amended, Section 6.07 provides as follows:

     "Section 6.07. Business Combinations with Related Persons.

     (a) Definitions. The following definitions shall apply for purposes of this Section 6.07:

          Affiliate. An "Affiliate" of, or Person "affiliated with," a specified Person, is a Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a specified Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise and the beneficial ownership of shares representing ten percent (10%) or more of the votes entitled to be cast by the Corporation's voting shares shall create an irrebuttable presumption of control.

          Associate. The term "Associate," when used to indicate a relationship with any Person, means (1) any Person (other than this Company or a subsidiary of this Company) of which such Person is an officer, director or partner or is the Beneficial Owner of ten percent (10%) or more of any class of equity securities, (2) any trust or other estate in which such Person has a beneficial interest of ten percent (10%) or more or as to which such Person serves as a trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person.

          Beneficial Owner. A Person shall be considered to be the "Beneficial Owner" of any equity securities of this Company;

          (1) which such Person or any of such Person's Affiliates or Associates owns, directly or indirectly;

     (2) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has (y) the right to acquire, whether such right is exercisable immediately or only after the passage of time, agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise; or (z) the right to vote pursuant to any agreement, arrangement, or understanding;

     (3) which are owned, directly or indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of equity securities of this Company.

     Business Combination.  The Term 'Business Combination' shall mean:

     (1) a merger or consolidation of this Company or any Subsidiary with or into any other Person, or of such other Person with or into this Company or any Subsidiary, or

     (2) any sale, exchange, lease, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, of the assets of this Company or any Subsidiary having an aggregate book value as of the end of the Company's most recently ended fiscal quarter of ten percent (10%) or more of the net assets of the Company to any other Person, or

     (3) any sale, exchange, lease, mortgage, pledge, transfer or other disposition for value by any other Person of any assets to this Company or any Subsidiary in exchange for Outstanding Shares, or outstanding shares of any Subsidiary, where the result of such transaction is that such other Person is the Beneficial Owner of a majority of the Outstanding Shares, or

     (4) the liquidation or dissolution of the Company or any Subsidiary proposed by or on behalf of a Related Person, or

     (5) any share exchange in which the shares of Common Stock of the Company or of any Subsidiary having an aggregate book value as of the end of the Company's most recently ended fiscal quarter of ten percent (10%) or more of the net assets of the Company are exchanged for shares, other securities, cash or other property, or

     (6) any amendment of these Articles of Incorporation which would effect a reclassification of any securities of this Company, (including a reverse stock split or the equivalent thereof) or any merger of the Company with any of its Subsidiaries, which has the effect, directly or indirectly, of increasing the proportionate share of any class of the Outstanding Shares of the Company or any Subsidiary beneficially owned by a Related Person.

        Continuing Director. The term "Continuing Director" shall mean any member of the Board of Directors who is not a Related Person or an Affiliate or Associate of a Related Person or of any such Affiliate or Associate, or a representative of a Related Person or of any such Affiliate or Associate, and was a Director of the Company prior to the time a Related Person became such, and any successor to such Continuing Director who is not an Affiliate or Associate of a Related Person and was recommended by a majority of the Continuing Directors then on the Board of Directors, provided that at the time of such recommendation, Continuing Directors comprise a majority of the Board. If there is no Related Person, all members of the Board of Directors shall be deemed to be "Continuing Directors."

        Date of Determination. The term "Date of Determination" shall mean (1) the date on which a binding agreement (except for the fulfillment of conditions precedent, including, without limitation, votes of shareholders to approve such transaction) is entered into by this Company, as authorized by the Board of Directors, and another Person providing for any Business Combination, or (2) if such an agreement as referred to in item (1) above is amended so as to make it less favorable to this Company or its shareholders, the date on which such amendment is entered into by the Company, as authorized by the Board of Directors, or (3) in cases where neither items (1) nor (2) shall be applicable, the record date for the determination of shareholders of this Company entitled to notice of and to vote upon the transaction in question. The Board of Directors shall have the power and duty to determine pursuant to the foregoing the Date of Determination as to any transaction for purposes of this Section
6.07. Any such determination made by the Board of Directors in good faith shall be conclusive and binding for all purposes of Section 6.07.

        Fair Market Value. The term "Fair Market Value" shall mean, as of any date: (1) in the case of stock, either (a) the median of the averages of the daily high and low sale prices during the 30-day period immediately preceding such date of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed; or (b) if such stock is not listed on any such exchange, the median of the averages of the daily closing bid and closing asked quotations on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") (or any successor system then in use), or the median of the averages of the daily high and low sales prices on the NASDAQ National Market System, if applicable, for such stock during the 30-day period preceding such date, or if no such quotations are then available, the fair market value as determined in good faith by a majority of the Continuing Directors; and (2) in the case of property other than cash or stock, the fair market value of such property on such date as determined in good faith by a majority of the Continuing Directors.

        Outstanding Shares. The term "Outstanding Shares" shall mean any issued shares of capital stock of the Company with the right generally to vote for the election of directors, but shall not include any shares (prior to issue) which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants, options or otherwise.

        Person. The term 'Person' shall mean any individual, partnership, corporation, group or other entity (other than the Company, any Subsidiary of the Company or a trustee holding stock for the benefit of employees of the Company or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements). When two or more Persons act as a partnership, limited partnership, syndicate, association or other group for the purposes of acquiring, holding, voting or disposing of the Outstanding Shares, such partnership, syndicate, association, or group shall be deemed a 'Person.'

        Related Person. The term 'Related Person' shall mean any Person which, together with the Affiliates and Associates of such Person, is the Beneficial Owner as of the Date of Determination or immediately prior to the consummation of a Business Combination, or both, of at least that number of shares of stock of the Company equal to twenty percent (20%) of all of the Outstanding Shares, but does not include any one or a group of more than one Continuing Director. The term 'Related Person' shall include the Affiliates and Associates of such Related Person.

        Subsidiary. The term 'Subsidiary' shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Company.

        Determination of the Application of Section 6.07. The Board of Directors shall have the power and the duty to determine for the purposes of
Section 6.07 on the basis of the information known to the Board of Directors, any fact determinable under Section 6.07 and the applicability of all definitions to transactions contemplated by Section 6.07, including but not limited to the following:

        (1)  the number of shares of stock of the Company owned by a Person, and

        (2)  whether a Person is an Affiliate or Associate of another, and

        (3) the fair market value, to be determined pursuant to the definition of 'Fair Market Value' contained in this Section 6.07(a), of consideration other than cash received or to be received for Outstanding Shares.

        Any such determination shall be conclusive and binding for all purposes of Section 6.07, provided that such determination is approved by a majority of the Continuing Directors then in office.

        (b) Voting Requirements for Business Combinations with Related Persons. Except as set forth in subparagraph (c) and (d) of this

Section 6.07, if as of the Date of Determination with respect to any Business Combination, any Person that is a party to such Business Combination is a Related Person, the affirmative vote or consent of the holders of at least seventy-five percent (75%) of all Outstanding Shares shall be required to approve such Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise, and shall be in addition to any shareholder vote which would be required without references to this Section 6.07.

         (c)  Nonapplicability of Special Voting Requirements. The provisions of
Section 6.07(b) shall not apply if all of the following conditions shall have been met, provided, however, that nothing contained in this Section 6.07 shall be construed to relieve any Related Person from any fiduciary obligation imposed by law:

              (1) The consideration to be received by the Company or per share by holders of Outstanding Shares shall be in cash or in the same form as the consideration given by the Related Person in acquiring Outstanding Shares at any time during the period commencing on the date of the first acquisition by such Related Person of any Outstanding Shares and ending on and including the date upon which the Related Person became a Related Person. If the Related Person paid for Outstanding Shares with varying forms of consideration, the form of consideration to be received by the Company or per share by holders of Outstanding Shares shall be either cash or the form of consideration used to acquire the largest number of Outstanding Shares acquired by the Related Person during such two-year period.

              (2) The Fair Market Value of the consideration received in such Business Combination by the Company (analyzed on a per share basis) or per share by holders of Outstanding Shares is not less than the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) paid by such Related Person in acquiring any of its holdings of Outstanding Shares.

              (3)  The ratio of:

                   (i) the Fair Market Value of the consideration to be received in such Business Combination by the Company (analyzed on a per share basis) or per share by holders of Outstanding Shares to

                   (ii) the per share market price of Outstanding Shares
              immediately prior to the announcement of the Business Combination is at least as great as the ratio of

                   (iii) the highest per share price (including brokerage
              commissions, transfer taxes and soliciting dealers' fees) which such Related Person has paid for any of the Outstanding Shares acquired by it prior to the Date of Determination, to

     (iv) the per share market price of Outstanding Shares immediately prior to the initial acquisition by such Related Person of any Outstanding Shares.

   (4) If the Related Person is a corporation, the Fair Market Value of the consideration to be received in such Business Combination by the Company (analyzed on a per share basis) or per share holders of Outstanding Shares shall be not less than the earnings per share of Outstanding Shares during the four full consecutive fiscal quarters immediately preceding the Date of Determination for solicitation of votes on such Business Combination multiplied by the then price/earnings multiple (if any) of such Related Person as customarily computed and reported in the financial community;

   (5) The Fair Market Value of consideration to be received in such Business Combination by the Company (analyzed on a er share basis) or per share by holders of Outstanding Shares shall be not less than the sum of:

     (i) the higher of (A) the highest gross per share price paid or agreed to be paid by the Related Person to acquire any of the Outstanding Shares of the Company beneficially owned by such Related Person or (B) the highest per share market price for such Outstanding Shares since the Related Person became a Related Person, plus

     (ii) an amount equal to the highest price/earnings multiple of the Company, as customarily computed and reported in the financial community, attained by the Company during the five fiscal years immediately preceding the Date of Determination multiplied by the aggregate amount, if any, by which 10% of such higher per share price determined under (i) above exceeds the smallest quarterly common stock dividend per share (annualized) paid in cash since the date on which such Related Person became a Related Person;

   (6) The Fair Market Value of the consideration to be received in such Business Combination by the Company (analyzed on a per share basis) or per share by holders of Outstanding Shares shall not be less than the per share book value of Outstanding Shares at the end of the most recent fiscal year preceding the Date of Determination, calculated in accordance with generally accepted accounting methods;

   (7) After such Related Person has become a Related Person and prior to the consummation of such Business Combination: (i) except as approved by two-thirds of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any dividends (whether or not cumulative) on any outstanding Preferred Stock of the Company; and (ii) there shall have been (A) no reduction in the annual dividend from that most recently paid on Outstanding Shares (except as necessary to reflect any subdivision of the Outstanding Shares through stock dividend, stock split, or otherwise), except as approved by two-thirds of the Continuing Directors, and (B) an increase in such annual dividend as necessary to reflect any reclassification (including a reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of Outstanding Shares, unless the failure so to increase such annual dividend is approved by two-thirds of the Continuing Directors;

        (8) After such Related Person has become a Related Person, such Related Person shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Company) of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Company, whether in anticipation of or in connection with such Business Combination or otherwise.

     (d) Approval by Continuing Directors. The provisions of Section 6.07(b) and (c) shall not be applicable to any particular Business Combination or other event covered thereby, and such Business Combination or other event covered thereby shall require only such affirmative vote as is required by law and by any other provision of these Articles of Incorporation, if both of the following conditions with respect to such Business Combination or other event shall have been satisfied: (i) the Business Combination or other event shall have been approved by two-thirds of the Continuing Directors; and (ii) at the time of such approval, Continuing Directors comprised at least a majority of the Board of Directors.

     (e) Amendment. The affirmative vote of shareholders required to alter, amend or repeal this Section 6.07, or to alter, amend, or repeal any other provision of the Articles of Incorporation of the Company in any respect which would or might have the effect, directly or indirectly, of modifying, permitting any action inconsistent with, or permitting circumvention of, this
Section 6.07 (including, but not limited to, any amendment of the Articles of Incorporation which would effect a reclassification of any securities of this Company which has the effect, directly or indirectly, of increasing the proportionate share of Outstanding Shares, or outstanding shares of any Subsidiary, beneficially owned by a Related Person), shall be at least seventy-five percent (75%) of all of the Outstanding Shares; provided, however,
                                                             --------
that if such proposed alteration, amendment or repeal is approved by two-thirds of the Continuing Directors and at the time of such approval Continuing Directors comprise at least a majority of the Board of Directors, then such proposed alteration, amendment or repeal shall require for approval only such affirmative vote as is required by law and by any other provision of these Articles of Incorporation. The 75% affirmative vote provided for above shall be in addition to any shareholder vote which would be required without reference to this Section 6.07."

                                      IV.

     New Section 6.09 was added to the Articles and provides as follows:

     "Section 6.09. Business Combination Statute. For purposes of any By-Law adopted by the Company pursuant to Sections 14-2-1131 to 1133, inclusive, of the Official Code of Georgia Annotated (the 'Code'), as now in effect and as from time to time amended, the term 'business combination' shall mean, in addition to the transactions described in those Code Sections, any share exchange with any interested shareholder, or any affiliate of an interested shareholder,as defined in Section 14-2-1110 of the Official Code of Georgia Annotated, as now in effect and as from time to time amended, or any other corporation, whether or not itself an interested shareholder, which is, or after the share exchange would be, an affiliate of an interested shareholder that was an interested shareholder prior to the consummation of the transaction."


                                      V.

     New Section 6.10 was added to the Articles and provides as follows:

     "Section 6.10.  Restoration of Appraisal Rights.

     (a) A record shareholder of the Corporation is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the business combinations described in subclauses (1), (2), (4), (5) or (6) of the clause entitled 'Business Combination' of Section 6.07(a), with a Related Person (as defined in the clause entitled 'Related Person' of Section 6.07(a)) unless such transaction is approved by the Board of Directors in the manner prescribed in subsection (d) of Section 6.07.

     (b) For purposes of this Section a 'record shareholder' shall mean any person in whose name shares are registered in the records of the Corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the Corporation."

     IN WITNESS WHEREOF, the undersigned executed this document on the 20th day of February, 1990.


                                                  /s/ K.R. McKinley
                                                  ------------------------------
                                                  K.R. McKinley
                                                  Corporate Secretary

                             ARTICLES OF AMENDMENT
                                     TO THE
                      ARTICLES OF INCORPORATION (CHARTER)
                                       OF
                           ATLANTA GAS LIGHT COMPANY


                                       I.

     The name of the corporation is:  Atlanta Gas Light Company.

                                      II.

     Effective the date hereof, pursuant to Sections 1.01 and 3.05 of the Articles of Incorporation (Charter) of Atlanta Gas Light Company (the "Company") and Section 14-2-602 of the Georgia Business Corporation Code, Section 3 of the Charter of the Company hereby is amended to add the following as new Sections 3.04B and 3.04C to create a new series of Cumulative Preferred Stock, par value of $100 per share, and a new series of Cumulative Preferred Stock, no par value per share:

     "SECTION 3.04B. 7.70% SERIES $100 PAR VALUE CUMULATIVE PREFERRED STOCK. The Company shall have the authority to issue 145,000 shares of $100 par value
     7.70% Series Cumulative Preferred Stock (the "7.70% Series Preferred Stock"), which shall have the following preferences limitations and relative rights:

     (1)  CUMULATIVE DIVIDENDS.

          The holders of 7.70% Series Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative dividends per share at the rate of 7.70% per annum on the par value thereof, payable quarterly on the first day of March, June, September and December in each year. Dividends on shares of 7.70% Series Preferred Stock shall commence to accrue and shall be cumulative from and including the date of issuance and shall cease to accrue on and after the date fixed for redemption pursuant to paragraph (3) of this Section 3.04B.

          So long as any shares of 7.70% Series Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 7.70% Series Preferred Stock and of any other class or series of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 7.70% Series Preferred Stock shall not bear interest.

     (2)  LIQUIDATION.

          In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 7.70% Series Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02 of the Charter of the Company, as amended.

     (3)  OPTIONAL REDEMPTION.

          The Company may at its option expressed by resolution of the Board of Directors redeem all or part of the 7.70% Series Preferred Stock in the manner provided in Section 4.03(A) of the Charter of the Company, as amended, at any time and from time to time on or after September 1, 1997. The per share redemption price shall be equal to the par value per share of the 7.70% Series Preferred Stock plus an amount equal to the accumulated but unpaid dividends thereon up to but not including the date fixed for redemption.

          All shares of the 7.70% Series Preferred Stock at any time redeemed pursuant to this subparagraph (3) shall be retired and canceled and thereafter shall be deemed to be authorized but unissued shares of Cumulative Preferred Stock of the par value of $100 per share.

     (4)  VOTING POWERS.

          Except as otherwise provided by law or as specifically provided by Sections 4 and 6 of the Charter of the Company, the shares of 7.70% Series Preferred Stock shall have no voting rights.

          SECTION 3.04C. 7.70% SERIES NO PAR VALUE CUMULATIVE PREFERRED STOCK (STATED VALUE $100 PER SHARE). The Company shall have the authority to issue 300,000 shares of no par value 7.70% Series Cumulative
     Preferred Stock (the "7.70% No Par Preferred Stock"), which shall have the following preferences limitations and relative rights:

     (1)  STATED VALUE.

          The stated value of, and the stated capital allocated to, the 7.70% No Par Preferred Stock shall be $100 per share.

     (2)  CUMULATIVE DIVIDENDS.

          The holders of 7.70% No Par Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative dividends per share at the rate of 7.70% per annum on the stated value thereof, payable quarterly on the first day of March, June, September and December in each year. Dividends on shares of 7.70% No Par Preferred Stock shall commence to accrue and shall be cumulative from and including the date of issuance and shall cease to accrue on and after the date fixed for redemption pursuant to paragraph (4) of this Section 3.04C.

          So long as any shares of 7.70% No Par Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 7.70% No Par Preferred Stock and of any other class or series of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 7.70% No Par Preferred Stock shall not bear interest.

     (3)  LIQUIDATION.

          In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 7.70% No Par Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02 of the Charter of the Company, as amended.

     (4)  OPTIONAL REDEMPTION.

          The Company may at its option expressed by resolution of the Board of Directors redeem all or part of the 7.70% No Par Preferred Stock in the manner provided in Section 4.03(A) of the Charter of the Company, as amended, at any time and from time to time on or after September 1, 1997. The per share redemption price shall be equal to the stated value per share of the 7.70% No Par Preferred Stock plus an amount equal to the accumulated but unpaid dividends thereon up to but not including the date fixed for redemption.

          All shares of the 7.70% No Par Preferred Stock at any time redeemed pursuant to this subparagraph (4) shall be retired and canceled and thereafter shall be deemed to be authorized but unissued shares of Cumulative Preferred Stock of no par value.


     (5)  VOTING POWERS.

          Except as otherwise provided by law or as specifically provided by Sections 4 and 6 of the Charter of the Company, the shares of 7.70% No Par Preferred Stock shall have no voting rights."


                                      III.

     These amendments were duly adopted by the board of directors of the Company as of October 9, 1992.

     IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to the Articles of Incorporation to be executed by its duly authorized officer as of the 9th day of October, 1992.


                                       ATLANTA GAS LIGHT COMPANY


                                       By:/s/ Thomas H. Benson
                                       -----------------------
                                       Thomas H. Benson
                                       Senior Vice President

                            ARTICLES OF CORRECTION
                                      OF
                           ATLANTA GAS LIGHT COMPANY


     The Articles of Correction of Atlanta Gas Light Company, a Georgia corporation (the "Company"), are filed pursuant to Section 14-2-124 of the Official Code of Georgia Annotated to correct the below-described record of corporate action.

     On October 9, 1992, the Company filed with the Secretary of State Articles of Amendment to the Articles of Incorporation (Charter) of the Company (the "Articles of Incorporation"). Article II of said Articles of Amendment amends
Section 3 of the Charter of the Company by adding new Sections 3.04B and 3.04C. Subparagraph (3) of Section 3.04B and subparagraph (4) of Section 3.04C incorrectly state that the Company may redeem the shares of Cumulative Preferred Stock designated in the Articles of Amendment on or after September 1, 1997 rather than the correct date of December 1, 1997.

     Accordingly, new Sections 3.04B and 3.04C as set forth in Article II of said Articles of Amendment hereby are corrected so as to read in their entirety as follows:

     "SECTION 3.04B. 7.70% SERIES $100 PAR VALUE CUMULATIVE PREFERRED STOCK. The Company shall have the authority to issue 145,000 shares of $100 par value 7.70% Series Cumulative Preferred Stock (the "7.70% Series Preferred Stock"), which shall have the following preferences limitations and relative rights:

     (1)  CUMULATIVE DIVIDENDS.

          The holders of 7.70% Series Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative dividends per share at the rate of 7.70% per annum on the par value thereof, payable quarterly on the first day of March, June, September and December in each year. Dividends on shares of 7.70% Series Preferred Stock shall commence to accrue and shall be cumulative from and including the date of issuance and shall cease to accrue on and after the date fixed for redemption pursuant to paragraph (3) of this Section 3.04B.

          So long as any shares of 7.70% Series Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 7.70% Series Preferred Stock and of any other class or series of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 7.70% Series Preferred Stock shall not bear interest.

     (2)  LIQUIDATION.

          In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 7.70% Series Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02 of the Charter of the Company, as amended.

     (3)  OPTIONAL REDEMPTION.

          The Company may at its option expressed by resolution of the Board of Directors redeem all or part of the 7.70% Series Preferred Stock in the manner provided in Section 4.03(A) of the Charter of the Company, as amended, at any time and from time to time on or after December 1, 1997. The per share redemption price shall be equal to the par value per share of the 7.70% Series Preferred Stock plus an amount equal to the accumulated but unpaid dividends thereon up to but not including the date fixed for redemption.

          All shares of the 7.70% Series Preferred Stock at any time redeemed pursuant to this subparagraph (3) shall be retired and canceled and thereafter shall be deemed to be authorized but unissued shares of Cumulative Preferred Stock of the par value of $100 per share.

     (4)  VOTING POWERS.

          Except as otherwise provided by law or as specifically provided by Sections 4 and 6 of the Charter of the Company, the shares of 7.70% Series Preferred Stock shall have no voting rights.

          SECTION 3.04C. 7.70% SERIES NO PAR VALUE CUMULATIVE PREFERRED STOCK (STATED VALUE $100 PER SHARE). The Company shall have the authority to issue 300,000 shares of no par value 7.70% Series Cumulative Preferred

     Stock (the "7.70% No Par Preferred Stock"), which shall have the following preferences limitations and relative rights:

     (1)  STATED VALUE.

          The stated value of, and the stated capital allocated to, the 7.70% No Par Preferred Stock shall be $100 per share.

     (2)  CUMULATIVE DIVIDENDS.

          The holders of 7.70% No Par Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative dividends per share at the rate of 7.70% per annum on the stated value thereof, payable quarterly on the first day of March, June, September and December in each year. Dividends on shares of 7.70% No Par Preferred Stock shall commence to accrue and shall be cumulative from and including the date of issuance and shall cease to accrue on and after the date fixed for redemption pursuant to paragraph (4) of this Section 3.04C.

          So long as any shares of 7.70% No Par Preferred Stock are outstanding, no dividends shall be declared or paid upon, or set apart for, the shares of any class of Junior Stock, nor any sums applied to the purchase, redemption or other retirement of any class of Junior Stock, unless full dividends on all shares of the 7.70% No Par Preferred Stock and of any other class or series of Preferred Stock outstanding for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then current quarterly dividend period shall have been or concurrently shall be paid or declared and set apart. The amount of any deficiency for the past dividend periods may be paid or declared and set apart at any time without reference to any quarterly dividend payment date. Unpaid accrued dividends on the 7.70% No Par Preferred Stock shall not bear interest.

     (3)  LIQUIDATION.

          In the event of any liquidation, dissolution or winding up of the Company or reduction or decrease of its capital resulting in a distribution of assets to the holders of any class of Junior Stock, the holders of 7.70% No Par Preferred Stock shall be entitled to receive the amounts prescribed in Section 4.02 of the Charter of the Company, as amended.

     (4)  OPTIONAL REDEMPTION.

          The Company may at its option expressed by resolution of the Board of Directors redeem all or part of the 7.70% No Par Preferred Stock in the manner provided in Section 4.03(A) of the Charter of the Company, as amended, at any time and from time to time on or after December 1, 1997. The per share redemption price shall be equal to the stated value per share of the 7.70% No Par Preferred Stock plus an amount equal to the accumulated but unpaid dividends thereon up to but not including the date fixed for redemption.

          All shares of the 7.70% No Par Preferred Stock at any time redeemed pursuant to this subparagraph (4) shall be retired and canceled and thereafter shall be deemed to be authorized but unissued shares of Cumulative Preferred Stock of no par value.


     (5)  VOTING POWERS.

          Except as otherwise provided by law or as specifically provided by Sections 4 and 6 of the Charter of the Company, the shares of 7.70% No Par Preferred Stock shall have no voting rights."


     IN WITNESS WHEREOF, the Company has caused these Articles of Correction to be executed by its duly authorized officer as of this 16th day of October 1992.

                                       ATLANTA GAS LIGHT COMPANY



                                       By: /s/ Robert L. Goocher
                                           ------------------------------
                                           Robert L. Goocher
                                           Vice President-Finance

                             ARTICLES OF AMENDMENT
                                     TO THE
                      ARTICLES OF INCORPORATION (CHARTER)
                                       OF
                           ATLANTA GAS LIGHT COMPANY


                                       I.

     The name of the corporation is:  Atlanta Gas Light Company.

                                      II.

     Effective the date hereof, the Articles of Incorporation (Charter) of Atlanta Gas Light Company (the "Company") hereby are amended as follows:

     (A) Section 1.01 of the Charter hereby is amended by deleting said Section in its entirety and substituting in lieu thereof the following:

          "Section 1.01. The maximum number of shares of capital stock of Atlanta Gas Light Company (hereinafter referred to as the "Company") authorized to be outstanding at any one time is as follows:

          100,000,000 shares of Common Stock of the par value of $5 per share,

          20,000 shares of 4.50% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.50% Preferred Stock"),

          50,000 shares of 4.72% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "4.72% Preferred Stock"),

          10,000 shares of 5% Cumulative Preferred Stock of the par value of $100 per share (hereinafter referred to as the "5% Preferred Stock"),

          80,000 shares of 8.32% Series Cumulative Preferred Stock of the par value of $100 per share,

          75,000 shares of 7.84% Series Cumulative Preferred Stock of the par value of $100 per share,

          245,000 shares of Cumulative Preferred Stock of the par value of $100 per share,

          1,000,000 shares of Cumulative Preferred Stock of no par value with the amount of stated capital allocated to each share to be determined by the Board of Directors of the Company at the time of issue thereof, and with the maximum aggregate stated capital allocable to all such shares at any time outstanding of not more than $30,000,000, and

          10,000,000 shares of Preferred Stock of no par value with the amount of stated capital allocated to each share to be determined by the Board of Directors of the Company at the time of issuance thereof.

          The designations, preferences, voting powers, restrictions, limitations and qualifications of the several classes or series of stock of Atlanta Gas Light Company shall be as set forth in the applicable provisions of this Charter (Articles of Incorporation), as amended, or as may be fixed by applicable statutory provisions, or as may from time to time be lawfully provided by resolution of the Board of Directors of the Company, provided, however, that no share of any such class or series of Preferred Stock shall be issued in violation of the terms of any other class or series of Preferred Stock then outstanding."

     (B) Section 3.02 of the Charter hereby is amended by deleting the text of such Section in its entirety and replacing such text with the term "Reserved."

     (C) Section 3.03 of the Charter hereby is amended by deleting the text of such Section in its entirety and replacing such text with the term "Reserved."

     (D) Section 4.01 of the Charter hereby is amended by deleting such Section in its entirety and substituting in lieu thereof the following:

     "Section 4.01. Dividend Rights. Dividends in full shall not be paid or set apart for payment on any class or series of the Preferred Stock for any dividend period unless dividends then due and payable for all past dividend periods on all classes or series of Preferred Stock have been or are contemporaneously paid in full or set apart for payment in full. When the specific dividends then due and owing for past dividend periods are not paid in full on any class of Preferred Stock, the shares of each class of Preferred Stock with respect to which dividends are then due and owing for past dividend periods shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were paid in full."

     (E) Subparagraph (v) of Section 4.04(A) of the Charter hereby is amended by deleting such subparagraph in its entirety and substituting in lieu thereof the following:

     "(v) Issue shares of Preferred Stock in addition to the 20,000 shares of 4 1/2% Preferred Stock outstanding unless, after giving effect to such additional shares,

       (a) the net income of the Company available for dividends for any period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the calendar month within which such additional shares of stock are to be issued shall have been at least two and one-half (2 1/2) times the aggregate annual dividend requirements upon the entire amount to be outstanding of Preferred Stock and of any stocks of the Company of any class ranking as to dividends prior to the Preferred Stock,

       (b) the gross income available for payment of interest charges for any period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the calendar month within which such additional shares of stock are to be issued shall have been at least one and one-half (1 1/2) times the sum of (1) the aggregate annual interest charges on all indebtedness of the Company to be outstanding, and (2) the aggregate annual dividend requirements upon the entire amount to be outstanding of Preferred Stock and of any stocks of the Company of any class ranking as to dividends prior to the Preferred Stock, and

       (c) the aggregate of the capital of the Company applicable to all Junior Stock, plus the capital surplus and earned surplus of the Company and plus premiums on capital stock of the Company of any class, shall not be less than the aggregate amount payable upon involuntary liquidation, dissolution or winding up of the Company to the holders of all shares of all classes of Preferred Stock to be outstanding.

     In the foregoing computations, there shall be excluded (a) all indebtedness and all shares of Preferred Stock to be retired in connection with the issue of such additional shares, and (b) all interest charges on all indebtedness and dividend requirements on all shares of stock to be retired in connection with the issue of such additional shares. The net earnings of any property which has been acquired by the Company during or after the period for which income is computed, or of any property which is to be acquired in connection with the issuance of any such additional shares, if capable of being separately determined or estimated, may be included on a pro forma basis in the foregoing computations; and if within or after the period for which income is computed, any substantial portion of the properties of the Company shall have been disposed of, the net earnings of such property, if capable of being separately determined or estimated, shall be excluded in the foregoing computations."